                                                                    EXHIBIT 10.1

                     MASTER CONTRIBUTION AGREEMENT AMENDMENT


                THIS MASTER CONTRIBUTION AGREEMENT AMENDMENT (this "Amendment") is made and entered into as of September 15, 1997, by and between Pacific Gulf Properties Inc., a Maryland corporation ("PGP"), and Eden Plaza Associates, LLC, a California limited liability company ("Eden").


                                    RECITALS

                A. PGP and Eden have entered into that certain Master Contribution Agreement (the "Agreement"). The terms used in this Amendment and not otherwise defined shall have the meanings given thereto in the Agreement.

                B. PGP and Eden desire to supplement and amend the Agreement as hereinafter provided.

                                    AGREEMENT

                NOW, THEREFORE in consideration of the foregoing and the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

                1. Debt Restructure. Anything contained in the Agreement to the contrary notwithstanding, the "Debt Restructure" (as defined in the Agreement) may, at PGP's election which may be made in PGP's sole and absolute discretion, consist of the following:

                    (a) the reduction of the Closing Cigna Debt by an amount to be agreed upon by PGP and Cigna, not to exceed the amount set forth in Section 1.39(i) of the Agreement;

                    (b) the extension of the maturity date of the Cigna Debt to a date after the Closing Date mutually agreed upon by PGP and Cigna;

                    (c) to the extent required by PGP, the agreement by Cigna that all existing defaults under the Cigna Debt have been cured or waived;

                    (d) to the extent required by Cigna, the assumption of the modified Cigna Debt by the Operating Partnership and, at Cigna's election, either (i) the retention of Eden's liability for the modified Cigna Debt, or
(ii) the release of Eden's liability for the Cigna Debt combined with Eden's guaranty of at least $12,000,000 of the modified Cigna Debt, which guaranty is nonrecourse to the partners and members of Eden; and

                    (e) such other terms and conditions as PGP may reasonably approve.

Eden and PGP have determined that restructuring the Cigna Debt on substantially the terms set forth above will be acceptable if PGP elects to do so. However, nothing contained herein shall obligate PGP to cause the Cigna Debt to be so restructured and PGP retains the right to pursue any and all other possible Debt Restructures, subject to the other provisions of the Agreement. Anything contained herein to the contrary notwithstanding, neither party shall be obligated to accept the Debt Restructure outlined above if such Debt Restructure (i) does not provide that the debt shall be secured by the Properties; or (ii) would result in less than $12,000,000 (including any holdback described in the Agreement) of debt encumbering the Property at the Closing.

                2. Eden Landing Certificate. Section 7.12(b) is deleted from the Agreement.

                3. Closing. PGP and Eden each agree to work diligently and in good faith to cause the Closing to occur as soon as reasonably possible, but in any event on or before the Outside Closing Date.

                4. Closing Costs. In the event the Debt Restructure outlined in
Section 1 above is implemented at the Closing, Eden's obligations to pay the amounts described in Sections 9.5(a)(iv)(A) and 9.5(b) of the Agreement shall survive the Closing and, to the extent applicable, apply to the first refinancing of the modified Cigna Debt that occurs after the Closing; provided, however, that in no event shall Eden be required to pay any amounts described in such Sections of the Agreement that exceed the amounts Eden would have been required to pay pursuant to those Sections if the Debt Restructure outlined in
Section 1 above had not been implemented.

                5. Exhibit B. In the event the Debt Restructure outlined in
Section 1 above is implemented at the Closing, Item 14 of Schedule B of the Approved Title Form which is attached as Exhibit B to the Agreement shall be deemed to refer to the recorded loan documents currently securing the Cigna Debt, as modified.

                6. Exhibit P. The following revisions are made to the form of the OP Agreement which is attached as Exhibit P to the Agreement:

                    (a) The words ", as amended," are added after the words "Master Contribution Agreement" in Section 1.42 of the OP Agreement.

                    (b) In Section 4.2 of the OP Agreement, the existing clause
(b) is relettered to be clause (c) and the following new clause (b) is added ";
(b) financing, refinancing
and paying off or down Partnership debt (subject to the limitations in Section
7.2 hereof;".

                7. Counterparts; Facsimile. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                8. Agreement. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf as of the date first above written.

                             "PGP"

                             PACIFIC GULF PROPERTIES INC., a Maryland corporation


                             By:   /s/ Donald G. Herrman
                                ---------------------------------------------
                                   Donald G. Herrman, Executive Vice
                                   President, Chief Financial Officer
                                   and Secretary


                             "EDEN"

                             EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                             By:   /s/Elbert P. Bressie
                                ---------------------------------------------
                                  Elbert P. Bressie, Managing
                                  Member

                          MASTER CONTRIBUTION AGREEMENT


                                     BETWEEN

                          PACIFIC GULF PROPERTIES INC.

                                       AND

                           EDEN PLAZA ASSOCIATES, LLC

                                TABLE OF CONTENTS


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ARTICLE I             DEFINITIONS..........................................................  1

ARTICLE II            CONTRIBUTIONS........................................................ 10
        2.1    Eden's Contribution......................................................... 10
        2.2    Consideration For Eden Contribution......................................... 10
        2.3    PGP Capital Contribution.................................................... 11
        2.4    Consideration for PGP Contribution.......................................... 11
        2.5    Closing Time and Place...................................................... 11
        2.6    Title....................................................................... 11

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF PGP................................ 12
        3.1    Organization, Power and Authority, and Qualifi-
               cation...................................................................... 12
        3.2    Authority Relative to this Agreement........................................ 12
        3.3    Binding Obligation.......................................................... 12
        3.4    No Violation................................................................ 12
        3.5    Bankruptcy.................................................................. 12
        3.6    Disclosure.................................................................. 13
        3.7    Reports..................................................................... 13
        3.8    Brokers..................................................................... 13

ARTICLE IV            INTENTIONALLY OMITTED................................................ 13

ARTICLE V             REPRESENTATIONS AND WARRANTIES OF EDEN............................... 13
        5.1    Organization, Power and Authority, and Qualifi-
               cation...................................................................... 13
        5.2    Authority Relative to this Agreement........................................ 13
        5.3    Binding Obligation.......................................................... 13
        5.4    No Violation................................................................ 14
        5.5    Adequate Disclosure......................................................... 14
        5.6    Absence of Undisclosed Liabilities.......................................... 14
        5.7    Compliance with Laws/Certificates of Substandard
               Structure................................................................... 14
        5.8    Environmental Matters....................................................... 15
        5.9    Physical Condition.......................................................... 15
        5.10   Leases...................................................................... 15
        5.11   No Litigation or Adverse Events............................................. 16
        5.12   Contracts and Agreements.................................................... 16
        5.13   No Other Agreements......................................................... 17
        5.14   Non-Foreign Person.......................................................... 17
        5.15   Employees................................................................... 17
        5.16   Brokers..................................................................... 17
        5.17   Operating Statements........................................................ 17
        5.18   Security Deposits........................................................... 18
        5.19   Deposits and Reimbursements................................................. 18
        5.20   Bankruptcy.................................................................. 18
        5.21   Disclosure.................................................................. 18
        5.22   Prospectus.................................................................. 18

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        5.23   No Public Offering.......................................................... 19
        5.24   Knowledge and Experience.................................................... 19
        5.25   No Distribution............................................................. 20

ARTICLE VI            COVENANTS AND AGREEMENTS OF EDEN..................................... 20
        6.1    Actions Affecting Properties................................................ 20
        6.2    Access to Properties and Records; Contact with
               Officials................................................................... 21
        6.3    License and Entitlements.................................................... 21
        6.4    No Extraordinary Transactions............................................... 21
        6.5    Debt Restructure............................................................ 22
        6.6    Insurance................................................................... 23
        6.7    Taxes and Assessments....................................................... 23
        6.8    Operation of Properties..................................................... 23
        6.9    Compliance With Hayward Resolution.......................................... 23
        6.10  Closing Information.......................................................... 24
        6.11   Tax and Securities Issues................................................... 24

ARTICLE VII           PGP's CONDITIONS PRECEDENT........................................... 24
        7.1    Representations and Warranties.............................................. 24
        7.2    No Material Adverse Change.................................................. 24
        7.3    Delivery of Closing Requirements............................................ 25
        7.4    No Order or Injunction...................................................... 25
        7.5    Debt Restructure............................................................ 25
        7.6    Maximum PGP Capital Contribution............................................ 25
        7.7    Full Participation.......................................................... 25
        7.8    Title Insurance............................................................. 25
        7.9    Eden Compliance............................................................. 25
        7.12   Certificates of Substandard Structure....................................... 26

ARTICLE VIII          EDEN'S CONDITIONS PRECEDENT.......................................... 26
        8.1    Representations, Warranties and Covenants................................... 26
        8.2    Delivery of Closing Requirements............................................ 26
        8.3    No Order or Injunction...................................................... 26
        8.4    PGP Capital Contribution.................................................... 27
        8.5    Debt Restructure............................................................ 27
        8.6    PGP Compliance.............................................................. 27

ARTICLE IX            THE CLOSING.......................................................... 27
        9.1    Deliveries by Eden.  ....................................................... 27
        9.2    Deliveries by OP.  ......................................................... 28
        9.3    Closing Prorations.......................................................... 29
        9.4    Deposits and Reimbursements................................................. 31
        9.5    Closing Costs............................................................... 31
        9.6    Eden Brokerage Commission................................................... 32
        9.7    Shared Expenses............................................................. 33
        9.8    Possession.................................................................. 34
        9.9    Notices to Tenants.......................................................... 34
        9.10   Reporting Requirements...................................................... 34

ARTICLE X             INDEMNITY............................................................ 35

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ARTICLE XI           GENERAL PROVISIONS.................................................... 36
        11.1   Survival of Representations and Warranties.................................. 36
        11.2   Confidentiality............................................................. 36
        11.3   Notices..................................................................... 36
        11.4   Successors and Assigns...................................................... 37
        11.5   Amendments.................................................................. 37
        11.6   Governing Law............................................................... 37
        11.7   Enforcement................................................................. 38
        11.8   Time of the Essence......................................................... 38
        11.9   Severability................................................................ 38
        11.10  Exhibits.................................................................... 38
        11.11  Further Assurances.......................................................... 38
        11.12  Risk of Loss................................................................ 38
        11.13  Counterparts................................................................ 39
        11.14  No Waiver................................................................... 39
        11.15  Legal Representation........................................................ 39
        11.16  REIT........................................................................ 39
        11.17  Entire Agreement............................................................ 40

                          MASTER CONTRIBUTION AGREEMENT


      THIS MASTER CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of _________, 1997, by and between Pacific Gulf Properties Inc., a Maryland corporation ("PGP"), and Eden Plaza Associates, LLC, a California limited liability company ("Eden").


                                    RECITALS

      A. PGP and Eden desire to enter into the transactions herein described for, among other things, the formation of the "Operating Partnership" and the contribution to the Operating Partnership at the "Closing" of the four parcels of land identified on Exhibit A (collectively, the "Land"). Each parcel of Land is improved with an industrial building or buildings and related improvements. The parcels of Land and all "Appurtenances", "Improvements", "Tangible Personal Property" and "Intangible Personal Property" (as those terms are hereafter defined) located thereon or associated therewith are individually referred to as a "Property" and collectively referred to as the "Properties".

      B. Pursuant hereto, the parties wish to provide for, among other things, the contribution of cash by PGP to the Operating Partnership and the contribution of the Properties by Eden to the Operating Partnership.


                                    AGREEMENT

      NOW, THEREFORE in consideration of the foregoing and the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      Certain of the terms used in this Agreement that are not otherwise defined herein shall have the meanings set forth below.

      1.1   "Act" shall mean the Securities Act of 1933, as amended.

      1.2 "Approved Title Form" shall mean a title insurance policy issued in the form of, and containing only the Permitted Exceptions described on, Exhibit B, including any handwritten notations thereon.

      1.3 "Appurtenances" shall mean all rights, privileges, interests, licenses, claims, easements, benefits, covenants, conditions and servitudes of any type or nature which are appurtenant to or otherwise benefit a parcel of Land and/or the Improvements located thereon, including without limitation, all minerals, oil, gas and other hydrocarbon substances on or under the Land, as well as all development rights, air rights, water, water rights and water stock relating to a parcel of Land and any other easements, rights of way or appurtenances and used in connection with the beneficial operation, use and enjoyment of such Land and/or Improvements or any other appurtenance, together with all of Eden's rights in and to streets, sidewalks, alleys, gores, strips, driveways, parking areas and areas adjacent thereto or used in connection therewith, and all of Eden's rights in any land lying in the bed of any existing or proposed street adjacent to any Land.

      1.4 "Assignment of Intangible Property" shall have the meaning set forth in Section 9.1(d).

      1.5 "Assignment of Leases" shall have the meaning set forth in Section 9.1(e).

      1.6   "Assumed Contracts" shall mean those Contracts identified on
Schedule 1 to Exhibit C that Eden will assign to, and that the Operating Partnership will assume, as of the Closing Date.

      1.7   "Base Value" shall mean $19,000,000.

      1.8 "BT Commercial" shall mean, individually and collectively, BT Commercial Real Estate, Inc., and Martin Dalton, Steve Kapp and Mike Kamm of BT Commercial Real Estate, Inc.

      1.9 "Capital Improvements" shall mean those items of deferred maintenance and capital improvements to the Properties described on Exhibit D.

      1.10 "Certificates of Substandard Structure" shall mean, collectively, the Certificate of Substandard Structure recorded (i) March 3, 1994 as Series No. 94-083727 with respect to 26500 Corporate Avenue, Hayward, California (the "Corporate Avenue Certificate"), (ii) March 3, 1994 as Series No. 94-083733 with respect to 3541-3583 Investment Blvd., Hayward, California (the "Investment Blvd. Certificate"), and (iii) March 3, 1994 as Series No. 94-083734 with respect to 26102-142 Eden Landing Road, Hayward, California (the "Eden Landing Certificate").

      1.11 "Cigna Debt" shall mean the total amount of all principal, interest and other amounts outstanding under that certain loan held by Connecticut General Life Insurance Company ("Cigna"), as successor to Connecticut General Life Insurance Company, a Connecticut corporation, in the original principal amount of $16,700,000, and secured, in part, by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated January 16, 1990, and recorded January 17, 1990 as Series No. 90-013417 in the Official Records of Alameda County, California.

      1.12  "Cigna Restructure Proposal" shall have the meaning set forth in
Section 6.5.

      1.13 "Conditions Precedent" shall mean collectively, the PGP Conditions Precedent and Eden Conditions Precedent, each set forth in Article VII and
Article VIII, respectively, of this Agreement.

      1.14 "Closing" shall mean the date and time at which title to all Real Property has vested in the Operating Partnership, provided that all Properties shall be conveyed to the Operating Partnership in a single Closing.

      1.15 "Closing Cigna Debt" shall mean the outstanding amount of all principal, interest and other amounts outstanding under the Cigna Debt on the Closing Date prior to any pay down or refinancing of the Cigna Debt at the Closing.

      1.16 "Closing Date" shall mean the date on which the Closing of all Properties occurs.

      1.17 "Commissions" shall mean an amount equal to $390,000 in the aggregate, of which (i) $195,000 shall be payable to BT Commercial, Martin Dalton, Michael Camm and Steve Kapp (collectively), and (ii) $195,000 shall be payable to Bressie & Co. upon Closing.

      1.18 "Contracts" shall mean all written or oral management, architectural, engineering, leasing, insurance, bonding, construction, financing, guarantee, indemnity, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, equipment leasing, supply, warranty, purchase, consulting, professional service, advertising, promotion, public relations and other contracts and commitments (excluding the Leases) in any way relating to the Properties or any part thereof.

      1.19  "Debt Restructure" shall have the meaning set forth in Section 6.5.

      1.20  "Debt Restructure Documents" shall have the meaning set forth in
Section 6.5.

      1.21 "Deposits and Reimbursements" shall mean the following with respect to the Properties: (i) deposits made with or tendered to utility companies to secure service or to permit Eden or its predecessors in interest to tie in to existing service grids or to cause a utility company to install connections or extensions necessary to provide service,

(ii) deposits made by Eden or its predecessors in interest with any bonding or surety company or deposits, bonds or other financial security devices posted with or for the benefit of any governmental or quasi-governmental agency in connection with subdivision or public improvement bonds obtained by Eden or its predecessors in interest or in connection with any development agreement, subdivision agreement, parcel map or tract map, and (iii) any refundable fees, payments or reimbursements which Eden or its predecessors in interest or the then-current owner or occupant of the Properties is entitled to receive from any governmental or quasi-governmental or private body in respect of the ownership and development of the Land or Improvements or any public improvements made in connection with the Land or Improvements.

      1.22 "Determination Date" shall mean July 25, 1997 provided that on or before August 1, 1997 this Agreement has been executed and delivered by Eden. Otherwise the "Determination Date" shall be the Closing Date.

      1.23 "Earnest Money" shall mean the sum of Two Hundred Fifty Thousand Dollars ($250,000), to be deposited with the Escrow Holder by PGP and to be disbursed as provided in this Agreement.

      1.24 "Eden Capital Contribution" shall be equal to the Base Value, less each of the following: (i) the actual amount at Closing of all debts and liabilities assumed by the Operating Partnership or encumbering any of the Properties as of the Closing Date determined prior to any reduction in the Closing Cigna Debt by refinancing or application of the portion of the PGP Capital Contribution used to pay down the Cigna Debt, (ii) the Commissions, and
(iii) the Qualifying Eden Closing Costs.

      1.25  "Eden Conditions Precedent" shall have the meaning contained in
Article VIII.

      1.26 "Eden Entity" shall mean any person or entity who or which directly or indirectly through one or more intermediate entities owns, controls or benefits from any interest in or to Eden.

      1.27 "Environmental Reports" shall mean those certain Phase I Environmental Site Assessments dated June 6, 1997, prepared by Dames & Moore under D&M Job No. 29146-026-128, titled 3521-3583 Investment Blvd. & 26102-26142
Eden Landing Road, 3157- 3167 Corporate Place, 3129-3146 Corporate Place and 3191 Corporate Place & 26500 Corporate Way, Hayward, California, and that certain environmental report prepared by Hazardous Materials Mitigation Professionals Incorporated, addressed to CLS Realty Advisors, Inc. under cover letter dated April 9, 1987 and identified as Project No. H221-01A.

      1.28 "Environmental Requirements" shall mean all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including, without limitation: (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials (as such term is defined below), chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

      1.29  "Escrow Holder" shall mean Chicago Title Company of Alameda County.

      1.30 "Estoppel Certificates" shall mean estoppel certificates in the form attached hereto as Exhibit Q, from all Tenants of the Improvements.

      1.31 "Exchange Rights Agreement" shall mean that certain Exchange Rights Agreement attached hereto as Exhibit E.

      1.32 "Hazardous Materials" shall mean (i) any flammables, explosive or radioactive materials, contaminants or hazardous or toxic wastes, materials or substances or related materials whether solid, liquid or gaseous in nature, including, without limitation, substances defined as "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801, et seq.; the Toxic Substances Control Act, 15 U.S.C., Section 2601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; and in the regulations adopted and publications promulgated pursuant to said laws; (ii) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto); (iii) those substances defined as "hazardous wastes," "hazardous substances" or "toxic substances" in any similar federal, state or local laws or in the regulations adopted and publications promulgated pursuant to any of the foregoing laws or which otherwise are regulated by any governmental authority, agency, department, commission, board or instrumentality of the United States of America, the State of California or any political subdivision thereof; (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste, substance or material all as amended; (v) petroleum or any by-products thereof; (vi) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. Sections 2011 et seq., as amended, and in the regulations adopted and publications promulgated pursuant to said law; (vii) asbestos in any form or condition; and (viii) polychlorinated biphenyls.

      1.33 "Improvements" shall mean all improvements, structures or fixtures constructed upon the Land and/or Appurtenances, including without limitation, all buildings and structures presently located on the Land and/or Appurtenances, all apparatus, equipment and appliances presently located on the Land and/or Appurtenances and used in connection with the operation or occupancy thereof, such as heating and air conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, garbage disposal, recreation or other services thereto, and all landscaping and leasehold improvements of Tenants which become the property of the lessor upon termination of a Lease.

      1.34 "Intangible Personal Property" shall mean all right, title, claim, interest and estate in, to and under any and all (i) intangible personal property owned by Eden which relates in any manner to or arises from or in connection with the Real Property and/or Tangible Personal Property and any and all other property, rights in or to property, general intangibles and contractual rights which Eden may have which are necessary or useful in connection with, or otherwise affect or relate to, the acquisition, development, improvement, holding, use, operation, maintenance, leasing or sale of the Real Property and/or Tangible Personal Property, including, but not limited to, any and all plans, specifications, subdivision maps and filings with respect thereto, applications, Licenses and Entitlements, subdivision or other bonds, Deposits and Reimbursements, engineering or soil reports, environmental and hazardous and toxic waste reports and studies, surveys, maps, correspondence, inspection reports, management reports, marketing reports, marketing displays and brochures, all contract rights, warranties from contractors, architects, engineers and material and labor suppliers whether written or implied, copies of all books and records (provided all original Leases and Lease files are included in this definition), all claims, choses in action, judgments, remedies, damages and causes of action, all easements, licenses and rights-of-way, occupancy or use agreements and all other documents affecting or relating to the Real Property and/or Tangible Personal Property; (ii) insurance proceeds received after Closing on account of a pre-Closing event; provided that the Seller shall be entitled to retain insurance proceeds in an amount equal to funds spent by Seller pre-Closing to repair or restore damage to the Property or Improvements covered by such insurance proceeds; (iii) any trademark, service mark, trade name or name customarily used or associated with the Real Property and/or Tangible Personal Property, and (iv) any and all other warranties, guarantees, permits, entitlements and other intangible rights of any type or nature.

      1.35 "Land" shall mean the parcels of real property described on Exhibit A attached hereto.

      1.36 "Law(s)" shall mean all applicable building codes, environmental, life safety, laws, rules and regulations including without limitation, those related to handicapped or disabled (including without limitation ADA) and land use and zoning laws and regulations, and other applicable local, state and federal laws and regulations.

      1.37 "Leases" shall mean all leases, occupancy agreements and other similar agreements, together with all modifications, extensions and renewals thereof, and any guarantees of any of the foregoing with respect to or demising any part of the Properties, all of which are described on a Rent Roll.

      1.38 "Licenses and Entitlements" shall mean all licenses, franchises, certifications, authorizations, approvals, rights, privileges, entitlements and permits issued or approved by any governmental or quasi-governmental authority or other person or entity having authority over the Properties, and all applications, filings and submittals therefor, in each case relating to the operation, ownership, subdivision, development, use or maintenance of the Properties or any part thereof, including, without limitation, construction permits, elevator permits, machinery permits, business licenses, ingress and egress permits, development agreements, subdivision, parcel and tract maps and approvals thereof, plans and/or permits required under the applicable zoning regulations, variances, utility agreements and commitments, improvement agreements, certificates of occupancy and the like, but excluding therefrom for all purposes of this Agreement any licenses issued to or solely on behalf of any Tenant.

      1.39 "Maximum PGP Capital Contribution" shall mean the total of (i) cash in an amount not to exceed $4,000,000 to be applied to reduce the Closing Cigna Debt to $12,000,000, and (ii) cash in an amount not to exceed $570,000 to be applied to pay the Commissions and the Qualifying Eden Closing Costs.

      1.40 "OP Agreement" shall mean the Agreement of Limited Partnership of PGP Northern Industrial, L.P., between PGP as the sole general partner and Eden as the initial limited partner, a copy of which is attached hereto as Exhibit P.

      1.41 "OP Units" shall mean limited partnership units in the Operating Partnership.

      1.42 "Opening of Escrow" shall mean the date this Agreement is fully executed and deposited with the Escrow Holder (as evidenced by the Escrow Holders' written confirmation thereof).

      1.43 "Operating Partnership" shall mean PGP Northern Industrial, L.P., a Delaware limited partnership.

      1.44 "Outside Closing Date" shall mean the date which is ninety (90) days after the Opening of Escrow, or such other date as is mutually agreed upon by PGP and Eden in writing.

      1.45 "Permitted Exceptions" shall mean those exceptions to title reflected in the Approved Title Form.

      1.46 "Personal Property" shall mean the Tangible Personal Property and the Intangible Personal Property.

      1.47 "PGP Capital Contribution" shall mean cash to be contributed at Closing by PGP to the Operating Partnership in an amount of not more than the Maximum PGP Capital Contribution. The PGP Capital Contribution is subject to reduction in the event of reduction of the Maximum PGP Capital Contribution.

      1.48 "PGP Conditions Precedent" shall mean the conditions precedent described in Article VII.

      1.49 "PGP Share Price" shall mean, with respect to the common stock of PGP, $18.50 per share, provided that the average closing price on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date is not less than $17.50 per share and not greater than $19.50 per share. In the event the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date is less than $17.50 per share, then the PGP Share Price shall be calculated by (i) determining the difference between the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date and $17.50 per share (the "Lower Differential"), and (ii) deducting fifty percent (50%) of the Lower Differential from $18.50 per share. For example, if the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date is $17.00 per share, then the Lower Differential shall equal $17.50

- $17.00 = $.50, and the PGP Share Price shall equal $18.50 - $.25 = $18.25 per share. In the event the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date is greater than $19.50 per share, then the PGP Share Price shall be calculated by (iii) determining the difference between the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date and $19.50 per share (the "Upper Differential"), and (iv) adding fifty percent (50%) of the Upper Differential to $18.50 per share. For example, if the average closing price for the common stock of PGP on the New York Stock Exchange for the five (5) consecutive trading days immediately preceding the Determination Date is $21.00, then the Upper Differential is $21.00 - $19.50 = $1.50, and the PGP Share Price shall equal $18.50 + $.75 =
$19.25 per share.

      1.50 "Property" and "Properties" shall have the meanings contained in Recital A.

      1.51 "Qualifying Eden Closing Costs" shall mean closing costs payable by Eden pursuant to Section 9.5(a) and 9.5(b) of this Agreement and prorations debited to Eden pursuant to Sections 9.3(c), (d) and (f) of this Agreement to the extent that all such closing costs and proration debits do not exceed $190,000. All other costs or expenses of Eden and proration debits to Eden shall be paid in cash by Eden at the Closing.

      1.52 "Real Property" shall mean collectively the Land, Improvements and Appurtenances.

      1.53 "Rent Roll" shall mean, for each Property, a current gross rent roll of the Property, listing for each Tenant the name, location of leased premises, rent, obligation for reimbursement of expenses, amount of security deposit, rent paid more than thirty (30) days in advance, lease commencement date, lease termination date, any free rent, or other unexpired concessions, if any, and a description of any uncured defaults, certified by Eden as true, complete and correct, and delivered to PGP by Eden concurrently with the execution and delivery hereof. All references to a "Rent Roll" for a Property shall include the update Rent Roll delivered pursuant to Section 6.10, which shall supersede any prior Rent Roll for that Property.

      1.54  "Securities Issues" shall have the meaning set forth in Section
6.11.

      1.55 "Tangible Personal Property" shall mean and include any and all tangible personal property owned by Eden located at, upon or about, or affixed or attached to, or installed in the Real Property, or used or to be used in connection with or incorporated into or otherwise relating to the Real Property or its ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing, including, but not limited to, fixtures, furniture, furnishings, tools, machinery, appliances and other apparatus and equipment, including, without limitation, plumbing equipment, HVAC, electric wiring and fixtures, gas distribution system, and water and sewage systems, supplies and other inventories, office equipment, communications equipment, vehicles, storage tanks, spare and replacement parts, fuel plans, specifications, operational handbooks, machinery and/or equipment operational instructions and/or specifications, surveys, drawings, and records, files and papers, whether in hard copy or computer format, including, without limitation, structural and engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former lessees and clients, personnel and employment records, and any information relating to taxes imposed on the Real Property, including without limitation, the Personal Property.

      1.56  "Tax Issues" shall have the meaning set forth in Section 6.11.

      1.57 "Tenant" shall mean each lessee or tenant occupying any portion of the Properties.

      1.58  "Title Company" shall mean Chicago Title Company of Alameda County.

      1.59 "Title Policy" shall mean an ALTA Owner's Extended Coverage Policy of Title Insurance for the Properties, in the form of the Approved Title Form, issued to the Operating Partnership by the Title Company promptly after Closing.

      1.60 "Transactions" shall mean all the transactions contemplated under this Agreement and the other agreements referred to herein.


                                   ARTICLE II

                              CONTRIBUTIONS/CLOSING

      2.1 Eden's Contribution. Subject to the terms and conditions set forth herein, Eden shall contribute to the Operating Partnership at Closing all of Eden's right, title and interest in and to the Properties.

      2.2 Consideration For Eden Contribution. In consideration of the contribution of the Properties to the Operating Partnership, at Closing Eden shall receive limited partner OP Units equal in number to the Eden Capital Contribution divided by the PGP Share Price.

      2.3 PGP Capital Contribution. Subject to the terms and conditions set forth herein, PGP shall contribute cash to the Operating Partnership at Closing in the amount of the PGP Capital Contribution.

      2.4 Consideration for PGP Contribution. In consideration of the PGP Capital Contribution made by PGP to the Operating Partnership, at Closing PGP shall receive its interest as General Partner in the Operating Partnership.

      2.5 Closing Time and Place. The Closing shall occur on the Closing Date. If the Closing has not occurred on or before the Outside Closing Date, then any party to this Agreement who is not then in default or breach under any term or provision of this Agreement, by written notice to the other party and the Escrow Holder, may terminate this Agreement. In the event of any such termination, the Earnest Money shall be returned to PGP.

      2.6 Title. On the Closing Date, Eden will convey to the Operating Partnership marketable, fee simple title to the Properties. Title to all contributed Real Property will be insured by issuance at Closing by the Title Company to the Operating Partnership of the Title Policy in the form of the Approved Title Form.

      2.7 Earnest Money. Three business days after a fully executed copy of this Agreement has been deposited with the Escrow Holder (as evidenced by the Escrow Holder's written confirmation thereof), PGP shall deposit the Earnest Money into escrow with the Escrow Holder. The Earnest Money shall be held by the Escrow Holder in an interest-bearing account, interest to remain with the Earnest Money.

      2.8 LIQUIDATED DAMAGES. IN THE EVENT THE TRANSACTIONS ARE NOT CONSUMMATED BECAUSE OF THE FAILURE OF ANY CONDITION OR ANY OTHER REASON EXCEPT A DEFAULT UNDER THIS AGREEMENT SOLELY ON THE PART OF PGP, THE EARNEST MONEY SHALL IMMEDIATELY BE RETURNED TO PGP. IF THE TRANSACTIONS ARE NOT CONSUMMATED SOLELY BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF PGP, THE EARNEST MONEY SHALL BE PAID TO AND RETAINED BY EDEN AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT EDEN'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY PGP, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF EDEN'S DAMAGES AND AS EDEN'S SOLE AND EXCLUSIVE REMEDY AGAINST PGP, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF PGP. EDEN HEREBY WAIVES ANY AND ALL BENEFITS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 3389.

               INITIALS:  EDEN [SIG]                        PGP  [SIG]
                               ------                            ------

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF PGP

      PGP makes the following representations and warranties as of the date hereof and again on the Closing Date.

      3.1 Organization, Power and Authority, and Qualification. PGP is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the requisite power and authority to own all of its assets and to carry on its business as it is now being conducted.

      3.2 Authority Relative to this Agreement. PGP has taken all actions necessary to authorize the execution, delivery and performance of this Agreement by PGP, and no other actions on the part of PGP are necessary in this regard, except the approval of the Board of Directors of PGP.

      3.3 Binding Obligation. This Agreement has been duly and validly executed and delivered by PGP and constitutes a valid and binding agreement of PGP enforceable against PGP in accordance with its terms.

      3.4 No Violation. The execution and delivery of this Agreement by PGP and the consummation of the Transactions will not result in or constitute any of the following: (i) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation, of the corporate organizational documents of PGP or any promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which PGP is a party; (ii) an event that would permit any party to accelerate the maturity of any indebtedness or other obligation of PGP; or (iii) a violation or conflict with any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to PGP.

      3.5 Bankruptcy. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against PGP. Without limiting the generality of the foregoing, none of the following have been done by, against or with respect to PGP: (i) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law of other similar law; (ii) the appointment of a trustee or receiver of any property interest; (iii) an assignment for the benefit of creditors; (iv) an attachment, execution or other judicial seizure of a substantial property interest; (v) the taking of, failure to take, or submission to, any action indicating an inability to meet its financial obligations as they accrue; or
(vi) a dissolution or liquidation.

      3.6 Disclosure. No representation or warranty of PGP in this Agreement, or any information, statement or certificate furnished or to be furnished by or on behalf of PGP pursuant to this Agreement or in connection with the Transactions contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading. All documents delivered by PGP to Eden, or made available to Eden for review in connection with the Transactions, were at the time delivered or made available, and will be at the time of Closing, true, correct and complete copies of all such documents in PGP's possession or control.

      3.7 Reports. PGP has filed all reports required by the Securities Exchange Act of 1934 and the information contained therein is materially true and correct as of the date of each such filing. There have been no material adverse developments in the business and operations of PGP since the last of such reports so filed.

      3.8 Brokers. PGP has not employed any broker or finder, or incurred any liability therefor, in connection with the Transactions.


                                   ARTICLE IV

                              INTENTIONALLY OMITTED


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF EDEN

      Eden makes the following representations and warranties as of the date hereof and again on the Closing Date, and each is applicable to all Properties.

      5.1 Organization, Power and Authority, and Qualification. Eden is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of California, and has the requisite power and authority to own all the Properties and all of its assets and to carry on its business as presently conducted.

      5.2 Authority Relative to this Agreement. Eden has obtained the approval of the Transactions by all Eden Entities. Eden has taken all action necessary to authorize the execution, delivery and performance of the Transactions and this Agreement, and no other proceedings, consents or approvals are needed to authorize the execution and delivery of this Agreement and the consummation by Eden of the Transactions contemplated hereunder.

      5.3 Binding Obligation. This Agreement has been duly and validly executed and delivered by Eden and constitutes a valid and binding agreement of Eden enforceable against Eden in accordance with its terms.

      5.4 No Violation. The execution and delivery of this Agreement by Eden and the consummation of the Transactions will not result in or constitute any of the following: (i) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation, of Eden's partnership agreement or any Contract or any Lease, License or Entitlement, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Eden is a party or by which it or the Properties are bound; (ii) an event that would permit any party to terminate any Assumed Contract or to accelerate the maturity of any indebtedness or other obligation of Eden; (iii) a violation or conflict with any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to Eden or the Properties; or (iv) the creation or imposition of any lien, charge or encumbrance on the Properties.

      5.5 Adequate Disclosure. All Eden Entities have been provided with, and have given their consents and approvals on the basis of, disclosure materials prepared by Eden, setting forth all relevant, material facts concerning Eden and Properties, the Operating Partnership, and the Transactions, and (excluding any statements of material fact made in such disclosure materials in reliance on written information provided by PGP for inclusion in such disclosure materials) none of such disclosures misstated any material facts or omitted to state any material facts necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

      5.6 Absence of Undisclosed Liabilities. Except for the Cigna Debt, obligations under the Contracts and Leases, and liabilities arising in the ordinary course, Eden has no material liabilities of any nature, whether matured or unmatured, fixed or contingent, regardless of whether the disclosure thereof would otherwise be required by generally accepted accounting principles, which liabilities could or would remain with the Properties or be binding on PGP or the Operating Partnership or which would have an adverse effect upon PGP, the Operating Partnership or the Properties.

      5.7 Compliance with Laws/Certificates of Substandard Structure. Other than as disclosed by the Corporate Avenue Certificate and Investment Blvd. Certificate (i) the use and operation of the Properties now are, and at the time of Closing will be, in compliance with all Laws which are material to the ownership and operation of the Properties; and (ii) all Licenses and Entitlements required in connection with the construction, use, or occupancy of the Properties have been obtained and are in full force and effect and in good standing. The violations referred to in the Eden Landing Certificate have been fully remedied.

      5.8 Environmental Matters. Except as expressly provided in the Environmental Reports, (i) neither Eden nor, to the knowledge of Eden, any previous owner or tenant or any other person, has engaged in or permitted any operations or activities in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about the Properties, or transported any Hazardous Materials to, from or across the Properties, except in all cases in compliance with Environmental Requirements; and (ii) to Eden's knowledge, no Hazardous Materials are presently constructed, deposited, stored, or otherwise located on, under, in or about the Properties, except in all cases in compliance with Environmental Requirements.

      5.9 Physical Condition. To Eden's knowledge, other than the Capital Improvements, and other than as disclosed by the Corporate Avenue Certificate and the Investment Blvd. Certificate, there are no structural defects or deficiencies in the Improvements which individually or in the aggregate on a Property by Property basis would have a material adverse effect on Eden or on the value of any of the Properties. To Eden's knowledge, the Improvements and Tangible Personal Property are in good working order and condition and are sufficient to serve the needs of such Property. To Eden's knowledge all water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by law or by the normal use and operation of each of the Properties, including, without limitation, waste water treatment facilities permanently dedicated to and reserved for the Properties, are and at the time of Closing will be installed to the property lines of the Land, are and at the time of Closing will be connected pursuant to valid unconditional permits, and are and at the time of Closing will be adequate to service each of the Properties and to permit compliance with all Laws.

      5.10 Leases. The Rent Roll for each Property is true, complete and accurate. Except for the Leases, there are no other leases, licenses or other agreements affecting the occupancy of any of the Properties which would become an obligation of PGP or the Operating Partnership after the Closing. With respect to each Lease: (i) it has been duly and validly executed and delivered by Eden and, to Eden's knowledge, by the other parties thereto; (ii) to Eden's knowledge, it is in full force and effect; (iii) the copy thereof delivered by Eden to PGP is true and accurate and is unmodified; (iv) Eden is not in default thereunder and no event exists which, with the passage of time or the giving of notice or both, would become a default thereunder on the part of Eden, (v) to Eden's knowledge, no other party thereto is in default thereunder, nor has any event occurred which, with the passage of time or the giving of notice or both, would become a default thereunder, and (vi) each Lease may validly be assigned to and assumed by the Operating Partnership, and any and all consents to such assignment and assumption have been obtained by Eden.

      5.11 No Litigation or Adverse Events. There are no investigations, actions, suits, proceedings or claims pending or, to the knowledge of Eden, threatened against or affecting Eden or any of the Properties, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, agency, or instrumentality, domestic or foreign. Other than the Certificates of Substandard Construction, Eden has not received notice of any, and to Eden's knowledge, is not subject to any, order, writ, injunction or decree of any court or federal, state, municipal or other governmental agency or department, commission, board, agency or instrumentality.

      5.12 Contracts and Agreements. Eden shall terminate at or prior to Closing all Contracts (other than Leases) affecting the Properties that are not Assumed Contracts. Eden acknowledges that the Operating Partnership and PGP are entering into a management agreement in connection with the Property concurrently with Closing, and that no property management agreement or agreements existing prior to Closing shall constitute Assumed Contracts. In the event of the Closing of the purchase of the Property, Buyer shall not retain the existing employees and management agents of Seller for the Property, and, accordingly, on the Closing, Seller shall (i) cause all employment and management agreements respecting the Property to be terminated, and deliver evidence of such termination to Buyer, and (ii) remove all employees and management personnel from the Property. On the Closing Date, there will be no outstanding written or oral Contracts made by Eden in connection with the Properties which in any way binds or affects PGP, the Property or the Operating Partnership other than the Assumed Contracts and Leases. There are no Contracts for any improvements to any of the Properties which have not been fully paid for, and Eden shall cause to be discharged all mechanics' and materialmen's liens, if any, arising from any labor or materials furnished to any of the Properties prior to the Closing Date. As of Closing, Eden will terminate any Contract that is not designated by PGP as an Assumed Contract, and pay all unpaid fees, costs or expenses in connection with such Contracts, including such fees, costs or expenses resulting from such termination. Without limiting the generality of the foregoing, Eden specifically acknowledges that Eden shall be solely responsible for all unpaid fees, costs and expenses, and all termination fees, costs and expenses, incurred in connection with any property management agreement existing prior to Closing. With respect to each Assumed Contract: (i) it has been duly and validly executed and delivered by the parties thereto; (ii) it is in full force and effect; (iii) the copy thereof delivered by Eden to PGP is true and accurate and is unmodified; (iv) Eden is not in default thereunder and no event exists which, with the passage of time or the giving of notice or both, would become a default thereunder on the part of Eden, (v) to Eden's knowledge, no other party thereto is in default thereunder, nor has any event occurred which, with the passage of time or the giving of notice or both, would become a default thereunder, and (vi) each Assumed Contract may validly be assigned to and assumed by the Operating Partnership, and any and all consents to such assignment and assumption have been obtained by Eden.

      5.13 No Other Agreements. To Eden's knowledge, there are no obligations in connection with any of the Properties which will be binding upon PGP or the Operating Partnership or affect the Properties after Closing and there are no assessments or bonds assessed or proposed to be assessed, against any of the Properties, except: (i) matters which are set forth in the Approved Title Form;
(ii) Assumed Contracts; and (iii) the Leases. To Eden's knowledge there are no existing or proposed easements, covenants, restrictions, agreements or other documents which affect title to any of the Properties and which are not disclosed by the Approved Title Form.

      5.14 Non-Foreign Person. Eden is not a "foreign person" as such term is defined in Section 1445(f) of the Internal Revenue Code of 1986, as amended, and Eden is not subject to withholding under Section 26131 of the California Revenue and Taxation Code.

      5.15 Employees. No employee of Eden in connection with any of the Properties is covered by a collective bargaining agreement and there are no retroactive increases or other accrued and unpaid sums owed to any such employee. There is no labor trouble, dispute, grievance, controversy or strike pending or, to Eden's knowledge, threatened against Eden and Eden does not know of any basis for any such trouble, dispute, grievance, controversy or strike.

      5.16 Brokers. Eden has not employed any broker or finder, or incurred any liability therefor, in connection with the Transactions other than BT Commercial and Bressie & Co.

      5.17 Operating Statements. All operating statements and other financial statements provided by Eden to PGP fully reflect the matters stated therein, including operation of each of the Properties for the periods covered and, in all material respects, accurately reflect all rents and other gross receipts, and all amounts paid by Eden for electricity, water, sewer, other utility services, insurance, fuel, maintenance and repairs (whether capitalized or expended), real estate taxes, payroll and payroll taxes and all other operating and other expenses associated with the Properties. Since the end of the latest period covered by such financial statements, there have been no transactions or occurrences materially affecting the operating expenses (or items thereof) associated with the Properties. The foregoing does not constitute a representation and warranty as to future income or expenses of the Properties.

      5.18 Security Deposits. All Tenant security deposits are reflected on the Rent Roll. There are no other deposits held by Eden in connection with any of the Properties.

      5.19 Deposits and Reimbursements. All Deposits and Reimbursements are reflected on Exhibit F.

      5.20 Bankruptcy. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against Eden or any Eden Entity. Without limiting the generality of the foregoing, none of the following have been done by, against or with respect to Eden or any Eden Entity: (i) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law of other similar law; (ii) the appointment of a trustee or receiver of any property interest; (iii) an assignment for the benefit of creditors; (iv) an attachment, execution or other judicial seizure of a substantial property interest; (v) the taking of, failure to take, or submission to, any action indicating an inability to meet its financial obligations as they accrue; or (vi) a dissolution or liquidation.

      5.21 Disclosure. No representation or warranty of Eden in this Agreement, or any information, statement or certificate furnished or to be furnished by or on behalf of Eden pursuant to this Agreement or in connection with the Transactions contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading. All documents delivered by Eden to PGP or made available to PGP for review in connection with the Transactions were at the time delivered or made available, and will be at the time of Closing, true, correct and complete copies of all such documents in Eden's possession or control. To Eden's knowledge, all of Eden's files in connection with the Properties in its possession or control were delivered to or made available to PGP for its review and there are no documents required for a complete understanding of or which are otherwise of significance in evaluating the Properties which are not contained in Eden's files or which have not been delivered or made available to PGP.

      5.22 Prospectus. Eden, and each Eden Entity, has received and reviewed that certain Prospectus of PGP dated May 29, 1997, that certain Prospectus Supplement dated June 5, 1997, and that certain Registration Statement, filed March 19, 1997, as amended and filed April 10, 1997, of which the Prospectus and Prospectus Supplement are a part, filed with the Securities and Exchange Commission under the Act and has had access to such additional financial and other information, including without limitation PGP's most current Form 10-Q and

Form 10-K, PGP's 1996 Annual Report to Shareholders' and PGP's Notice of 1997 Annual Meeting of Shareholders and accompanying Proxy Statement, and has been afforded the opportunity to ask questions of representatives of PGP, and to receive answers to those questions, as they have deemed necessary in connection with the Transactions.

      5.23 No Public Offering. Eden, and each Eden Entity, acknowledges that the OP Units being acquired pursuant hereto are being acquired in a transaction not involving any public offering within the meaning of the Act and that the OP Units have not been registered under the Act and agrees not to offer, sell, transfer or otherwise dispose of the OP Units (except for such transfers as described in Section 5.25, below) in the absence of registration under the Act unless Eden delivers to the Operating Partnership and PGP an opinion of a lawyer reasonably satisfactory to the Operating Partnership and PGP, in form and substance satisfactory to the Operating Partnership and PGP, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act and under applicable state securities or blue sky laws. Eden acknowledges that the OP Units, to the extent in the form of physical certificates, will bear a legend to the following effect:

      "NEITHER THE LIMITED PARTNERSHIP UNITS IN THE PARTNERSHIP REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT NOR ANY PART THEREOF OR INTEREST THEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the 'ACT'), AND NEITHER MAY BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF PGP NORTHERN INDUSTRIAL, L.P., AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP); AND, IN ALL EVENTS, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE LIMITED PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITY ISSUED ON ACCOUNT HEREOF OR WITH RESPECT HERETO) MAY BE MADE UNLESS THE PARTNERSHIP HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION BOTH MUST BE ACCEPTABLE TO THE PARTNERSHIP IN ITS SOLE DISCRETION) FOR THE HOLDER THAT, BECAUSE OF THE AVAILABILITY OF AN EXEMPTION, NO SUCH REGISTRATION, QUALIFICATION OR OTHER COMPLIANCE IS REQUIRED UNDER THE ACT, APPLICABLE BLUE SKY OR STATE SECURITIES LAWS, OR OTHERWISE."

      5.24 Knowledge and Experience. Eden and each Eden Entity is either (a) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act, or (b) a person who either alone or with his, her or its purchaser representative (as defined in Rule 501(h) of Regulation D under the Act) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the OP Units or any other security acquired hereunder. Eden and each Eden Entity has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with his, her or its purchaser representative or personal advisor the merits and risks of an investment in the OP Units or any other security delivered hereunder and protecting his, her or its own interests in connection with the investment and has obtained, in his, her or its judgment, alone, or together with his, her or its purchaser representative or personal advisor sufficient information from PGP to evaluate the merits and risks of an investment in the OP Units or any other security delivered hereunder. Eden and each Eden Entity acknowledges that he, she, or it has the financial ability to bear the economic risk of his, her or its investment in the OP Units, has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the OP Units. If other than an individual, Eden and each Eden Entity has not been organized solely for the purpose of acquiring the OP Units or other security acquired under this Agreement.

      5.25 No Distribution. Although Eden may elect to transfer the OP Units to its constituent Eden Entities, and those constituent Eden Entities may, in turn, elect to transfer the OP Units to their respective constituent Eden Entities, they are not acquiring any OP Units with a view to the distribution of the OP Units or any present intention of offering or selling any of the OP Units in a transaction that would violate the Act or the securities laws of any State or any other applicable jurisdiction.


                                   ARTICLE VI

                        COVENANTS AND AGREEMENTS OF EDEN

               Eden hereby covenants and agrees as follows.

      6.1 Actions Affecting Properties. Eden shall not initiate or solicit any inquiries or offers with respect to, and shall not agree to, sell, assign, lease, pledge, transfer or encumber any of the Properties, or enter into any other consent, commitment, understanding or other agreement, or incur any obligation or liability (contingent or absolute) with respect to any of the Properties, or merge or consolidate with or into any other entity or enter into any agreements relating thereto. Eden shall not make any material commitments or representations to any applicable government authorities, any adjoining or surrounding property owners, any civic association, any utility or any other similar person or entity that would in any manner be binding upon PGP, the Operating Partnership or the Properties without PGP's prior written consent in each case. Eden shall use diligent efforts to avoid knowingly committing or permitting to occur, any action which will result in a violation of any Law between the date hereof and the Closing.

      6.2 Access to Properties and Records; Contact with Officials. Upon reasonable notice and during regular business hours, Eden shall give PGP, and authorized representatives of PGP, full access to Eden's personnel, properties, documents, contracts, facilities, books, equipment and records and to the Properties. In addition, Eden authorizes PGP to make all inquiries with and applications to any third party, including any governmental authority, as PGP deems necessary or appropriate in connection with the completion of the Transactions and satisfaction of the PGP Conditions Precedent, including, without limitation, the negotiation of an extension of time to comply with the Certificates of Substandard Structure; provided, however, that PGP shall have no power or authority to bind Eden or any of the Properties prior to the Closing without Eden's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding Eden's agreement that PGP may make such inquiries and applications, Eden agrees to fully and promptly cooperate in such inquiries and applications to the extent requested by PGP and to promptly provide all information, and upon five (5) business days notice to execute and deliver such documents, as reasonably requested by PGP.

      6.3 License and Entitlements. Through the Closing, Eden shall maintain all Licenses and Entitlements in full force and effect, shall file timely all reports, statements, renewal applications and other filings, and shall pay timely all fees and charges in connection therewith that are required to keep the Licenses and Entitlements in full force and effect.

      6.4 No Extraordinary Transactions. Until the Closing Eden will conduct its business in the ordinary and usual course as such business was conducted prior to the date hereof, including, without limitation, using diligent efforts to lease any vacant space in the Improvements to creditworthy tenants at market rates and terms; provided, however, that Eden shall not engage in any extraordinary transactions without PGP's prior written consent. Extraordinary transactions shall include, without limitation, the sale of any real property or any material asset, increase in compensation of any employees, implementation, modification or termination of any plan for the benefit of employees, issuance of any options, warrants or securities, borrowing of any funds under existing credit arrangements or otherwise, entering into any new contract or agreement (or extending, terminating or modifying any existing contract or agreement) unless such is cancelable by Eden (and after the Closing, by the Operating Partnership) in their discretion on a maximum of thirty (30) days' notice. Extraordinary transactions shall also include entering into any new lease, occupancy agreement or other similar agreement of all or any portion of the Properties or extending, terminating, amending or supplementing any existing Lease. Should Eden wish to engage in any extraordinary transaction, Eden shall provide written notice thereof to PGP in detail sufficient to allow PGP to evaluate the merits of the proposed transaction. PGP shall be deemed to have approved the proposed transaction unless within ten (10) days of PGP's receipt of such written notice PGP has provided Eden with a written response setting forth in reasonable detail PGP's reasons for disapproving the proposed transaction. In addition, Eden authorizes PGP to independently conduct such discussions and negotiations with existing and prospective Tenants and others as PGP deems necessary or appropriate to implement any extraordinary transaction; provided, however, that PGP shall have no power or authority to bind Eden or any of the Properties prior to the Closing without Eden's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Any request for consent pursuant to the preceding sentence shall be responded to by Eden in writing within ten (10) days after Eden's receipt thereof, and any failure by Eden to so respond shall be deemed to constitute Eden's consent to the request. Extraordinary transactions shall not include the Debt Restructure.

      6.5 Debt Restructure. PGP has received a proposal from Trowbridge, Kieselhorst & Company, Inc. in a letter to Lonnie Nadal dated May 27, 1997 regarding restructuring the Cigna Debt, a copy of which is attached hereto as Exhibit O (the "Cigna Restructure Proposal"). Eden and PGP have determined that restructuring the Cigna Debt (either through modifying the terms of the existing Cigna Debt or refinancing the existing Cigna Debt with a new loan from Cigna) on substantially the terms reflected in the Cigna Restructure Proposal is acceptable. However, PGP may also determine that another lending institution other than Cigna may be willing to provide financing for the Properties (thereby replacing the Cigna Debt with a new loan from a new lender) on terms which, in the aggregate, are more favorable to the Operating Partnership than those available from Cigna. Eden authorizes PGP to conduct such discussions and negotiations with Cigna and other potential lenders as PGP deems necessary or appropriate to finalize the Cigna Restructure Proposal or obtain such alternative financing, and to review and negotiate loan documents prepared by Cigna or another lender to implement the Cigna Restructure Proposal or such other financing (collectively, the "Debt Restructure Documents"), such that the Cigna Debt will be restructured or refinanced by either Cigna or another lender concurrently with Closing on terms acceptable to PGP in its sole and absolute discretion (the "Debt Restructure"); provided, however, that PGP shall have no power or authority to bind Eden or any of the Properties prior to Closing without Eden's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Anything contained herein to the contrary notwithstanding, neither party shall be obligated to accept the Debt Restructure if the Debt Restructure (a) does not provide that the debt shall be guaranteed in an amount equal to $12,000,000 by Eden, but without recourse to the partners or members of Eden; (b) does not provide that the debt shall be secured by the Properties; or (c) would result in less than $12,000,000 (including any holdback hereinafter described) of debt encumbering the Property at the Closing; provided, however that the Debt Restructure may result in funds being held back by the lender to pay for capital improvements, deferred maintenance and/or seismic retrofit or compliance as the lender may require. Notwithstanding Eden's agreement that PGP may conduct such discussions and negotiations to reach final agreement with Cigna or another lender regarding the Debt Restructure, Eden agrees to fully and promptly cooperate in such discussions and negotiations with Cigna and other potential lenders to the extent requested by PGP and to promptly provide all information, and to execute such Debt Restructure Documents as requested by PGP, Cigna or such other lender. In connection with the Debt Restructure, the Operating Partnership will also execute such documentation as is necessary to implement the Debt Restructure. In the event notwithstanding the good faith efforts of Eden and PGP, the Debt Restructure cannot be accomplished in accordance with the foregoing and the Debt Restructure Documents cannot be executed, delivered and recorded, as applicable, concurrently with the Closing, then Eden and/or PGP may, in its sole and absolute discretion terminate this Agreement and the Transactions contemplated hereby, without any liability or further obligation whatsoever to the other.

      6.6 Insurance. Through the Closing, Eden shall maintain in full force and effect substantially the same public liability and casualty insurance coverage now in effect with respect to each of the Properties, at its own expense.

      6.7 Taxes and Assessments. Eden shall pay or discharge before delinquent all tax liabilities and obligations, including, without limitation, those for federal, state or local income, property, unemployment, withholding, sales, use and other taxes that are payable prior to the Closing Date.

      6.8 Operation of Properties. Eden shall continue to operate and maintain the Properties in the ordinary course of its business, consistent with past practice, and will maintain the Properties in substantially their present order and condition, and deliver the Properties on the Closing in substantially the same condition it was on the date this Agreement was executed by PGP, reasonable wear and tear excepted. Without limiting the generality of the foregoing, no fixtures, equipment or other Personal Property shall be removed from the Properties unless prior to the Closing Date the same are replaced with similar items of at least equal quality and value.

     6.9 Compliance With Hayward Resolution. On or prior to Closing, Eden shall cause the recordation of a quitclaim deed (the "Quitclaim Deed") by the City Manager of the City of Hayward, a municipal corporation, pursuant to Resolution No. 94-222 of the Hayward City Council, adopted October 11, 1994, a certified copy of which was recorded December 19, 1994, as Series

No. 94-386958 in the Official Records of Alameda County, California.

      6.10 Closing Information. Five (5) business days prior to Closing, Eden shall deliver to PGP a current Rent Roll for each Property.

      6.11 Tax and Securities Issues. Eden acknowledges that: (i) all state and federal income tax considerations, issues, analyses, and consequences relevant to Eden and/or the Eden Entities ("Tax Issues"), and (ii) all state and federal securities law considerations, issues, analyses, and consequences relevant to Eden and/or the Eden Entities ("Securities Issues"), are solely the responsibility of Eden and/or the Eden Entities. It is further acknowledged that neither PGP nor the Operating Partnership or the agents or representatives (including legal counsel and accountants) of PGP or the Operating Partnership has provided advice, representations, or guidance to Eden and/or any Eden Entity regarding the Tax Issues or the Securities Issues, and neither Eden, nor any Eden Entity has relied or will rely on PGP or the Operating Partnership or the agents or representatives of such parties with regard thereto, but instead will rely on their own securities, tax, business and legal advisors therefor and with respect thereto. Nothing contained in this Section 6.11 shall preclude reliance by Eden or any Eden Entity on public documents, reports and registration statements filed by PGP under the Act or the Securities Exchange Act of 1934 to the same extent as the general public. PGP has not provided Eden, or any Eden Entity, and neither Eden nor any Eden Entity may rely on, any non-public information. Nothing contained in this Section 6.11 shall apply to limit the obligations of PGP or the Operating Partnership to Eden or the Eden Entities with respect to the operation of the Operating Partnership subsequent to the Closing.

                                   ARTICLE VII

                           PGP's CONDITIONS PRECEDENT

      The obligation of PGP to consummate the Transactions shall be subject to fulfillment (or waiver) at or prior to the Closing of the following conditions precedent (the "PGP Conditions Precedent"):

      7.1 Representations and Warranties. The representations and warranties made in this Agreement or in any document delivered pursuant to this Agreement by any person or entity other than PGP shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

      7.2 No Material Adverse Change. None of the following shall have occurred: (i) any actual, pending, or threatened taking of any portion of any of the Properties by condemnation or eminent domain; (ii) destruction of any portion of any of the Properties, regardless of cause; (iii) the discovery of any Hazardous Materials on any of the Properties other than as disclosed in the Environmental Reports; (iv) any data, information, facts or material provided to or obtained by PGP regarding Eden, any Property, or the Cigna Debt, proves to be false or misleading in any material respect, or if any new material adverse fact concerning the same comes to the attention of PGP; (v) significant adverse or worsening local, regional, national or international business conditions, including without limitation rising interest rates; or (vi) Eden fails to comply with the provisions of this Agreement.

      7.3 Delivery of Closing Requirements. Prior to or concurrently with Closing, Eden shall have executed and delivered, or caused to be executed and delivered, to Escrow Holder each of the documents and items identified in
Article IX, below to be executed and delivered by it.

      7.4 No Order or Injunction. The consummation of the Transactions shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction.

      7.5 Debt Restructure. The Debt Restructure shall be in a position to be closed and the Debt Restructure Documents shall have been executed and delivered by all parties thereto, and, where appropriate, recorded on the Closing Date.

      7.6 Maximum PGP Capital Contribution. The total of all cash contributed by PGP to the Operating Partnership shall not exceed the Maximum PGP Capital Contribution.

      7.7 Full Participation. All Properties are transferred to the Operating Partnership at Closing.

      7.8 Title Insurance. The grant deeds conveying title to the Real Property to the Operating Partnership shall have been recorded and the Title Company shall be irrevocably committed to issue the Title Policy.

      7.9 Eden Compliance. Eden shall have fully complied with all of Eden's duties and obligations contained in this Agreement.

      7.10 Estoppel Certificates. Estoppel Certificates executed by each Tenant of the Improvements shall have been delivered to PGP. The Estoppel Certificates shall be dated not more that three (3) weeks prior to the Closing. The Estoppel Certificates shall not have been materially modified from the form of Estoppel Certificate attached hereto as Exhibit Q, and shall reflect information acceptable to PGP.

      7.11 E&Y Audit. PGP shall have received an audit of the Property prepared by Ernst & Young, sufficient to comply with PGP's reporting requirements to the Securities and Exchange Commission.

      7.12  Certificates of Substandard Structure.

            (a) The appropriate governmental agency or agencies shall have granted an extension of time (which extension shall be for a duration and shall be documented in a manner reasonably acceptable to PGP) such that any currently uncured violations noted in the Certificates of Substandard Construction may be remedied in an orderly fashion following the Closing without any negative impact on the Properties or their operations.

            (b) On or prior to the Closing there shall have been recorded such documents as shall be necessary to clear the Eden Landing Certificate from title to the Properties and cause the Title Company to issue Title Policy without exception therefor.

      In the event the failure of any condition set forth on this Article VII also constitutes a breach or default by Eden, the identification of any of the foregoing as a condition precedent shall not limit or diminish in any way PGP's rights or remedies on account of such breach or default.


                                  ARTICLE VIII

                           EDEN'S CONDITIONS PRECEDENT

      The obligation of Eden to consummate the Transactions shall be subject to fulfillment (or waiver) at or prior to the Closing Date of the following conditions precedent (the "Eden's Conditions Precedent"):

      8.1 Representations, Warranties and Covenants. The representations and warranties made by PGP in this Agreement or in any document delivered pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

      8.2 Delivery of Closing Requirements. Prior to or concurrently with Closing, PGP shall have executed and delivered, or caused to be executed and delivered, to Escrow Holder each of the documents and items identified in
Article IX, below to be executed and delivered by it.

      8.3 No Order or Injunction. The consummation of the Transactions shall not have been restrained, enjoined or prohi-bited by any order or injunction of any court or governmental authority of competent jurisdiction.

      8.4 PGP Capital Contribution. Concurrently with Closing, PGP shall contribute cash to the Operating Partnership in the amount of the PGP Capital Contribution.

      8.5 Debt Restructure. The Debt Restructure shall be in a position to be closed and the Debt Restructure Documents shall have been executed and delivered by all parties thereto, and, where appropriate, recorded on the Closing Date.

      8.6 PGP Compliance. PGP shall have fully complied with all of PGP's duties and obligations contained in this Agreement.

      In the event the failure of any condition set forth on this Article VIII also constitutes a breach or default by PGP, the enumeration of such as a condition shall not diminish in any way Eden's rights or remedies on account of such breach or default.


                                   ARTICLE IX

                                   THE CLOSING

      9.1 Deliveries by Eden. At Closing, Eden shall deliver or cause to be delivered to Escrow Holder (except where specified to remain at the management office of the applicable Property) the following:

            (a)   The duly executed OP Agreement;

            (b) A duly executed grant deed conveying to the Operating Partnership good and marketable fee simple title to the Real Property (subject only to Permitted Exceptions), in the form attached hereto as Exhibit G;

            (c) A duly executed warranty bill of sale in the form attached hereto as Exhibit H, conveying to the Operating Partnership title to its Tangible Personal Property, such title to be free of any liens, encumbrances or interests;

            (d) A duly executed assignment to the Operating Partnership of the Assumed Contracts, warranties, guaranties, permits and the Intangible Personal Property in the form attached hereto as Exhibit C (the "Assignment of Intangible Property");

            (e) A duly executed assignment and assumption of Leases affecting the Property to the Operating Partnership in the form of Exhibit I (the "Assignment of Leases"), such title to be free of any liens, encumbrances or interests;

            (f) A duly executed affidavit that Eden is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986 (the "Internal Revenue Code") in the form of Exhibit J;

            (g) A duly executed California Real Estate Withholding Exemption Certificates (Form 590-RE) in the form of Exhibit K;

            (h) A full release and reconveyance of all monetary encumbrances affecting the Properties (other than the restructured Cigna Debt if the Debt Restructure is to be accomplished by a modification of the existing Cigna loan documents), including, without limitation, any mechanics' liens and such bond, indemnity or other arrangements, and any other documents or agreements as shall be necessary to cause the Title Company to insure title to the Properties as vested in the Operating Partnership without any exception for such matters, and in the form of the Approved Title Form;

            (i) A duly executed legal opinion from counsel to Eden expressing the opinions described in Exhibit L attached hereto;

            (j) All keys to the Properties that are not in possession of Tenants and originals of all Assumed Contracts and all Leases (each of which may be left at the applicable Property management office);

            (k) Cash in the amount of any net credits owed by Eden as a result of the prorations described below, if any in excess of the Qualifying Eden Closing Costs to be paid by PGP;

            (l) Evidence of termination of any Contracts affecting the Property and that are not Assumed Contracts;

            (m)   A duly executed Exchange Rights Agreement;

            (n) Duly executed Debt Restructure Documents to the extent execution thereof is required of Eden or any Eden Entity;

            (o) Duly executed releases from BT Commercial and Bressie & Co. acknowledging full payment of all brokerage commissions or other fees in connection with the Property and the transactions contemplated hereby; and

            (p) Such other documents and instruments as are necessary or appropriate to consummate the Transactions in accordance with this Agreement.

      9.2 Deliveries by OP. At Closing, PGP, as the newly constituted general partner of the Operating Partnership, shall deliver to Escrow Holder the following on behalf of the Operating Partnership:

            (a)   The duly executed OP Agreement;

            (b)   A duly executed Assignment of Leases;

            (c)   A duly executed Assignment of Intangible Property;

            (d) Cash in the amount of the PGP Capital Contribution and any net amounts owed by the Operating Partnership as a result of the prorations described below, if any, limited, however, by the Maximum PGP Capital Contribution;

            (e) A duly executed legal opinion from counsel to PGP expressing the opinions described in Exhibit M attached hereto;

            (f) A duly executed (by both the Operating Partnership and PGP) Exchange Rights Agreement;

            (g)   Duly executed Debt Restructure Documents;

            (h) Such other documents and instruments as are necessary or appropriate to consummate the Transactions in accordance with this Agreement.

      9.3 Closing Prorations. The items below are to be apportioned as of 12:01 AM on the Closing Date. No prorations, credits or transfer of deposits shall be considered a capital contribution or advance by Eden or PGP to the Operating Partnership, and the Operating Partnership shall not be obligated to pay or reimburse Eden or PGP for such amounts; provided, however, that to the extent PGP pays or otherwise gives Eden credit for Commissions and/or Qualifying Eden Closing Costs, such payments or credits by PGP shall reduce the Eden Capital Contribution and increase the PGP Capital Contribution. All prorations shall be settled at Closing in cash, subject to subsequent adjustment as provided in Section 9.3(j) below.

            (a) Cigna Debt. Eden shall pay as of Closing all amounts under the Cigna Debt that have accrued on or prior to the Closing Date. The Operating Partnership shall pay all amounts under the restructured Cigna Debt or any refinancing debt accruing after the Closing Date.

            (b) Rent. Rent and all other charges payable by Tenants pursuant to the Leases (collectively referred to herein as "rent") under the Leases listed on the Rent Rolls shall be apportioned as of the Closing Date, regardless of whether or not such rent has been received by Eden. Neither PGP nor the Operating Partnership shall be obligated to take any steps to recover any rent arrearages. Eden shall be permitted to pursue its remedies for collection of any rent arrearages applicable to the period prior to the Closing Date, provided that neither PGP nor the Operating Partnership shall incur any cost, expense or liability in connection therewith, but Eden shall not be permitted to enforce any other legal or equitable remedies specifically including commencing eviction procedures.

            (c) Leasing Costs. Eden shall either pay as of the Closing Date or be charged with all leasing commissions and tenant improvement costs and allowances, if any, in connection with any Lease either executed on or before the Opening of Escrow, or executed after the Opening of Escrow unless approved by PGP pursuant to Section 6.4, whether due or to become due before or after the Closing Date. With respect to any such commission, cost or allowance due in connection with a Lease entered into after the Opening of Escrow but prior to Closing and which has been approved by PGP pursuant to Section 6.4, such commission, cost or allowance shall be prorated between Eden and the Operating Partnership based on the number of months of the lease term prior to the Closing Date and number of months of the lease term after the Closing Date and prior to the end of the "No Sale Period" (as defined in the OP Agreement), exclusive of any un-exercised options to renew or extend the term.

            (d) Security Deposits. Eden shall deliver to the Operating Partnership in cash at Closing the sum of all security deposits or other deposits paid by Tenants under any Leases, and any interest earned thereon which by law or the terms of such Leases are or could become refundable to tenants (collectively, "Security Deposits").

            (e) Utility Charges. Eden shall cause all the utility meters at each of the Properties to be read on the Closing Date, and will be responsible for the cost of all utilities used prior to the Closing Date not specifically payable by tenants.

            (f) Real Estate Taxes and Special Assessments. All unpaid real estate taxes, special assessments, bonds and personal property taxes payable for all calendar years prior to the year in which Closing occurs (together with interest thereon) shall be paid by Eden at or prior to the Closing. Unpaid general real estate taxes, special assessments, bonds and personal property taxes payable on account of the calendar year in which Closing occurs (but no prior calendar year) shall be prorated between Eden and the Operating Partnership as of the Closing Date.

            (g) Shared Expenses. Eden shall pay to PGP through escrow at the Closing the net amount due from Eden to PGP on account of the Shared Expenses pursuant to Section 9.7 below.

            (h) Other Apportionments. Amounts payable under the Assumed Contracts, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered), and liability for other Property operation and maintenance expenses and other recurring costs shall be apportioned as of the day following the Closing Date. Effective upon the Closing, Eden shall cancel all insurance it maintains on the Properties, and premiums on any policy of insurance maintained by Eden in connection with the Properties shall not be prorated.

            (i) Preliminary Closing Adjustment. Eden and PGP shall jointly prepare and approve a preliminary Closing adjustment on the basis of the Leases, Assumed Contracts and other sources of income and expenses, and shall deliver such computation to Escrow Holder prior to Closing.

            (j) Post-Closing Reconciliation. If any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the Closing Date as feasible, but in any event within forty five (45) days after the Closing Date. As soon as the necessary information is available, the Operating Partnership and Eden shall conduct a post-Closing review to determine the accuracy of all prorations made pursuant to this Agreement (the "Post-Closing Review"). Either party owing the other party a sum of money based on such subsequent proration(s) or the Post-Closing Review shall promptly pay said sum to the other party, together with interest thereon at the rate of two percent (2%) over the "prime rate" (as announced from time to time in the Wall Street Journal) per annum from the Closing Date to the date of payment if payment is not made within ten (10) days after delivery of a bill therefor.

            (k) Payment of Qualifying Eden Closing Costs. The foregoing to the contrary notwithstanding, PGP agrees to pay or give Eden credit for Qualifying Eden Closing Costs which would otherwise be payable by or charged to Eden, and the Eden Capital Contribution shall be reduced, and the PGP Capital Contribution shall be increased, on account thereof.

      9.4 Deposits and Reimbursements. Eden shall receive credit for, but shall not be entitled to the return of, any Deposits and Reimbursements, all of which shall remain in place for the benefit of the Operating Partnership with such utility companies, bonding or surety companies or other governmental or private body.

      9.5   Closing Costs.

            (a) Eden shall pay for (i) an as-built survey of each Property in a form sufficient to enable the Title Company to issue an ALTA Owner's Policy of Title Insurance in accordance with the Approved Title Form, provided, however, the maximum amount Eden shall pay, in the aggregate, for such surveys shall be Seven Thousand Five Hundred Dollars ($7,500), (ii) the premium for the Title Policy (but only to the extent of the cost of a standard California Land Title Association Owner's Policy of Title Insurance) and the cost of such CLTA endorsements as may be reasonably requested by PGP,
(iii) any county documentary transfer taxes applicable to the contribution of the Properties, and (iv) recording fees in connection with the release of (A) any monetary encumbrance affecting the Properties, (B) any Certificate of Substandard Structure, and (C) the Quitclaim Deed in connection with Resolution No. 94-222 of the Hayward City Council. PGP shall pay any additional costs to obtain the Title Policy in ALTA extended coverage form, any costs of the surveys in excess of Seven Thousand Five Hundred Dollars ($7,500), and any escrow fees and costs and recording fees (other than recording fees in connection with the release of any monetary encumbrance affecting the Properties, which shall be paid by Eden). Sales tax (if any), and any city or state documentary transfer taxes applicable to the contribution of the Properties, shall be paid fifty percent (50%) by PGP and fifty percent (50%) by Eden. All other costs and charges of the escrow not otherwise provided for in this Agreement shall be allocated in accordance with the closing customs for Alameda County. The foregoing to the contrary notwithstanding, in the event Closing occurs, PGP agrees, to the extent requested by Eden, to pay or give Eden credit for any of the foregoing costs or expenses which are Qualifying Eden Closing Costs which would otherwise be payable by or charged to Eden. The Eden Capital Contribution shall be reduced, and the PGP Capital Contribution shall be increased, to the extent of any such payment by PGP and/or credit given to Eden.

            (b) Except as provided in section 9.5(c), below, Eden shall be responsible for all costs incurred in connection with the prepayment or satisfaction of any loan or bond secured by any of the Properties, provided that any such cost is commercially reasonable and normally incurred in the prepayment or satisfaction of similar loans or bonds, or otherwise provided in the applicable loan or bond documents.

            (c) The Operating Partnership shall be responsible for all costs incurred in connection with the Debt Restructure, including, without limitation, any title insurance costs, legal fees of Cigna's or other lender's counsel and other fees, costs or expenses in connection with the Debt Restructure.

      9.6 Eden Brokerage Commission. If, and only if, Closing occurs, PGP will pay through escrow the Commissions otherwise payable by Eden in connection with the Transactions in the amount of $195,000 payable to BT Commercial and $195,000 payable to Bressie & Co and the Eden Capital Contribution shall be reduced, and the PGP Capital Contribution shall be increased, on account thereof. In the event the commission or fees payable to BT Commercial or Bressie & Co. in connection with the Transactions exceed such amounts, then Eden shall pay such excess. Eden shall not be credited with a capital contribution or other advance to the Operating Partnership in connection with payment of such excess, and neither PGP nor the Operating Partnership will be obligated to pay or reimburse Eden for the amount of such excess. In the event that any broker or finder other than BT Commercial or Bressie & Co. claims a commission or finder's fee based upon any contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the other party in defending against the same. The party through whom any other broker or finder makes a claim shall hold harmless, indemnify and defend the other party hereto, its successors and assigns, agents, employees, officers and directors, and the Property from and against any and all obligations, liabilities, claims, demands, liens, encumbrances and losses (including, without limitation, attorneys' fees), whether direct, contingent or consequential, arising out of, based on, or incurred as a result of such claim. The provisions of this Section shall survive the Closing or termination of this Agreement.

      9.7   Shared Expenses.

            (a) PGP, on the one hand, and Eden, on the other hand, agree to share equally all fees, costs and expenses (including legal and accounting) incurred in connection with the negotiation, drafting and completion of the Term Sheet dated November 13, 1996 in connection with the Transactions. The foregoing fees, costs and expenses are referred to collectively as the "Shared Expenses". Shared Expenses does not include (and such excluded expenses shall be the separate liability and obligation of the respective incurring parties), among other things, the following: (i) PGP's and/or Eden's costs, fees, and expenses associated with its due diligence review of the Properties, (ii) PGP's and/or Eden's costs, fees, and expenses associated with the analysis of the tax, economic, securities law compliance or other impact of the Transactions upon any of the Eden Entities, and (iii) PGP's and/or Eden's costs, fees, and expenses associated with soliciting and obtaining any consents or approvals for the Transactions, including the costs, fees, and expenses associated with the preparation and dissemination of any disclosure documents or materials to any of the Eden Entities, each of which shall be paid by the party incurring the same. Shared Expenses also does not include the cost of the audit of the financial and operating statements for the Properties referred to in Section 7.11 above, the cost of which shall be paid by PGP through a capital contribution to the Operating Partnership.

            (b) Eden and PGP have agreed that all fees, costs and expenses (including both Eden's and PGP's legal and accounting) incurred in connection with the negotiation, drafting and completion of the OP Agreement, this Master Contribution Agreement and the conveyancing documents prepared in connection therewith, and the Exchange Rights Agreement shall be expenses of the Operating Partnership. Any expense that is excluded from the definition of Shared Expenses in Section (a), above, shall not be an expense of the Operating Partnership.

            (c) In the event the Closing does not occur due to the breach or default by Eden, or any act or omission within the control of Eden, then notwithstanding the provisions of Sections (a) and (b), above, Eden agrees to pay all costs and expenses incurred by PGP (including legal and accounting) in connection with the negotiation, due diligence, documentation and the like relating to the Transactions. In the event the Closing does not occur due to the breach or default of PGP, or any act or omission within the control of PGP, then, notwithstanding the provisions of Sections (a) and (b), above, PGP agrees to pay all costs and expenses incurred by Eden in connection with the Transactions. In the event this Agreement is terminated due to the failure of a Condition Precedent which does not result from an act or omission within the control of any party hereto, and absent any breach or default by any of the parties hereto, then the provisions of (a) above shall apply, and the fees, costs and expenses described in Section (b), above, shall be deemed to be Shared Expenses and shall be shared equally by PGP and Eden in accordance with Section
(a) above as though fully set forth therein.

      9.8 Possession. At Closing, Eden shall deliver possession of the Properties to the Operating Partnership (subject to the rights of Tenants under the Leases), which Properties shall be in the same condition as of the date of execution of this Agreement, reasonable wear and tear excepted.

      9.9 Notices to Tenants. Eden shall mail (or cause to be mailed) via first-class mail (postage prepaid) or personally deliver to each Tenant, within 20 days after the Closing, a letter in substantially the form attached hereto as Exhibit N advising each Tenant of the applicable change of ownership and the holding of security deposits, all in conformity with the requirements of California Civil Code Section 1950.5(g)(1). If the notice to the Tenant is made by personal delivery, the Tenant shall acknowledge receipt of the notice and sign his or her name on Eden's copy of the notice.

      9.10 Reporting Requirements. The Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). For purposes hereof, Seller's tax identification number is 33-0404407. Escrow

Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney's fees and other litigation expenses, arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements.
                                    ARTICLE X

                                    INDEMNITY

      10.1 Eden shall save, hold harmless, indemnify and defend PGP and the Operating Partnership, their respective successors and assigns and their respective officers, directors, employees, partners, agents and representatives, from and against any and all obligations, liabilities, claims, liens or encumbrances, demands, losses, damages, causes of action, judgments, costs and expenses (including attorneys' fees), whether direct, contingent or consequential, and no matter how arising, incurred or suffered by any of them ("Losses and Liabilities"): (i) resulting from the ownership or operation of the Properties or the business affairs and transactions of Eden prior to the Closing, excluding, however, any act or omission by Eden with respect to any new or existing lease but only to the extent such act or omission was specifically approved by PGP pursuant to Section 6.4; (ii) resulting from any misrepresentation or inaccuracy in or breach of any representation, warranty or covenant by Eden in this Agreement; (iii) resulting from any claim, cause of action, or the like, by Eden or by any Eden Entity or by any representative, successor or assign of Eden or any Eden Entity (whether made individually, as a class, or derivatively, or any other way) as a result of this Agreement or the Transactions, other than a claim for breach of a representation, warranty or covenant by PGP or the Operating Partnership in this Agreement, (iv) resulting from any Tax Issues or Securities Issues and including without limitation, (a) the issuance of the OP Units to Eden, (b) the dissolution of Eden and/or any Eden Entity, (c) the distribution or issuance of OP Units to any Eden Entity,
(d) the conversion of OP Units to REIT shares or the redemption of OP Units for cash, but excluding violations of securities laws arising solely from the initial formation of the Operating Partnership and the initial issuance of OP Units to Eden to the extent, and only to the extent, of that initial transaction as if that initial transaction were the only transaction taking place pursuant hereto with no other Eden Entity ever receiving OP Units, (v) resulting from or arising out of any Contract that is not an Assumed Contract, including, without limitation, any claim of unpaid fees or costs, including, without limitation, termination fees and costs, (vi) resulting from or arising out of any dispute regarding the amount of the Commission payable to BT Commercial or Bressie & Co.

      10.2 Except for Losses and Liabilities covered by Section 10.1, PGP shall cause the Operating Partnership to save, hold harmless, indemnify and defend Eden, its successors and assigns and its officers, directors, employees, partners, agents and representatives from and against any and all Losses and Liabilities in any way:
(i) resulting from the ownership or operation of the Properties or the business affairs and transactions of the Operating Partnership after the Closing; or (ii) resulting from any misrepresentation or inaccuracy in or breach of any representation, warranty or covenant of the Operating Partnership in this Agreement. Additionally, PGP shall indemnify and defend Eden, its respective successors and assigns and its respective officers, directors, employees, partners, agents and representatives from and against any and all Losses and Liabilities in any way resulting from any misrepresentation or inaccuracy in or breach of any representation, warranty or covenant of PGP in this Agreement.

      10.3 No payments made pursuant to any of the provisions of Article X shall entitle the paying parties to any repayment or reimbursement from, or any capital account credit in, the Operating Partnership. The provisions of this
Article X shall survive the Closing.


                                   ARTICLE XI

                               GENERAL PROVISIONS

      11.1 Survival of Representations and Warranties. All representations and warranties in this Agreement shall survive the Closing.

      11.2 Confidentiality. Eden agrees to maintain as confidential and, except as required by law, to not disclose to any third parties, other than Eden Entities, attorneys, and accounting and business advisors, all information in their possession concerning the Transactions. Eden shall not make any public announcement by way of press release or otherwise of the Transactions, but they shall be entitled to describe the Transactions contemplated hereunder to the Eden Entities. PGP and the Operating Partnership shall have the right to disclose any and all information in its possession (confidential or otherwise) concerning Eden and/or the Transactions for purposes of making any press release concerning the Transactions as PGP or the Operating Partnership deems necessary or appropriate in its sole and absolute discretion.

      11.3 Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) business day after being deposited with Federal Express or another reliable overnight courier service or next day delivery or transmitted by facsimile telecopy, or (iii) two (2) business days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

               If to Eden:             Eden Plaza Associates
                                       520 Third Street, Suite 555
                                       San Francisco, California 94107
                                       Attn:  Mr. Elbert P. Bressie
                                       Fax No.:       (415) 778-3909
                                       Telephone No.: (415) 778-3900

               With a copy to:         Leland, Parachini, Steinberg,
                                       Flinn, Matzger & Melnick, LLP
                                       333 Market Street, 27th Floor
                                       San Francisco, California 94105
                                       Attn:  Craig Kepler, Esq.
                                       Fax No.:       (415) 974-1520
                                       Telephone No.: (415) 957-1800

               If to the Operating
               Partnership :           Pacific Gulf Properties Inc.
                                       4220 Von Karman, Second Floor
                                       Newport Beach, California 92660
                                       Attn:  Mr. Lonnie P. Nadal
                                       Fax No.:       (714) 223-5032
                                       Telephone No.: (714) 223-5000

               With a copy to:         Cox, Castle & Nicholson, LLP
                                       2049 Century Park East, Suite 2800
                                       Los Angeles, California  90067
                                       Attn:  Amy H. Wells, Esq.
                                       Fax No.:       (310) 277-7889
                                       Telephone No.: (310) 284-2233

or such other address as either party may from time to time specify in writing to the other.

      11.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and permitted assigns. Any assignee of OP Units shall also be an assignee hereunder and shall have the benefits of and be bound by the terms and provisions of this Agreement (including those relating to indemnities as hereinabove provided). Neither Eden nor PGP shall assign its right, title or interest in or to this Agreement.

      11.5 Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Eden and PGP.

      11.6 Governing Law. This Agreement, and all documents and instruments executed and delivered in connection herewith (except the OP Agreement, which shall be governed by Delaware law), shall be governed by and construed in accordance with the laws of the State of California.

      11.7 Enforcement. If any party hereto institutes any action or proceeding to interpret or enforce any provision of this Agreement or for an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover its actual attorneys' fees and all fees, costs and expenses incurred in connection with such action or proceeding. Such attorneys' fees, fees, costs and expenses shall include post judgment attor- neys' fees, fees, costs and expenses incurred on appeal or in collection of any judgment. This provision is separate and several and shall survive the merger of this provision into any judgment on this Agreement. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

      11.8  Time of the Essence. Time is of the essence of this Agreement.

      11.9 Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

      11.10 Exhibits. All exhibits attached hereto are incorporated herein as though fully set forth herein.

      11.11 Further Assurances. Each party agrees to cooperate fully with the other parties and to prepare, execute, and deliver such further instruments of conveyance, contribution, assignment, or transfer and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to consummate the terms and provisions and to carry into effect the intents and purposes of this Agreement.

      11.12 Risk of Loss. In the event of any of loss or damage to all or any part of any individual Property by fire or other casualty prior to the Closing that PGP reasonably believes could be in excess of $50,000 on that Property, or which materially impedes access to such Property, then notwithstanding the existence of any casualty insurance, PGP shall have the option in its sole discretion to: (i) terminate this Agreement in its entirety; or (ii) continue this Agreement, whereupon Eden shall assign to the Operating Partnership all available insurance and will pay to the Operating Partnership any deductible amount thereunder (or such deductible amount shall reduce the Base Value of the Properties in determining the Eden Capital Contribution and any cost thereof paid by PGP shall increase the PGP Capital Contribution). The provisions of subsection (ii), above, shall apply (and survive Closing) in the event of any loss or damage in an amount less than $50,000.

      11.13 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereof.

      11.14 No Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified herein.

      11.15 Legal Representation. Each party has been represented by legal counsel in connection with the negotiation of the Transactions and the drafting and negotiation of this Agreement and the other agreements referred to herein. Cox, Castle & Nicholson, LLP ("CCN") has represented solely PGP, and Leland, Parachini, Steinberg, Matzger & Melnick, LLP has represented solely Eden, in connection with the Transactions, any other agreements previously existing among the parties relating to the Transactions, this Agreement, all exhibits hereto and all agreements referred to herein. CCN has not provided legal services to or been legal counsel for the Operating Partnership, Eden, any Eden Entity and none of the foregoing has relied on CCN in that regard. The normal rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

      11.16 REIT. PGP is qualified as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as amended, and, by reason thereof, the maintaining of such status and the avoiding of any activity which might cause a penalty tax to be applied is of material concern to PGP. Eden also acknowledges that PGP's status as a real estate investment trust also inures to the benefit of Eden, and not just PGP. Accordingly, Eden agrees to make any modifications or amendments to this Agreement requested by PGP prior to Closing that may be necessary for PGP to maintain its status as a real estate investment trust or in order for it to avoid a penalty tax; provided, however, that Eden shall have no obligation to enter into any such modification or amendment that would materially alter or affect, in Eden's sole judgment, Eden's rights, duties, or obligations under this Agreement. If Eden declines to modify or amend this Agreement for any reason in a manner which PGP determines, in the good faith exercise of its reasonable business judgment, is necessary to maintain its status as a real estate investment trust or avoid a penalty tax, PGP shall have the right to terminate this Agreement by written notice delivered to Eden prior to Closing and thereafter shall have no liability or further obligation whatsoever to Eden.

      11.17 Entire Agreement. This Agreement, including its exhibits and the other documents and agreements referred to herein, are intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no covenants, agreements, promises, warranties or understandings other than those set forth or referred to herein, with respect to such subject matter. This Agreement, together with its exhibits and the other documents and agreements referred to herein, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof and thereof.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date first above written.

                                    "PGP"

                                    PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                    By: /s/ GLENN L. CARPENTER
                                        ----------------------------------------
                                        Glenn L. Carpenter, President and
                                        Chief Executive Officer


                                    By: /s/ ROBERT A. DEWEY
                                        ----------------------------------------
                                        Robert A. Dewey, Vice President



                                    "EDEN"

                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By: /s/ ELBERT P. BRESSIE
                                        ----------------------------------------
                                        Elbert P. Bressie, Managing
                                        Member


Chicago Title Company of Alameda County agrees to act as Escrow Holder in accordance with the terms of this Agreement. Escrow Holder shall provide written notice to PGP and Eden of the date on which this Agreement is fully executed and deposited with Escrow Holder.


                                    CHICAGO TITLE COMPANY OF ALAMEDA COUNTY


                                    By: /s/ LAURIE BALDING               8-11-97
                                        ----------------------------------------

                                        LAURIE BALDING, VICE PRESIDENT
                                        ----------------------------------------
                                                (Print Name and Title)

                                  EXHIBIT LIST

                                                              Section(s)
                                                              ----------

Exhibit A      -      Legal Descriptions                       Recital A
Exhibit B      -      Approved Title Form                            1.2
Exhibit C      -      Assignment of Intangible Property      1.6, 9.1(d)
Exhibit D      -      Capital Improvements                           1.9
Exhibit E      -      Exchange Rights Agreement                     1.31
Exhibit F      -      Deposits and Reimbursements                   5.19
Exhibit G      -      Grant Deed                                  9.1(b)
Exhibit H      -      Bill of Sale                                9.1(c)
Exhibit I      -      Assignment of Leases                        9.1(e)
Exhibit J      -      Nonforeign Status Certificate               9.1(f)
Exhibit K      -      Form 590                                    9.1(g)
Exhibit L      -      Eden's Legal Opinion                        9.1(i)
Exhibit M      -      PGP Legal Opinion                           9.2(e)
Exhibit N      -      Notice of Lease Assignment                     9.9
Exhibit O      -      Cigna Restructure Proposal                     6.5
Exhibit P      -      OP Agreement                                  1.40
Exhibit Q      -      Form Estoppel Certificate               1.30, 7.10

                                    EXHIBIT A

                       LEGAL DESCRIPTIONS OF ALL PROPERTY

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF HAYWARD, DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-028

PARCEL 2:

PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO. 3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-2

PARCEL 3:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 DEGREES 38'05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND
7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 DEGREES 37'51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 DEGREES 22'09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 DEGREES 37'51" EAST 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

PARCEL 4:

PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975 IN BOOK 80 OF PARCEL MAPS ON PAGE 15, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0085-018-03 (PORTION).

PARCEL 5:

PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED JULY 24, 1967 IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AZ-71982), DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 DEGREES 53'26" EAST 40.130 FEET; 2) SOUTH 48 DEGREES 12'02" EAST 61.294 FEET; 3) SOUTH 08 DEGREES 06'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 DEGREES 53'26" WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGLE OF 89 DEGREES 59'35" AN ARC DISTANCE OF 37.696 FEET; THENCE NORTH 08 DEGREES 06'09" EAST 50.003 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NO. 416-0085-018-03

                                    EXHIBIT B

                               APPROVED TITLE FORM

                         AMERICAN LAND TITLE ASSOCIATION
                           OWNER'S POLICY FORM B-1970
                               (Amended 10-17-70)


                         CHICAGO TITLE INSURANCE COMPANY


SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS CONTAINED IN SCHEDULE B AND THE PROVISIONS OF THE CONDITIONS AND STIPULATIONS HEREOF, CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the amount of insurance stated in Schedule A, and costs, attorneys' fees and expenses which the Company may become obligated to pay hereunder, sustained or incurred by the insured by reason of:

         1. Title to the estate or interest described in Schedule A being vested otherwise than as stated therein;

         2.       Any defect in or lien or encumbrance on such title;

         3.       Lack of a right of access to and from the land; or

         4.       Unmarketability of such title.

In Witness Whereof, CHICAGO TITLE INSURANCE COMPANY has caused this policy to be signed and sealed as of the date of policy shown in Schedule A, the policy to become valid when countersigned by an authorized signatory.



Issued by:                                    CHICAGO TITLE INSURANCE COMPANY
CHICAGO TITLE COMPANY                         By:    [SIG}
590 YGNACIO VALLEY ROAD, SUITE 300            President
WALNUT CREEK, CALIFORNIA 94596
(510) 938-7100

                                     [SEAL]

                                              By: [SIG]
                                              President

                                    IMPORTANT

This policy necessarily relates solely to the title as of the date of the policy. In order that a purchaser of the real estate described herein may be insured against defects, liens or encumbrances, this policy should be reissued in the name of such purchaser.

                           CONDITIONS AND STIPULATIONS

1.       DEFINITION OF TERMS

         The following terms when used in this policy mean:

         (a) "insured": the insured named in Schedule A, and, subject to any rights or defenses the Company may have had against the named insured, those who succeed to the interest of such insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

         (b) "insured claimant": an insured claiming loss or damage hereunder.

         (c) "knowledge": actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of any public records.

         (d) "land": the land described, specifically or by reference in Schedule A, and improvements affixed thereto which by law constitute real property; provided, however, the term "land" does not include any property beyond the lines of the area specifically described or referred to in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

         (e) "mortgage": mortgage, deed of trust, trust deed, or other security instrument.

         (f) "public records": those records which by law impart constructive notice of matters relating to said land.

2.       CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE

         The coverage of this policy shall continue in force as of Date of Policy in favor of an insured so long as such insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from such insured, or so long as such insured shall have liability by reason of covenants of warranty made by such insured in any transfer or conveyance of such estate or interest; provided, however, this policy shall not continue in force in favor of any purchaser from such insured of either said estate or interest or the indebtedness secured by a purchase money mortgage given to such insured.

3. DEFENSE AND PROSECUTION OF ACTIONS---NOTICE OF CLAIM TO BE GIVEN BY AN INSURED CLAIMANT

         (a) The Company, at its own cost and without undue delay, shall provide for the defense of an insured in all litigation consisting of actions or proceedings commenced against such insured, or a defense interposed against an insured in an action to enforce a contract for a sale of the estate or interest in said land, to the extent that such litigation is founded upon an alleged defect, lien, encumbrance, or other matter insured against by this policy.

         (b) The insured shall notify the Company promptly in writing (i) in case any action or proceeding is begun or defense is interposed as set forth in
(a) above, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If such prompt notice shall not be given to the Company, then as to such insured all liability of the Company shall cease and terminate in regard to the matter or matters for which such prompt notice is required; provided, however, that failure to notify shall in no case prejudice the rights of any such insured under this policy unless the Company shall be prejudiced by such failure and then only to the extent of such prejudice.


         (c) The Company shall have the right at its own cost to institute and without undue delay prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest as insured, and the Company may take any appropriate action under the terms of this policy, whether or not it shall be liable thereunder, and shall not thereby concede liability or waive any provision of this policy.

         (d) Whenever the Company shall have brought any action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any such litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

         (e) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured hereunder shall secure to the Company the right to so prosecute or provide defense in such action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of such insured for such purpose. Whenever requested by the Company, such insured shall give the Company all reasonable aid in any such action or proceeding, in effecting settlement, securing evidence, obtaining witnesses, or prosecuting or defending such action or proceeding, and the Company shall reimburse such insured for any expense so incurred.

4.       NOTICE OF LOSS---LIMITATION OF ACTION

         In addition to the notices required under paragraph 3(b) of these Conditions and Stipulations, a statement in writing of any loss or damage for which it is claimed the Company is liable under this policy shall be furnished to the Company within 90 days after such loss or damage shall have been determined and no right of action shall accrue to an insured claimant until 30 days after such statement shall have been furnished. Failure to furnish such statement of loss or damage shall terminate any liability of the Company under this policy as to such loss or damage.

5.       OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS

         The Company shall have the option to pay or otherwise settle for or in the name of an insured claimant any claim insured against or to terminate all liability and obligations of the Company hereunder by paying or tendering payment of the amount of insurance under this policy together with any costs, attorneys' fees and expenses incurred up to the time of such payment or tender of payment, by the insured claimant and authorized by the Company.

6.       DETERMINATION AND PAYMENT OF LOSS

         (a) The liability of the Company under this policy shall in no case exceed the least of:

         (i) the actual loss of the insured claimant; or

         (ii) the amount of insurance stated in Schedule A.

         (b) The Company will pay, in addition to any loss insured against by this policy, all costs imposed upon an insured in litigation carried on by the Company for such insured, and all costs, attorneys' fees and expenses in litigation carried on by such insured with the written authorization of the Company.

         (c) When liability has been definitely fixed in accordance with the conditions of this policy, the loss or damage shall be payable within 30 days thereafter.

7.       LIMITATION OF LIABILITY


         No claim shall arise or be maintainable under this policy (a) if the Company, after having received notice of an alleged defect, lien or encumbrance insured against hereunder, by litigation or otherwise, removes such defect, lien or encumbrance or establishes the title, as insured, within a reasonable time after receipt of such notice; (b) in the event of litigation until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title, as insured, as provided in paragraph 3 hereof; or (c) for liability voluntarily assumed by an insured in settling any claim or suit without prior written consent of the Company.

8.       REDUCTION OF LIABILITY

         All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto. No payment shall be made without producing this policy for endorsement of such payment unless the policy be lost or destroyed, in which case proof of such loss or destruction shall be furnished to the satisfaction of the Company.

9.       LIABILITY NONCUMULATIVE

         It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring either (a) a mortgage shown or referred to in Schedule B hereof which is a lien on the estate or interest covered by this policy, or (b) a mortgage hereafter executed by an insured which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy. The Company shall have the option to apply to the payment of any such mortgages any amount that otherwise would be payable hereunder to the insured owner of the estate or interest covered by this policy and the amount so paid shall be deemed a payment under this policy to said insured owner.


            CONDITIONS AND STIPULATIONS (CONTINUED ON REVERSE SIDE)

                                   SCHEDULE A

Your Ref:


Policy No.  05 0057-60-9690019                          ORDER NO.  9690019
                                                        Premium: $___________
Amount of Insurance: $19,000,000.00
Date of Policy:                             at 8:00 A.M.

1.       Name of Insured:

PGP NORTHERN INDUSTRIAL L.P., A DELAWARE LIMITED PARTNERSHIP


2.       The estate or interest in the land which is covered by this policy is:

A FEE


3.       Title to the estate or interest in the land is vested in:

PGP NORTHERN INDUSTRIAL L.P., A DELAWARE LIMITED PARTNERSHIP


4. The land referred to in this policy is situated in the State of California, County of Alameda and is described as follows:


                            SEE ATTACHED DESCRIPTION


                This Policy valid only if Schedule B is attached

                                   DESCRIPTION

Page 1
POLICY NO.: 05 0057-60-9690019
         CITY OF HAYWARD

         PARCEL 1:

         PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

         ASSESSOR'S PARCEL NO.: 481-0015-028

         PARCEL 2:

         PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

         EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK COMPANY. NO. 3, A JOINT VENTURE RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

         ASSESSOR'S PARCEL NO.: 461-0015-020-02

         PARCEL 3:

         PARCEL 2, PARCEL MAP NO 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

         TOGETHER WITH:

         ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN IN "PARCEL MAP NO 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 degrees 38'05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND 7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 degrees 37'51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 degrees 22'09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 degrees 37'51" EAST 208.356 FEET TO THE POINT OF BEGINNING.

         SAID REAL PROPERTY IS THE SAME AS LOT LINE ADJUSTMENT NO. 77-4 APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

         ASSESSOR'S PARCEL NO: 461-0015-021-01

         PARCEL 4:

         PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975, IN BOOK 80 OF PARCEL MAPS PAGE 15, ALAMEDA COUNTY RECORDS.

         ASSESSOR'S PARCEL NO.: 461-0085-018-03 (PORTION)

                                   DESCRIPTION

Page 2
POLICY NO: 05 0057-60-9690019

         PARCEL 5:

         PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED July 24, 1967, IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AS-71982), DESCRIBED AS
         FOLLOWS:

         BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 degrees 53'26" EAST 40.130 FEET;
         2) SOUTH 48 degrees 12'02" EAST 61.294 FEET; 3) SOUTH 08 degrees 06'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 degrees 53'26" WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGEL OF 89 degrees 59'35" AN ARC DISTANCE OF
         37.696 FEET; THENCE NORTH 08 degrees 06'09" EAST 50.003 FEET TO THE POINT OF BEGINNING.

         ASSESSOR'S PARCEL NO.: 461-0085-018-03

                                   SCHEDULE B

Your Ref.
POLICY NO.: 05 0057-60-9690019

                            EXCEPTIONS FROM COVERAGE

         This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

AF    1. County and city taxes for the Fiscal Year 1997-1998, a lien not yet due or payable.

A     2. The Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5, Revenue and Taxation Code, Sections 75 et seq.

F     3. Easement, upon the terms covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument

         Recorded   : MARCH 5, 1958, BOOK 8611, PAGE 321, SERIES NO.
                      AP/22367, OFFICIAL RECORDS

         Granted to : PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA
                      CORPORATION

         Purpose    : TOWER LINES

         Affects    : NORTHEASTERLY PORTION OF PARCEL 4

a     4. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument

         Recorded   : MARCH 5, 1958, BOOK 8611, PAGE 323, SERIES NO. AP/22368,
                      OFFICIAL RECORDS

         Granted to : PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA
                      CORPORATION

         Purpose    : TOWER LINES

         Affects    : NORTHEASTERLY PORTION OF PARCEL 4

M     5. Easement as follows as shown of the filed map of Trace 2898, filed
         June 30, 1967, Book 55 of Maps, Page 25, Alameda County Records

         For       : PUBLIC SERVICE

         Affects   : WESTERLY 10 FEET OF PARCEL 1, ADJACENT TO CORPORATE PLACE;
                     SOUTHWESTERLY 10 FEET OF PARCEL 2, ADJACENT TO CORPORATE AVENUE AND THE SOUTHEASTERLY 10 FEET OF PARCEL 2 AND 3, ADJACENT TO CORPORATE PLACE

I     6. Covenants, conditions and restrictions, but omitting any covenant or restriction, if any, based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons, contained in the Declaration

         By       :  EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION

                                   SCHEDULE B
                                   (Continued)

Page 1                                                  POLICY NO.: 009690019

         Recorded : JUNE 30, 1967, REEL 1991, IMAGE 793, SERIES NO. AZ/62977,
                    OFFICIAL RECORDS

J Modification and/or amendment thereof, recorded MARCH 30, 1973, REEL 3378, IMAGE 850, SERIES NO., 73-42409, OFFICIAL RECORDS, but omitting any covenant or restriction, if any, based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

R Modification an/or amendment thereof, recorded MAY 8, 1973, REEL 3420, IMAGE 499, SERIES NO. 73-68230, OFFICIAL RECORDS, but omitting any covenant or restriction, if any, based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

L        Contains no reversionary clause.

O        Contains no mortgagee protection clause.

AF    7. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument

         Recorded :  JUNE 28, 1972, REEL 3168, IMAGE 294, SERIES NO. 72-86979,
                     OFFICIAL RECORDS

         Granted to: PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA
                     CORPORATION

         Purpose  :  UNDERGROUND FACILITIES, CONSISTING OF UNDERGROUND CONDUITS,
                     PIPES, MANHOLES, SERVICE BOXES, WIRES, CABLES AND OTHER ELECTRICAL CONDUCTORS; ABOVE GROUND MARKER POSTS, RISERS AND SERVICE PEDESTALS; UNDERGROUND AND ABOVE GROUND SWITCHES, FUSES, TERMINALS AND TRANSFORMERS WITH ASSOCIATED CONCRETE PADS Affects: NORTHERLY PORTION OF PARCEL 4

N     8. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument

         Recorded :  AUGUST 1, 1972, REEL 3195, IMAGE 721, SERIES NO. 72-104271,
                     OFFICIAL RECORDS

         Granted to: PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA
                     CORPORATION

         Purpose  :  UNDERGROUND CONDUITS, PIPES, AND SERVICE BOXES; ABOVE
                     GROUND MARKER POSTS, RISERS AND SERVICE PEDESTALS; UNDERGROUND AND ABOVE GROUND SWITCHES, FUSES, TERMINALS AND TRANSFORMERS WITH ASSOCIATED CONCRETE PADS

                                   SCHEDULE B
                                   (Continued)
Page 2                                            POLICY NO.: 009690019 969

         Affects  : WESTERLY 10 FEET OF PARCEL 1, ADJACENT TO CORPORATE PLACE;
                    SOUTHWESTERLY 10 FEET OF PARCEL 2, ADJACENT TO CORPORATE AVENUE AND THE SOUTHEASTERLY 10 FEET OF PARCELS 2 AND 3, ADJACENT TO CORPORATE PLACE.

P     9. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument
         Recorded           : DECEMBER 26, 1974, REEL 3840, IMAGE 504, SERIES
                              NO. 74-161557, OFFICIAL RECORDS
         Granted to         : PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA
                              CORPORATION
         Purpose            : UNDERGROUND CONDUITS, PIPES AND SERVICE BOXES,
                              ABOVE GROUND MARKER POSTS, RISERS AND SERVICE PEDESTALS; UNDERGROUND AND ABOVE GROUND SWITCHES, FUSES, TERMINALS AND TRANSFORMERS WITH ASSOCIATED CONCRETE PADS
         Affects            : PORTIONS OF PARCEL 4

g    10. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument
         Recorded           : APRIL 10, 1975, REEL 3930, IMAGE 177, SERIES NO.
                              75-45978, OFFICIAL RECORDS
         Granted to         : THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY,
                              A CORPORATION
         Purpose            : COMMUNICATION FACILITIES
         Affects            : PORTIONS OF PARCEL 4

T    11. Easement, upon the terms, covenants and conditions thereof, for the purposes stated herein and incidental purposes created in that certain instrument
         Recorded           : JULY 11, 1991, SERIES NO. 91-179447, OFFICIAL
                              RECORDS
         Granted to         : PACIFIC BELL
         Purpose            : UNDERGROUND COMMUNICATION FACILITIES
         Affects            : PORTION OF PARCEL 4

AH   12. Unrecorded lease upon the terms and conditions contained therein
         Lessor             : EDEN PLAZA ASSOCIATES, A CALIFORNIA LIMITED
                              PARTNERSHIP
         Lessee             : INSIGHT HEALTH SERVICES
         Disclosed by       : NOTICE OF NON-RESPONSIBILITY
         Recorded           : FEBRUARY 20, 1997, SERIES NO. 97048274,
                              OFFICIAL RECORDS

AJ   13. Unrecorded lease upon the terms and conditions contained therein
         Lessor             : EDEN PLAZA ASSOCIATES, A CALIFORNIA GENERAL
                              PARTNERSHIP

                                   SCHEDULE B
                                  (CONTINUED)

Page 3
                                                  POLICY NO.: 009690019 969

         Lessee      : ADICOM WIRELESS, INC.

         Disclosed by: FINANCING STATEMENT

         Recorded    : FEBRUARY 26, 1997, SERIES NO. 97053291, OFFICIAL RECORDS


AS   14. Deed of Trust to secure an Indebtedness in the original amount shown below

         Amount      : $12,000,000.00

         Dated       : TO BE DETERMINED

         Trustor     : PGP NORTHERN INDUSTRIAL, L.P., A DELAWARE LIMITED
                       PARTNERSHIP

         Trustee     : PROFORMA

         Beneficiary : CIGNA INVESTMENT, INC., A CONNECTICUT CORPORATION

         Address     : PROFORMA

         Loan  No.   : PROFORMA

         Recorded    : PROFORMA

AK   15. The following matters disclosed by Alta Survey, Pacific Gulf
         Properties, dated FEBRUARY 13, 1997, prepared by Nolte and Associates, Inc., Job No. SJ0403:

         A) EASEMENT OR LESSER SERVITUDE, IF ANY, AS MAY EXIST FOR RAILROAD PURPOSES OVER A NORTHEASTERLY PORTION OF PARCEL 1.

         B) EASEMENT OR LESSER SERVITUDE, IF ANY, AS MAY EXIST FOR GUY WIRE PURPOSES OVER A NORTHERLY PORTION OF PARCEL 4.

AO   16. Rights of parties in possession, as Tenants only, as disclosed by
         (NAME OF TENANTS TO BE LISTED AS SHOWN ON RENT ROLL).


AF "NOTE: This is a Pro Forma Policy furnished to or on behalf of the party to be insured. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the company to provide any affirmative coverage shown herein Any such commitment must be an express written undertaking on appropriate forms of the company."

AO       NOTE:

         TAXES FOR THE FISCAL YEAR 1996-1997 PAID IN FULL.

         ASSESSOR'S PARCEL NOS.:     461-0015-020-02 (AFFECTS PARCEL 2)
                                     461-0015-021-01 (AFFECTS PARCEL 3)
                                     461-0015-028    (AFFECTS PARCEL 1)
                                     461-0085-018-03 (AFFECTS PARCELS 4 AND 5)

AR       CAC

                                   ENDORSEMENT

                        ATTACHED TO AND FORMING A PART OF

                              POLICY NO. 9690019SDC

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY

Dated as of the date of the policy to which this endorsement is attached.

The Company hereby insures against loss which the Insured shall sustain by reason of any incorrectness in the following assurances:

(1) That there are no covenants, conditions or restrictions containing express provisions which will cause a forfeiture or reversion of title, unless same also provide that a violation thereof shall not defeat the lien of a mortgage or deed of trust made in good faith and for value;

(2) That there are no present violations on said land of any enforceable covenants, conditions or restrictions;

(3) That, except as shown in Schedule B, there are no encroachments on to said land of buildings, structures or improvements located on adjoining land; and

(4) That there is no right to use the surface of the land for the extraction or development of the minerals excepted from the description of said land or shown as a reservation in Schedule B.

Wherever in this endorsement any or all of the words, "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants and conditions contained in any lease referred to in Schedule A.

No coverage is provided under this endorsement as to any covenant, condition, restriction, or other provision relating to environmental protection.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                    CLTA Form 100 (Modified)

                                   ENDORSEMENT

                        ATTACHED TO POLICY NO. 009690019

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


The Company hereby assures the insured that the land abuts upon a physically open street known as Corporate Avenue, Corporate Place and Investment Boulevard.

The Company hereby insures the insured against loss which the insured shall sustain in the event the assurance herein shall prove to be incorrect.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated: TO BE DETERMINED             CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                      CLTA Form 103.7 (Rev. 9-10-93)

                                   ENDORSEMENT

                        ATTACHED TO AND FORMING A PART OF

                              POLICY NO. 9690019SDC

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY

         The Company assures the insured that at Date of Policy there is located on the land Commercial Structures known as 3167 Corporate Place, 26500 Corporate Ave., 352 Investment, Hayward, California.




and that the map attached to this policy shows the correct location and dimensions of the land according to the public records.

         The Company hereby insures the insured against loss which the insured shall sustain in the event that the assurance herein shall prove to be incorrect.

         This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated: TO BE DETERMINDED            CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                    CLTA Form 116 (Rev. 9-10-93)
                                    ALTA-Lender

                                   ENDORSEMENT

             ATTACHED TO AND FORMING A PART OF POLICY NO.009690019

                                    ISSUED BY

                        CHICAGO TITLE INSURANCE COMPANY


The Company assures the insured that the land described in Schedule A is contiguous as follows:

PARCEL 1 IS CONTIGUOUS TO PARCEL 3; PARCEL 2 IS CONTIGUOUS TO PARCEL 3 AND PARCEL 4 IS CONTIGUOUS TO PARCEL 5.

The Company hereby insures the insured against loss which the insured shall sustain in the event that the assurance herein shall prove to be incorrect.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated: TO BE DETERMINED             CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                    CLTA Form 116.4 (9-10-93)

                                   ENDORSEMENT

                        ATTACHED TO AND FORMING A PART OF

                              POLICY NO. 9690019SDC

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


         The Company assures the insured that the land is the same as that delineated on the plat of a survey made by NOLTE AND ASSOCIATES, INC. on FEBRUARY 13, 1997, designated Job No. SJ0403.

         The Company hereby insures the insured against loss which the insured shall sustain in the event that the assurance herein shall prove to be incorrect.

         This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated:


                                    CHICAGO TITLE INSURANCE COMPANY



                                    By:_______________________________________
                                                    Authorized Signatory

                                    CLTA Form 116.1 (Rev. 9-10-93)

                                   ENDORSEMENT

                        ATTACHED TO POLICY NO. 009690019

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


The Company assures the insured that the land described as Parcel(s) 1, 2, 3, 4 and 5 in Schedule A are lawfully created parcels according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.

The Company hereby insures the insured against loss which the insured shall sustain in the event that the assurance herein shall prove to be incorrect.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated: TO BE DETERMINED            CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                    CLTA Form 116.7 (Rev. 9-10-93)

                                   ENDORSEMENT

                        ATTACHED TO POLICY NO. 009690019


                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


Dated as of the date of the policy to which this endorsement is attached.

The Company hereby assures the insured that neither the withdrawal of a partner or partners nor the admission of a partner or partners in the named insured partnership will cause a termination of coverage under this policy. Provided, however, that this assurance shall not be construed so as to continue policy coverage after either of the following:

(A) if the named insured is a general partnership, a change in form to a limited partnership; or

(B) if the named insured is a limited partnership, a change in form to a general partnership.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



                                    CHICAGO TITLE INSURANCE COMPANY



                                    By:_______________________________________
                                                 Authorized Signatory

                                    CIT Form 3032
                                    (Fairway Endorsement)

                                   ENDORSEMENT

                        ATTACHED TO POLICY NO. 009690019

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


The Company hereby assures PGP Northern Industrial, L.P., a Delaware Limited Partnership and Pacific Gulf Properties, Inc., a Maryland Corporation, notwithstanding the terms of the Conditions and Stipulations or schedule of Exclusions from coverage to the contrary, that in the event of loss or damage insured against under the terms of the policy, the Company will not deny its liability thereunder to said assured on the grounds that said assured had knowledge of any matter solely by reason of notice thereof imputed to it through Eden Plaza Associates, a California General Partnership, or Eden Plaza Associates, LLC, by operation of law.

The total liability of the Company under said policy and any endorsements therein shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

This endorsement is made a part of said policy and is subject to the exclusions from coverage, schedules, conditions and stipulations therein, except as modified by the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this endorsement to be signed and sealed as of the ______ day of ______________, 1997, to be valid when countersigned by an authorized officer or agent of the Company, all in accordance with its by-laws.



Dated: TO BE DETERMINED            CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory

                                    NON-IMPUTATION ENDORSEMENT

                                   ENDORSEMENT

                       ATTACHED TO POLICY NO. 009690019

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY

1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

         (a) According to applicable zoning ordinances and amendments thereto, the land is classified Zone I (INDUSTRIAL).

         (b) The following use or uses are allowed under that classification subject to compliances with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses.

2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction:

         (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1(b); or

         (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

                  (i) Area, width or depth of the land as a building site for the structure;

                  (ii)     Floor space area of the structure;

                  (iii) Setback of the structure from the property lines of the land; or

                  (iv)     Height of the structure.

                  (v)      Parking.

There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses. Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated: TO BE DETERMINED             CHICAGO TITLE INSURANCE COMPANY


                                    By:_______________________________________
                                                      Authorized Signatory
                                    CLTA Form 123.2 (Rev. 3-13-87)

ASSESSOR'S MAP 461 15



                                     [MAP]

ASSESSOR'S MAP 461 85



                                     [MAP]

                          [CITY OF HAYWARD PARCEL MAP]

                      [CITY OF HAYWARD PARCEL MAP NO. 1288]

                     [CITY OF HAYWARD PARCEL MAP NO. 103**]]

                     [CITY OF HAYWARD PARCEL MAP NO. 3526]

                            EXCLUSIONS FROM COVERAGE


The following matters are expressly excluded from the coverage of this policy:

1. Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions or area of the land, or the effect of any violation of any such law, ordinance or governmental regulation.

2. Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.

3. Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant; (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this policy and not disclosed in writing by the insured claimant to the Company prior to the date such insured claimant became an insured hereunder; (c) resulting in no loss or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy; or (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

                        American Land Title Association
                           Owner's Policy Form B--1970
                               (Amended 10-17-70)

                                     POLICY
                                       OF
                                     TITLE
                                   INSURANCE

                     [CHICAGO TITLE INSURANCE COMPANY LOGO]

                                    CHICAGO
                                TITLE INSURANCE
                                    COMPANY
                             171 North Clark Street
                               Chicago, IL 60601


                    CONDITIONS AND STIPULATIONS (CONTINUED)

10. APPORTIONMENT

  If the land described in Schedule A consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of said parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each such parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement herein or by an endorsement attached hereto.

11. SUBROGATION UPON PAYMENT OR SETTLEMENT

  Whenever the Company shall have settled a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant. The Company shall be subrogated to and be entitled to all rights and remedies which such insured claimant would have had against any person or property in respect to such claim had this policy not been issued, and if requested by the Company, such insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect such right of subrogation and shall permit the Company to use the name of such insured claimant in any transaction or litigation involving such rights or remedies. If the payment does not cover the loss of such insured claimant, the Company shall be subrogated to such rights and remedies in the proportion which said payment bears to the amount of said loss. If loss should result from any act of such insured claimant, such act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against hereunder which shall exceed the amount, if any, lost to the Company by reason of the impairment of the right of subrogation.

12. LIABILITY LIMITED TO THIS POLICY

  This instrument together with all endorsements and other instruments, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company.

  Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or any action asserting such claim, shall be restricted to the provisions and conditions and stipulations of this policy.

  No amendment of or endorsement to this policy can be made except by writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

13. NOTICES, WHERE SENT

  All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at the issuing office or to:

                        CHICAGO TITLE INSURANCE COMPANY
                        CLAIMS DEPARTMENT
                        171 NORTH CLARK STREET
                        CHICAGO, ILLINOIS 60601-3294

Form No. 3607

                                    EXHIBIT C

                          ASSIGNMENT AND ASSUMPTION OF
                         SERVICE CONTRACTS, WARRANTIES,
                GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY


      THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES AND OTHER INTANGIBLE PROPERTY (this "Assignment") is made and entered into as of the ____ day of ___________, 1997, by Eden Plaza Associates, LLC, a California limited liability company ("Assignor"), to PGP Northern Industrial, L.P., a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor is contemporaneously herewith conveying, pursuant to that certain Master Contribution Agreement dated ______________, 1997 (the "Master Agreement") by and among Assignor and Pacific Gulf Properties Inc., a Maryland corporation and the general partner of Assignee, certain real property and improvements more particularly described therein, located in the County of Alameda, State of California, the real property of which is more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the "Real Property", which Real Property together with all personal property related to the Real Property is collectively the "Property"). Terms used in this Agreement and not otherwise defined shall be given the meanings defined in the Master Agreement.

      WHEREAS, Assignor desires to assign its interest in and to the following to Assignee as of the date on which title to the Real Property is vested in Assignee (the "Transfer Date"), and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder from and after the Transfer
Date:

            (a) All service contracts described in Schedule 1 attached hereto and incorporated herein by this reference (the "Contracts");

            (b) All Warranties and Guaranties (the "Warranties and Guaranties", hereafter defined);

            (c) All Names and Marks (the "Names and Marks", hereafter defined);

            (d) All Intangible Property (the "Intangible Property", hereafter defined);

            (e) All Licenses and Entitlements (the "Licenses and Entitlements" as hereafter defined); and

            (f)   All Deposits and Reimbursements.

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. As of the Transfer Date, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in, to and under the (a) Contracts; (b) Warranties and Guarantees; (c) Names and Marks; (d) Intangible Property; (e) Licenses and Entitlements; and (f) Deposits and Reimbursements (collectively the "Assigned Interests"). Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Losses and Liabilities"), arising out of or in any way related to the Assigned Interests prior to or on the Transfer Date or which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

      2. Assignee, as of the Transfer Date, hereby accepts the foregoing assignment and assumes all of the Assignor's obligations under the Assigned Interests which arise or relate to the period after the Transfer Date. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Losses and Liabilities arising out of or in any way related to the Assigned Interests after the Transfer Date, except for Losses and Liabilities which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

      3.    The following terms shall have the following meanings:

            (a) The term "Warranties and Guaranties" as used herein shall mean and include all warranties and guarantees to the extent assignable, whether or not written, for all or any portion of the Properties, including, without limitation, the Improvements and the Tangible Personal Property. The term "Warranties and Guaranties" shall expressly include, without limitation, construction warranties from contractors and subcontractors, including without limitation all warranties and guaranties covering the roofs of the Improvements or any portion thereof.

            (b) The term "Names and Marks" as used herein shall mean and include all patents, licenses, trademarks, logos, service marks and names used in connection with the operation of the Properties, and all symbols, emblems with the operation of the Properties, and all symbols, emblems and logos used in connection with the ownership or operation of the Properties, whether in black and white or in color, and irrespective of size, and all of Assignor's right, title and interest in and to all goodwill associated therewith.

            (c) The term "Intangible Property" as used herein shall mean and include all intangible property relating to or used in connection with the Properties, as defined in the Master Agreement.

            (d) The term "Licenses and Entitlements" as used herein shall mean and include all governmental permits and approvals relating to the construction, operation, use or occupancy of the Properties, including without limitation, all licenses, franchises, certifications, authorizations, approvals, rights, privileges, entitlements and permits issued or approved by any governmental or quasi-governmental authority or other person or entity having authority over the Properties, and all applications, filings and submittals therefor, in each case relating to the operation, ownership, subdivision, development, use or maintenance of the Properties or any part thereof, including, without limitation, construction permits, grading permits, elevator permits, machinery permits, business licenses, ingress and egress permits, development agreements, subdivision, parcel and tract maps and approvals thereof, plans and/or permits required under the applicable zoning regulations, variances, utility agreements and commitments, improvement agreements, certificates of occupancy and the like, but excluding therefrom for all purposes of this Agreement any licenses issued to or solely on behalf of any Tenant of Improvements at any of the Properties.

            (e) The term "Deposits and Reimbursements" as used herein shall have the meaning set forth in the Master Agreement.

      4. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

      5. This Assignment shall be binding on and inure to the benefit of the parties herein, their heirs, executors, administrators, successors-in-interest and assigns.

      6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

      7. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Master Agreement.

      8. All entities constituting Assignor hereunder shall be jointly and severally liable for the faithful performance of the terms and conditions hereof to be performed by Assignor.

ASSIGNOR:                           "EDEN"

                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By:_____________________________________
                                       Elbert P. Bressie, Managing
                                       Member


ASSIGNEE:                           PGP NORTHERN INDUSTRIAL, L.P., a
                                    Delaware limited partnership

                                    By: PACIFIC GULF PROPERTIES INC., a
                                        Maryland corporation


                                        By: ____________________________________

                                            ____________________________________
                                                   (Print Name and Title)

                                        By: ____________________________________

                                            ____________________________________
                                                   (Print Name and Title)

                             Exhibit A to Assignment

                       LEGAL DESCRIPTION OF REAL PROPERTY

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF HAYWARD, DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-028

PARCEL 2:

PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO. 3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-2

PARCEL 3:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 DEGREES 38'05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND
7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 DEGREES 37'51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 DEGREES 22'09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 DEGREES 37'51" EAST 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

PARCEL 4:

PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975 IN BOOK 80 OF PARCEL MAPS ON PAGE 15, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0085-018-03 (PORTION).

PARCEL 5:

PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED JULY 24, 1967 IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AZ-71982), DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 DEGREES 53'26" EAST 40.130 FEET; 2) SOUTH 48 DEGREES 12'02" EAST 61.294 FEET; 3) SOUTH 08 DEGREES 06'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 DEGREES 53'26" WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGLE OF 89 DEGREES 59'35" AN ARC DISTANCE OF 37.696 FEET; THENCE NORTH 08 DEGREES 06'09" EAST 50.003 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NO. 416-0085-018-03

                            Schedule 1 to Assignment

                          DESCRIPTION OF THE CONTRACTS

                                      NONE

                                    EXHIBIT D

                              CAPITAL IMPROVEMENTS


      Those improvements required by the Certificates of Substandard Structure.

                                    EXHIBIT E

                            EXCHANGE RIGHTS AGREEMENT

     This Exchange Rights Agreement (this "Agreement") is made as of _____________, 1997 among Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), PGP Northern Industrial, L.P., a Delaware limited partnership (the "Operating Partnership"), and Eden Plaza Associates, LLC, a California limited liability company ("Eden").

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    Definitions.

            The following terms shall have the following meanings:

            "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the relevant time.

            "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to close.

            "Common Stock" means the common stock of the Company, par value $.01 per share.

            "Company" means Pacific Gulf Properties Inc., a Maryland corporation.

            "Board of Directors" means the board of directors of the Company and any committee thereof duly granted specific authority with respect to this Agreement.

            "Eden" means Eden Plaza Associates, LLC, a California limited liability company.

            "Effective Date" shall mean the date of "Closing" as defined in the Master Contribution Agreement.

            "Election Notice" shall have the meaning set forth in Section 4.

            "Entitled Unitholder" shall mean each of the following named individuals, but only the following named individuals, and, as to each individual, only as long as he personally remains a Unitholder. "Entitled Unitholder" shall not include any heir, executor, successor or assign of any of the following named individuals. The "Entitled Unitholders" are Elbert P. Bressie and The San Francisco Opera Association.

            "Excess Partnership Units" shall have the meaning set forth in
Section 5.

            "Excess Shares" has the meaning assigned to such term in the Articles of Incorporation of the Company, as amended from time to time.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the relevant time.

            "Exchange Factor" means the number used to calculate the amount of cash and/or Common Stock to be delivered by the Company (i) pursuant to Section 2 or Section 3 upon the valid delivery to the Company by a Unitholder of an Exercise Notice, or (ii) pursuant to Section 5 upon the occurrence of a Mandatory Exchange Event, and in either case an election by the Company to pay in cash and/or Common Stock as herein provided, and shall initially be equal to one (1); provided, however, that the Exchange Factor shall be subject to adjustment, from time to time, as follows:

            (a) In the event the Company (i) shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the Value per share on the date fixed for the determination of shareholders entitled to receive such rights or warrants, and (ii) shall not issue similar rights or warrants to all Unitholders entitling them to subscribe for or purchase Common Stock or Partnership Units at a comparable price and in comparable amounts per share (determined, in the case of Partnership Units, by reference to the Exchange Factor) in the event Unitholders receive Common Stock under this Agreement, then the Exchange Factor in effect immediately after the time fixed for the determination of shareholders entitled to receive such rights or warrants shall be increased by multiplying such Exchange Factor then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the time fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding at the time fixed for such determination plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription would purchase at the Value on such day.

            (b) In the event the Company shall, by dividend or otherwise (in either case not involving the Company's receipt of consideration therefor), distribute to all holders of Common Stock (i) shares of capital stock of any class other than Common

Stock or other than shares of capital stock convertible into Common Stock, (ii) evidences of its indebtedness or (iii) assets (excluding any regular cash dividend or distribution lawfully paid under the laws of the state of incorporation of the Company, any regular dividend or distribution on outstanding Common Stock, in Common Stock (or any capital stock of the Company convertible into Common Stock), and any rights or warrants referred to in paragraph (a) of this definition) and shall not cause a corresponding distribution to be made to all Unitholders, then the Exchange Factor in effect immediately after the time fixed for the determination of shareholders entitled to receive such distribution shall be increased by multiplying such Exchange Factor then in effect by a fraction, the numerator of which shall be the Value on the day fixed for such determination, and the denominator of which shall be such Value less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and as described in a resolution of the Board of Directors, a copy of which shall be certified by the Secretary of the Company and promptly delivered to the holders of the Partnership Units) of the portion of the aggregate shares of capital stock, evidences of indebtedness or assets so distributed attributable to one share of Common Stock.

            (c) In the event that the Company (i) declares or pays a dividend on its outstanding Common Stock with Common Stock or makes a distribution to all holders of its outstanding Common Stock in Common Stock, (ii) subdivides its outstanding Common Stock, or (iii) combines its outstanding Common Stock into a smaller number of Common Stock, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of shares of Common Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor so made shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

            (d) In the event of any reclassification of the Common Stock into securities other than Common Stock (other than a distribution, subdivision or combination provided for elsewhere in this definition of "Exchange Factor") then
(i) the "Value" shall thereafter be the exchange price, quoted price, or value as determined by the Board of Directors, as applicable, of a share or other unit of the kind of such securities receivable upon such reclassification by a holder of Common Stock, and (ii) the Exchange Factor in effect immediately after the effective time of such reclassification shall be adjusted by multiplying such Exchange Factor then in effect by a number equal to the number of shares or other units of such securities receivable upon such reclassification by a holder of one share of Common Stock. In the event of any such reclassification, appropriate adjustment shall be made in the application of this definition of "Exchange Factor" after the reclassification to the end that the provisions of this definition shall be applicable after the reclassification as nearly equivalent as may be practicable.

            (e) If the number of outstanding shares of Common Stock of the Company are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, combination of shares, or other similar transaction, the Exchange Factor shall be appropriately and proportionately adjusted to give effect thereto upon consummation of such event.

            (f) For purposes of this definition, the term "Common Stock" shall include all Common Stock outstanding plus all Excess Shares outstanding.

            All determinations of the Exchange Factor will be made by the Board of Directors, in its sole and absolute discretion but in accordance with the provisions hereof, and any such determination shall, in the absence of manifest error, be binding upon each tendering Unitholder.

            "Exercise Notice" means an exercise notice in substantially the form attached hereto as Exhibit C.

            "Fractional Interest" shall have the meaning set forth in Section 4.

            "Gross Sale Price" shall have the meaning set forth in Section 4.

            "HSR" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as the same shall be in effect at the relevant time.

            "Liquidating Event" shall have the meaning ascribed to such term in the Partnership Agreement.

            "Mandatory Exchange Event" means either: (i) the close of escrow for a sale, transfer or other disposition by the Operating Partnership of an Original Property; or (ii) a Liquidating Event.

            "Mandatory Units" shall have the meaning set forth in Section 5.

            "Maryland GCL" means the Maryland General Corporation Law, as amended, as the same shall be in effect at the relevant time.

            "Master Contribution Agreement" means that certain Master Contribution Agreement of even date herewith by and between the Company and Eden.

            "No Exchange Period" means a period expiring two (2) years after the Effective Date, except where a Unitholder dies (or, in the case of Units owned as community property by the holder and the holder's spouse, then where either the holder or the holder's spouse dies) prior to the relevant two (2) year period, the "No Exchange Period", shall, as to such Unitholder only, expire on the later of either (i) one (1) year after the Effective Date, or (ii) the death of such holder.

            "Non-Excess Partnership Units" shall have the meaning set forth in
Section 5.

            "Operating Partnership" means PGP Northern Industrial, L.P., a Delaware limited partnership.

            "Original Property" shall have the meaning ascribed to such term in the Partnership Agreement.

            "Original Property Ratio" means, for each Original Property, the ratio of (a) the "Agreed Value" (as defined in the Partnership Agreement) for that Original Property as set forth on Exhibit D to the Partnership Agreement, to (b) the aggregate of the Agreed Values for all Original Properties as set forth on Exhibit D to the Partnership Agreement.

            "Partnership Agreement" means the Agreement of Limited Partnership of the Operating Partnership, as the same may be amended from time to time.

            "Partnership Unit" shall have the meaning ascribed to such term in the Partnership Agreement.

            "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Proposed Sale" shall have the meaning set forth in Section 4.

            "Remaining Original Property Ratio" means the sum of the Original Property Ratios for all Original Properties which at any time remain owned by the Operating Partnership; provided however, that, in connection with a Liquidating Event, the "Remaining Original Property Ratio" shall be zero.

            "Response Notice" means a response notice in substantially the form attached hereto as Exhibit B.

            "Sale Notice" shall have the meaning set forth in Section 4.

            "Settlement Date" means:

            (a) with respect to any tender governed by Section 2 or Section 3, that date which is the later of either of the following:

                  (i) seven (7) calendar days after the Tender Date; provided, however, that if the Company does not elect to deliver only shares of Common Stock to the tendering Unitholder (or such other Person designated in the Exercise Notice relating to the tender) in satisfaction of all of the Company's obligations under Sections 2 and 3, this subparagraph (i) shall read "fifteen
(15) calendar days after the Tender Date"; or

                  (ii) the expiration or termination of the waiting period applicable to such tender, if any, under HSR.

            (b) with respect to any mandatory exchange or redemption governed by Section 5, the date of the applicable Mandatory Exchange Event; provided, however, that any such mandatory exchange or redemption shall be deemed to occur immediately prior to such Mandatory Exchange Event and receipt by the Operating Partnership of any consideration in connection with such Mandatory Exchange Event.

            "Tender Date" means (a) with respect to any tender governed by
Section 2 or Section 3, the date an Exercise Notice in proper form is received by the Company; or (b) with respect to any mandatory exchange or redemption governed by Section 5, the date which is three (3) Business Days prior to the applicable Mandatory Exchange Event.

            "Unit Cash Amount" means, with respect to any tender governed by
Section 2 or Section 3 or any mandatory exchange or redemption governed by
Section 5, the Value, as of the applicable Tender Date, multiplied by the Exchange Factor, as of the applicable Tender Date; provided, however, that if a Tender Date shall occur after the record date and prior to the effective date of any event giving rise to an adjustment to the Exchange Factor pursuant to the definition thereof, an appropriate adjustment in the Unit Cash Amount shall be made.

            "Unitholder" means an "Original Limited Partner" (as defined in the Partnership Agreement) who has executed and delivered to the Company a written agreement to be bound by this Agreement. The initial Unitholder(s) are listed on Exhibit A attached hereto. Upon any additional Original Limited Partners becoming Unitholders under this Agreement, the Company shall amend Exhibit A to reflect the name and address of such additional Unitholders.

            "Value" means, subject to paragraph (c) of the definition of "Exchange Factor," the average of the daily market price for a single share of Common Stock for the ten (10) consecutive trading days immediately preceding the applicable valuation date. The market price for each such trading day shall be:
(i) if the Common Stock is listed or admitted to trading on any national securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Value of the Common Stock shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

      2. Company's Option to Acquire Partnership Units for Cash. After the No Exchange Period, subject to the provisions of this Agreement, upon the valid delivery to the Company by a Unitholder of an Exercise Notice and tendering of the Partnership Units covered thereby, the Company shall have the right and option, in its sole and absolute discretion, but not the obligation, to acquire from the Unitholder all, or any portion, of the Unitholder's validly tendered Partnership Units in exchange for payment, on the Settlement Date, in immediately available United States funds, of an amount equal to the Unit Cash Amount as of the Tender Date, multiplied by the number of Partnership Units to be acquired for cash.

      3.    Company's Option to Deliver Common Stock

            (a) After the No Exchange Period, subject to the provisions of this Agreement, if, after the valid delivery to the Company by a Unitholder of an Exercise Notice and tender of the Partnership Units covered thereby, the Company does not elect pursuant to Section 2 above to purchase for cash all of the Partnership Units specified in such Exercise Notice and tendered to the Company, then the Company shall deliver shares of Common Stock to the tendering Unitholder (or such other Person designated in the Exercise Notice relating to the tender). In that event, the number of shares of Common Stock which shall be so delivered by the Company shall be equal to the number of Partnership Units tendered in accordance with the Exercise Notice for which the Company has not elected to pay cash pursuant to Section 2, multiplied by the Exchange Factor as of the applicable Tender Date. The Common Stock so delivered shall be duly authorized, validly issued, fully paid and nonassessable, registered under the Act, and free of any pledge, lien, encumbrance or restriction created or imposed by the Company or the Operating Partnership, other than as provided in the Company's Articles of Incorporation or Bylaws, the Securities Act, the Maryland GCL and relevant Blue Sky or other state securities or real estate syndication laws and this Agreement.

            (b) In the event of any reclassification of Common Stock into securities other than Common Stock, the Company's option to deliver Common Stock pursuant to paragraph (a) of this Section 3 shall be an option to deliver shares or other units of such securities receivable upon such reclassification by a holder of Common Stock.

            (c) The Unitholders acknowledge that the exchange of Partnership Units into cash and/or Common Stock is subject to certain substantial restrictions contained in the Partnership Agreement.

            (d) The Unitholders also acknowledge that each certificate or instrument representing Partnership Units shall bear the following legend and any other legend required under any applicable state securities law:

      "NEITHER THE PARTNERSHIP UNITS IN THE PARTNERSHIP REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT NOR ANY PART THEREOF OR INTEREST THEREIN MAY BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF PGP NORTHERN INDUSTRIAL, L.P., AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP); AND, IN ALL EVENTS, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITY ISSUED ON ACCOUNT HEREOF OR WITH RESPECT HERETO) MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND IN COMPLIANCE WITH ANY APPLICABLE STATE

      SECURITIES LAWS, OR (B) IF THE PARTNERSHIP HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION BOTH MUST BE ACCEPTABLE TO THE PARTNERSHIP IN ITS SOLE DISCRETION) FOR THE HOLDER THAT NO SUCH REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE, AND QUALIFICATION OR OTHER COMPLIANCE UNDER APPLICABLE BLUE SKY OR STATE SECURITIES LAWS."


            (e) The Unitholder further acknowledges that each certificate or instrument obtained under the terms of this Agreement shall bear the following legend and any other legend required under applicable law:

      The Corporation is authorized to issue three classes of capital stock which are designated as Common Stock, Preferred Stock and Excess Stock. The Board of Directors is authorized to determine the preferences, limitations and relative rights of the Preferred Stock before the issuance of any Preferred Stock. The corporation will furnish, without charge, to any stockholder making a written request therefor, a copy of the Corporation's Charter and a written statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to each class of stock. Requests for such written statement may be directed to Pacific Gulf Properties Inc. at its principal executive offices, Attention: Secretary.

      The shares of Common Stock represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. No Person may Beneficially Own Capital Stock in excess of 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Capital Stock of the Corporation, with certain further restrictions and exceptions set forth in the Corporation's Charter. Capital Stock that may be acquired upon conversion of convertible securities of the Corporation held, directly or constructively, by an investor, but not Capital Stock issuable with respect to convertible securities held by others, is deemed to be owned by the investor and outstanding prior to conversion for purposes of determining the percentage of Capital Stock held by that Investor. Any Person who attempts to Beneficially Own Capital Stock in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings detained in the Corporation's Charter. Transfer or other events in violation of the restrictions described above shall be null and void ab initio, and the purported transferee or purported owner shall acquire or retain no rights to, or economic interests in, any Common Stock held in violation of these restrictions. The Corporation may redeem such shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that a Transfer or other event would violate the restrictions described above.

      In addition, upon the occurrence of certain events, if the restrictions on ownership are violated, the Common Stock represented hereby may be automatically exchanged for Excess Stock which will be held in trust for the exclusive benefit of the transferee or transferees to whom such Common Stock may ultimately be transferred (without violating these ownership restrictions). The Corporation has an option to acquire Excess Stock under certain circumstances. The Board of Directors shall determine the terms, limitations, and any rights of the Excess Stock as required or prudent to obtain an IRS Ruling Satisfactory to the Corporation regarding such Excess Stock, which determination shall be set forth in Articles Supplementary to the Corporation's Charter. The Corporation will furnish to the holder hereof upon request and without charge a complete written statement of the terms and conditions of the Excess Stock. Requests for such statement may be directed to Pacific Gulf Properties Inc. at its principal executive offices, Attention: Secretary.

      4.    Entitled Unitholder's Option to Receive Property Interest.

            (a) In the event of a Mandatory Exchange Event that consists of a proposed sale of an Original Property or Properties and that would result in Mandatory Units owned by an Entitled Unitholder being deemed tendered to the Company pursuant to Section 5 below (the "Proposed Sale"), the Company shall give written notice (the "Sale Notice") of the Proposed Sale to each such Entitled Unitholder not less than sixty (60) days prior to the projected closing date of the Proposed Sale. The Sale Notice shall identify the Original Property or Properties proposed to be sold, the proposed gross sale price (the "Gross Sale Price") and the projected closing date of the Proposed Sale. Each such Entitled Unitholder may elect to exercise its rights pursuant to this Section 4 by giving written notice of such election (the "Election Notice") to the Company not more that thirty (30) days after the date of the Sale Notice. If the Company has not received an Entitled Unitholder's written Election Notice within said thirty (30) days, that Entitled Unitholder shall be conclusively and irrevocably deemed to have elected to not exercise its rights pursuant to this Section 4 with respect to the Proposed Sale and the Company and the Operating Partnership shall be free to consummate the Proposed Sale without the provisions of this
Section 4 being applied to that Entitled Unitholder, provided that the Proposed Sale is consummated within one (1) year after the projected closing date originally set forth in the Sale Notice. If the Proposed Sale is to be consummated more than one (1) year after the originally projected closing date, then any Sale Notice and any Election Notice previously given with respect to that Proposed Sale shall be of no force or effect and the provisions of this
Section 4 shall apply anew with respect to that Proposed Sale as if no such previous notices had been given.

            (b) The Unitholders, including without limitation the Entitled Unitholders, shall have no right to approve or object to (i) the proposed Gross Sale Price or any adjustments thereto; (ii) the closing date of the Proposed Sale; (iii) the proposed buyer under the Proposed Sale; or (iv) any other term or provision of the Proposed Sale or any modification or amendment thereof. The Company, as the general partner of the Operating Partnership, shall have absolute and exclusive discretion to determine the terms and conditions of, and the buyer under, any Proposed Sale and may agree to change such terms and conditions or buyer in its sole and absolute discretion without notice. Except as provided in the last sentence of Section 4(a), any Election Notice given by a Unitholder shall be unconditional and irrevocable if the Proposed Sale is consummated. However, nothing contained herein shall obligate the Company or Operating Partnership to consummate a Proposed Sale. The Company, as the general partner of the Operating Partnership, may, in its sole and absolute discretion and without any liability, elect to terminate or abandon any Proposed Sale, notwithstanding the giving of any Sale Notice or Election Notice with respect thereto or otherwise.

            (c) If an Entitled Unitholder timely delivers an Election Notice pursuant to Section 4(a) with respect to a Proposed Sale, then on the Settlement Date with respect to such Proposed Sale (such Proposed Sale also being a Mandatory Exchange Event) the provisions of this Section 4 shall apply to the extent this Section 4 is inconsistent with Section 5 below. On the Settlement Date with respect to such Proposed Sale, and immediately prior to the consummation of such Proposed Sale, the Operating Partnership shall deed an undivided "Fractional Interest" in the Original Property or Properties which are the subject of such Proposed Sale to each Entitled Unitholder who has timely delivered an Election Notice pursuant to Section 4(a) with respect to such Proposed Sale and to any other Unitholder to whom the Company, in its sole and absolute discretion, extends the benefits of this Section 4. The Fractional Interest deeded to each such Unitholder shall be calculated by dividing (i) the product of the Unit Cash Amount as of the Tender Date multiplied by the number of Mandatory Units deemed tendered by such Unitholder to the Company with respect to such Proposed Sale pursuant to Section 5, below; by (ii) the actual final Gross Sale Price with respect to such Proposed Sale (regardless of the proposed Gross Sale Price projected in the Sale Notice).

            (d) In the event a Fractional Interest in the Original Property or Properties which are the subject of a Proposed Sale is deeded to a Unitholder, then that Unitholder shall (i) execute, deliver and acknowledge all deeds, assignments, agreements and other documents required to be executed, delivered or acknowledged by the seller under the Proposed Sale to the full extent necessary to consummate the Proposed Sale as if that Unitholder were the seller under the Proposed Sale; (ii) pay a share, equal to its Fractional Interest, of all of the fees, commissions, costs and expenses that would have been incurred in implementing the Proposed Sale without deeding Fractional Interests to Unitholders pursuant to this Section 4; (iii) pay its share, equal to a fraction the numerator of which is its Fractional Interest and the denominator of which is the sum of all Fractional Interests of all Unitholders receiving Fractional Interests in connection with the Proposed Sale, of all of the fees, commissions, costs and expenses that would not have been incurred in implementing the Proposed Sale but for the deeding of one or more Fractional Interests to Unitholders pursuant to this Section 4; (iv) upon, and only upon, the consummation of the Proposed Sale, receive its Fractional Interest of the net proceeds generated by the Proposed Sale which such Unitholder may direct be held in or by an exchange escrow or accommodator at such Unitholder's sole cost and expense; and (v) otherwise diligently cooperate with the Company and Operating Partnership to implement the Proposed Sale.

            (e) The right of any Entitled Unitholder to participate in a Proposed Sale in the manner provided in this Section 4 is expressly conditioned upon the Company's determination, in the Company's reasonable discretion, that none of the conditions set forth in this Section 4(e) exist with respect to such Entitled Unitholder. In addition, and without in any way imposing any duty on the Company to do so, if the Company, in its sole and absolute discretion, extends the benefits of this Section 4 to any other Unitholder, the Company may nevertheless subsequently deny the benefits of this Section 4 to any such Unitholder if the Company, in its reasonable discretion, determines that any of the conditions set forth in this Section 4(e) exist with respect to such Unitholder. The conditions of this Section 4(e) are that: (i) there is then outstanding against such Unitholder any judgement or decree that could attach to or become a lien upon any property acquired by such Unitholder; (ii) such Unitholder is the subject of any bankruptcy, insolvency or other proceedings related to the consolidation, adjustment, discharge, arrangement or reorganization of its debts or obligations; (iii) the title company issuing title insurance in connection with the Proposed Sale refuses to insure title, or adds any exception to the title insurance it does issue, on account of the deeding of the Fractional Interest to such Unitholder; (iv) any lis pendens, injunction or other action is filed seeking to prevent the Proposed Sale on account of the deeding of the Fractional Interest to such Unitholder; (v) the Company reasonably determines that the implementation of this Section 4 will materially delay, impede or jeopardize (and such delay, impediment or jeopardization would be reasonable) the Proposed Sale or result in the Operating Partnership receiving materially less favorable terms in the Proposed Sale than would otherwise be the case; or (vi) there has been a change in any law, rule or regulation such that, in the Company's reasonable determination, the implementation of the provisions of this Section 4 would result in a materially adverse consequence to the Company or Operating Partnership, including without limitation, jeopardize the Company's status as a REIT or the imposition of a penalty upon the Company or Operating Partnership. Any Unitholder seeking the benefits of this Section 4 shall, on or before the consummation of the Proposed Sale, reimburse the Company for all reasonable fees, costs and expenses incurred by the Company in making the determinations described in this Section 4(e), including without limitation costs of title insurance, reports and commitments, litigation searches and credit checks.

            (f) Each deed for a Fractional Interest shall be deposited by the Company into the escrow established for the Proposed Sale with instructions to the escrow to cause the Fractional Interest deed(s) to be recorded immediately prior to the recordation of the deed conveying the Original Property or Properties to the buyer. Such escrow instructions shall give the Company the right, in its sole and absolute discretion, to unilaterally withdraw from such escrow at any time prior to recordation any Fractional Interest deed to any Unitholder with respect to whom the Company determines any of the conditions set forth in Section 4(e) exist. Except as expressly provided in Section 4(g) below, no Unitholder shall have any right to contest, object to or seek to prevent any such withdrawal of a Fractional Interest deed from escrow. If the Company determines that any of the conditions set forth in Section 4(e) exist with respect to a Unitholder, then the Mandatory Units held by such Unitholder shall be automatically subject to mandatory exchange or redemption pursuant to Section 5 below.

            (g) The sole and exclusive remedy of any Unitholder who contends that the Company or the Operating Partnership has failed to comply with the provisions of this Section 4 shall be an action at law for monetary damages against only the Company and/or the Operating Partnership. Each Unitholder hereby expressly waives any right or privilege it may now or hereafter have to
(i) name or join any person or entity, including without limitation any prospective buyer under a Proposed Sale, in any such action for damages; (ii) seek specific performance of this Section 4; (iii) seek an injunction to enforce the provisions of this Section 4 or to prevent, delay or impede any Proposed Sale; (iv) file a lis pendens against any property that is the subject of a Proposed Sale; or (v) in any other way prevent, delay or impede a Proposed Sale. Each Unitholder acknowledges (vi) the absolute and paramount need of the Company and Operating Partnership to be able to consummate any Proposed Sale the Company deems appropriate without delay or hinderance of any kind on account of any Unitholder's contention that the Company or the Operating Partnership may not have complied with this Section 4; and (vii) that an action at law for monetary damages against only the Company and/or the Operating Partnership is an adequate remedy on account of the Company's and/or the Operating Partnership's failure to comply with the provisions of this Section 4.

            (h) The Company's sole duty pursuant to this Section 4 shall be to comply with the provisions of this Section 4. Neither the Company nor the Operating Partnership makes any representation or provides any assurance that compliance with the provisions of this Section 4 will be respected or upheld by any agency or authority or achieve the result desired by any Unitholder. The monetary damages recoverable by a Unitholder if the Company or the Operating Partnership fails to comply with the provisions of this Section 4 shall be limited to the marginal additional income tax liability such Unitholder incurs as a result of the Mandatory Units deemed tendered by such Unitholder to the Company in connection with the Proposed Sale being exchanged or redeemed pursuant to Section 5 rather than this Section 4. It is agreed that any such failure to comply would not result in any other damages being incurred or recoverable by a Unitholder, whether consequential, compensatory or otherwise. Each Unitholder claiming monetary damages under this Section 4 shall have the burden of proving such damages and shall have the duty to mitigate those damages to the extent reasonably possible.

            (i) Nothing contained herein shall preclude the Company from extending the benefits of this Section 4 to Unitholders other than Entitled Unitholders. However, any such extension shall be in the Company's sole and absolute discretion and subject to any additional terms or conditions as the Company, in its sole and absolute discretion, may impose. Neither the Company nor the Operating Partnership shall have any duty or obligation, and neither the Company nor the Operating Partnership shall incur any liability if the Company fails, to extend the benefits of this Section 4 to any Unitholders other than Entitled Unitholders.

            (j) Anything contained herein or in any other document to the contrary notwithstanding, the provisions of this Section 4 may be supplemented and amended by the mutual agreement of the Company and the Entitled Unitholders without the need for notice to or consent of any other Unitholder.

      5.    Mandatory Exchange.

            (a) If, on the Settlement Date with respect to a Mandatory Exchange Event, the aggregate number of Partnership Units which have not been acquired or converted pursuant to Section 2, Section 3 or Section 4 above exceeds the product (such product being herein called the "Non-Excess Partnership Units") of the number of Partnership Units outstanding on the Effective Date multiplied by the Remaining Original Property Ratio (calculated without including the Original Property Ratio of any Original Property then being sold, transferred or otherwise disposed of), then Partnership Units in the number of such excess (the "Excess Partnership Units") shall automatically be deemed tendered to the Company, whereupon the provisions of Section 2 and 3 above shall apply without the need of any Exercise Notice or actual tendering of Partnership Units. In the event of an automatic tender pursuant to this Section 5, each Unitholder holding Partnership Units on the Settlement Date for such Mandatory Exchange Event shall automatically be deemed to have tendered to the Company a number of Partnership Units (the "Mandatory Units") equal to the total number of Partnership Units then held by such Unitholder multiplied by a fraction, the numerator of which is the number of Excess Partnership Units then existing, and the denominator of which is the number of then existing Partnership Units which have not been acquired or converted pursuant to Section 2, Section 3 or Section 4 above.

            (b) If, on the Settlement Date with respect to a Mandatory Exchange Event there has been a voluntary tender of Partnership Units for which the Settlement Date has not yet occurred, then the Settlement Date for such voluntary tender shall instead be the Settlement Date with respect to such Mandatory Exchange Event, but the Tender Date and Unit Cash

Amount with respect to such voluntary tender shall remain unchanged.

            (c) The settlement of any mandatory exchange or redemption pursuant to this Section 5 shall be deemed to have occurred prior to the Mandatory Exchange Event giving rise to such mandatory exchange or redemption. All Operating Partnership allocations and distributions made pursuant to the Partnership Agreement on account of any such Mandatory Exchange Event shall be calculated and made on the basis that the settlement of any mandatory exchange or redemption pursuant to this Section 5 occurred prior to such Mandatory Exchange Event.

            (d) As of the Settlement Date with respect to a Mandatory Exchange Event, all certificates representing Partnership Units which have not actually been surrendered to the Company shall thereafter represent only the Partnership Units or other securities to which the Unitholder remains entitled under this
Section 5. Upon being notified by the Company of a Mandatory Exchange Event each Unitholder shall promptly deliver to the Company a completed and duly executed Exercise Notice with respect to any Excess Partnership Units held by such Unitholder.

            (e) Except as modified by this Section 5, all other provisions of this Agreement shall apply to an acquisition or conversion of the Partnership Units pursuant to this Section 5, and any deemed tender of Partnership Units pursuant to this Section 5 shall be treated as an actual tender for purposes of the other provisions of this Agreement.

      6.    Procedure for Exercising Company's Right to Acquire Partnership
Units.

            (a) Promptly upon receipt of an Exercise Notice from a tendering Unitholder (and in no event later than three (3) Business Days after such receipt), or on or before the Tender Date with respect to any Mandatory Exchange Event, the Company shall exercise its right to acquire the validly or deemed tendered Partnership Units by delivering to the tendering Unitholder a completed and duly executed Response Notice. The Company shall simultaneously deliver to the Operating Partnership a copy of any such duly executed Response Notice.

            (b) Unless an exception applies under applicable law and regulations, the Company, if it exercises its rights hereunder, will be required to withhold, and will withhold, thirty one percent (31%) (or such other amount as applicable law may require) of the gross proceeds (including dollar equivalent of shares of Common Stock) paid to a tendering Unitholder pursuant to this Agreement unless the Unitholder provides his, her or its tax identification number (employer identification number or Social Security Number) and certifies that such number is correct. Therefore, unless such an exception exists and is provided in a manner satisfactory to the Company, each tendering

Unitholder should complete and sign the main signature form on the Exercise Notice and sign the Substitute Form W-9 included as part of the Exercise Notice, so as to provide the information and certification necessary to avoid backup withholding.

            (c) All determinations as to the validity and form of any tender pursuant to this Agreement will be made by the Board of Directors of the Company, in its sole and absolute discretion but in accordance with the provisions hereof, and any such determination shall, in the absence of manifest error, be binding upon each tendering Unitholder and on the Company.

      7.    Payment.

            (a) On the Settlement Date, the Company shall deliver to the tendering Unitholder (or such other Person designated in the Exercise Notice), pursuant to the instructions in the Exercise Notice, the cash and/or Common Stock required to be delivered pursuant to this Agreement.

            (b) In all cases, payment for the Partnership Units tendered pursuant to this Agreement shall be made only after timely receipt by the Company of the partnership interest certificate(s) relating to such Partnership Units, a properly completed and duly executed Exercise Notice, appropriate investment representations concerning the recipient's investment intent with regard to any Common Stock received hereunder, and any other documents required by the Exercise Notice.

            (c) The Company agrees to use reasonable commercial efforts to obtain an early termination of the waiting period applicable to each tender, if any, under the HSR.

            (d) Anything in this Agreement to the contrary notwithstanding, the Company shall not be required to tender or deliver cash, or to issue, tender or deliver any Common Stock if to do so would cause any violation of the Securities Act, the Exchange Act, the Maryland GCL, or any applicable Blue Sky or other state securities or real estate syndication laws. Upon the reasonable request by the Company, a tendering Unitholder shall deliver to the Company such other and further documents to ensure compliance with such laws. Both the Company and the tendering Unitholder shall use commercially reasonable efforts to permit such tender and delivery to be in compliance with all of the foregoing laws.

      8.    Rights as a Partner.

            (a) Until the Settlement Date, each tendering Unitholder shall continue to own such Unitholder's tendered Partnership Units, and will continue to be treated as the holder of such tendered Partnership Units for all purposes of the Partnership Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions.

            (b) On the Settlement Date, all Partnership Units acquired by the Company pursuant to this Agreement shall automatically, and without further action required, be converted into and deemed to be an equal number of general partner interests in the Operating Partnership owned by the Company, and all rights, title, interest, claim, cause of action, and the like of the Unitholder arising out of such Unitholder's Partnership Units so acquired and/or status and interest as a partner as a result thereof shall become the property of the Company in its entirety, and the Unitholder shall have no further claim of interest therein or thereto.

      9. Rights as a Shareholder. No tendering Unitholder (or other Person designated in the Exercise Notice, if applicable) shall have any rights as a shareholder of the Company with respect to shares of Common Stock, if any, to be received pursuant to this Agreement until the Settlement Date, at which time such tendering Unitholder (or other Person designated in the Exercise Notice, if applicable) shall become the holder of record of such shares of Common Stock.

      10. Consistent Treatment. Each of the Company, any tendering Unitholder, and the Operating Partnership shall treat the transaction between the tendering Unitholder and the Company for Federal income tax purposes as a sale of the tendering Unitholder's Partnership Units to the Company.

      11. Representations and Warranties of Unitholders. On the Effective Date and on each date that a Unitholder receives Common Stock or other securities or cash under this Agreement, each Unitholder represents and warrants to the Company as follows (and each such representation and warranty also constitutes a condition precedent to the Company's obligation to pay the cash and/or issue the Common Stock as provided under this Agreement):

            (a) Unitholder has the authority to exercise all rights and powers under this Agreement, including the right and power to deliver the Exercise Notice, tender Partnership Units and receive all consideration provided hereunder, and has obtained all consents, approvals, permits and other clearances required to complete the transactions contemplated hereunder.

            (b) Unitholder is delivering good and marketable title to each and every Partnership Unit tendered hereunder, free and clear of any liens, claims, encumbrances, restrictions, interests or rights of any other Person, except for the restrictions on transfer of Partnership Units described in this Agreement.

            (c) Unitholder is either (a) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act, or (b) a person who either alone or with his, her or its purchaser representative (as defined in Rule 501(h) of Regulation D under the Act) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Partnership Units, Common Stock or any other security acquired hereunder. The Unitholder has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with his, her or its purchaser representative or personal advisor the merits and risks of an investment in the Partnership Units, Common Stock or any other security delivered hereunder and protecting his, her or its own interests in connection with the investment and has obtained, in his, her or its judgment, alone, or together with his, her or its purchaser representative or personal advisor sufficient information from the Company to evaluate the merits and risks of an investment in the Partnership Units, Common Stock or any other security delivered hereunder. The Unitholder acknowledges that he, she, or it has the financial ability to bear the economic risk of his, her or its investment in the Company, has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Company. If other than an individual, the Unitholder also represents it has not been organized solely for the purpose of acquiring the Partnership Units, Common Stock or other security acquired under this Agreement.

      12. Indemnification. Each Unitholder agrees to indemnify the Company, the Operating Partnership and their affiliates, officers, directors, partners, employees, agents and representatives against all losses, claims, damages, liabilities and expenses whatsoever and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, and aggregate amounts paid in settlement of, any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon, arising from or in connection with any third party's or such Unitholder's claim against such Unitholder's Partnership Units at any time prior to delivery to the Company under this Agreement which arise prior to such delivery, or based upon, rising from or in connection with the breach of any representation or warranty made by Unitholder under this Agreement.

      13.   Miscellaneous.

            13.1 Governing Law. This Agreement shall be governed, construed and enforced in all respects by the laws of the State of California applicable to contracts made and wholly performed within the State of California by Persons domiciled in California, without regard to choice of law rules.

            13.2 Entire Agreement. This Agreement and the provisions of the forms of Exercise Notice and Response Notice attached hereto, together with the Partnership Agreement, and other agreements and documents specifically referred to herein, constitute the full and entire understanding and agreement with regard to the subjects hereof and thereof, and supersede any previous agreements regarding the matters covered herein.

            13.3 Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a "notice") required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement) and shall be effective and deemed to have been received (i) when delivered in person, or (ii) when sent by facsimile transmission with receipt acknowledged (a) if to a Unitholder, at such Unitholder's address or telefax number set forth in Exhibit A hereto or, if not set forth in Exhibit A, in the records of the Operating Partnership, or at such other address or to the telefax number as such Unitholder shall have furnished to the Company and the Operating Partnership in writing, (b) if to the Company, at the address of the Company's principal executive offices and addressed to the attention of the President and Chief Executive Officer, or at such other address or to the telefax number as the Company shall have furnished to each Unitholder and the Operating Partnership in writing or (c) if to the Operating Partnership, at the address of the Company's principal executive offices and addressed to the attention of the Corporate Secretary, or at such other address or to the telefax number as the Operating Partnership shall have furnished to each Unitholder and the Company in writing.

            13.4 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any Person.

            13.5 Construction. The words such as "herein," "hereinafter," "hereof" and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. Whenever the context so indicates, the singular or plural number shall each be deemed to include the other.

            13.6 Use of Term "Assignee". Whenever in this Agreement the term "assignee" is used, it shall include each assignee, transferee, distributee (whether or not in liquidation of the distributing Person), assignee of an assignee through one or more predecessor assignments and, by way of illustration and not limitation, each Person who becomes an assignee as a result of a secured creditor exercising its rights under a security agreement and/or applicable law, in each case, whether the assignment creating the assignee was effected with or without consideration, by gift or bequest, by operation of law or otherwise. The terms "assign," "assigned" and "assignment" shall be similarly construed.

            13.7 Effectiveness and Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Operating Partnership and all Unitholders who sign and deliver counterparts of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefits of all parties and their successors, assigns, heirs, executors, administrators and legal representatives.

            13.8 Additional Unitholders. If the Operating Partnership issues Partnership Units to Persons who are not parties to this Agreement, the Company may elect to cause such Persons to become parties to this Agreement, in which case (a) this Agreement shall be amended without the consent of any other party to make such Persons parties to this Agreement, and (b) such persons shall execute a counterpart of this Agreement.

            13.9 Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

            13.10 Attorney Fees. In the event of any litigation among the parties hereto to enforce or interpret any provision or right hereunder, the unsuccessful party to such litigation covenants and agrees to pay the successful party all costs and expenses reasonably incurred, including without limitation reasonable attorneys' fees. For the purpose of this Agreement, the term "attorneys' fees" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. Such term shall also include all such fees and expenses incurred with respect to appeals, arbitrations, reference out and bankruptcy proceedings, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.


                                    PACIFIC GULF PROPERTIES INC., a Maryland corporation

                                    By:_________________________________________
                                       Glenn L. Carpenter, President and Chief
                                       Executive officer

                                    By:_________________________________________
                                       Donald G. Herrman, Executive Vice
                                       President, Chief Financial Officer and
                                       Secretary


                                    PGP NORTHERN INDUSTRIAL, L. P., a Delaware limited partnership

                                    By: PACIFIC GULF PROPERTIES INC., a Maryland
                                        corporation, general partner

                                        By:_____________________________________
                                           Glenn L. Carpenter, President and
                                           Chief Executive Officer

                                        By:_____________________________________
                                           Donald G. Herrman, Executive Vice
                                           President, Chief Financial Officer
                                           and Secretary


                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By:_________________________________________
                                       Elbert P. Bressi, Managing Member

                                    EXHIBIT A

                                   UNITHOLDERS

NAME                             ADDRESS AND TELEFAX
----                             -------------------

EDEN PLAZA ASSOCIATES, LLC, a    520 Third Street, Suite 555
California limited liability     San Francisco, CA 94107
company                          Telefax:   (415) 778-3909
                                 Telephone: (415) 778-3900

                                    EXHIBIT B

                                 RESPONSE NOTICE


                                             [Date] _______________, ____, ____

TO:     [Tendering Unitholder] and __________________________, L.P.

     On and subject to the terms, provisions, and conditions of that certain Exchange Rights Agreement ("Agreement") dated as of _____________, 1997 among Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), PGP Northern Industrial, L.P., a Delaware limited partnership (the "Operating Partnership"), and each of the limited partners of the Operating Partnership listed on Exhibit A thereto, the Company hereby exercises its right to acquire ____________ Partnership Units from (the "Unitholder") pursuant to that certain Notice of Exercise delivered to the Company by the Unitholder, by delivery of $_____________ in cash and/or _____________ shares of Common Stock of the Company.

                                      PACIFIC GULF PROPERTIES INC., a
                                      Maryland corporation


                                      By: ______________________________________
                                      Its: _____________________________________

                                    EXHIBIT C

                                 EXERCISE NOTICE

                                             [Date] _______________, ____, ____

TO:   Pacific Gulf Properties Inc.

      On and subject to the terms, provisions, and conditions of that certain Exchange Rights Agreement ("Agreement"), dated as of _____________, 1997 among Pacific Gulf Properties Inc., a Maryland corporation (the "Company"), PGP Northern Industrial, L.P., a Delaware limited partnership (the "Operating Partnership"), and each of the limited partners of the Operating Partnership listed on Exhibit A thereto, the undersigned Unitholder hereby exercises such Unitholder's right to tender _____________ Partnership Units owned by such Unitholder pursuant to this Notice of Exercise. The undersigned Unitholder hereby affirms each of the representations and warranties contained in the Agreement, intending that the Company shall rely hereon as a material inducement to pay the cash and/or issue the shares of Common Stock called for under the Agreement. Such representations and warranties are true and correct as of the date hereof, and shall be true and correct as of the "Settlement Date" (as such term is defined in the Agreement).


                                                 ________________________, 199_

To:   PGP NORTHERN INDUSTRIAL, L. P.

                        Description of Partnership Units

--------------------------------------------------------------------------------
Name(s) and                Partnership Interest Certificate(s)
Address(es) of             Enclosed (Attach additional list if
Registered Owner(s)        necessary)

                           Partnership      Units of               Units of
                           Interest         Partnership            Partnership
                           Certificate      Interests              Interests
                           Number(s)        Represented by         Being
                                            Partnership            Tendered
                                            Interest
                                            Certificate(s)

                           -----------------------------------------------------
                           Total

Unless otherwise indicated, it will be assumed that all Partnership Units evidenced by any Partnership Interest Certificate(s) delivered to the Company are being tendered. See instruction 4.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Gentlemen:

      The undersigned hereby provides notice to the Company of the undersigned's tender of the above-described Partnership Units. All capitalized terms used herein but not defined herein are used as defined in the Partnership Agreement or Exchange Rights Agreement.

      Subject to, and effective upon, payment (i.e., payment of cash and/or issuance of shares of common stock of the Company ("Common Stock")) for the Partnership Units tendered herewith, the undersigned hereby sells, assigns, transfers, and conveys to the Company, in the event the Company exercises its rights to purchase the above-described Units pursuant to the Exchange Rights Agreement, all right, title and interest in and to all the Partnership Units that are being tendered hereby, together with all rights, claims, interests, privileges, entitlements, rights to distributions of any and all kinds, causes of action, and the like in, to, and against the Operating Partnership and any of its general or limited partners, and hereby irrevocably constitutes and appoints the Company its attorney in fact, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (a) to present such Partnership Units for transfer on the Operating Partnership's books, and (b) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Partnership Units all in accordance with the terms and conditions of the Exchange Rights Agreement.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Partnership Units and that, upon payment, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, claims, restrictions, charges and encumbrances whatsoever, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Partnership Units.

      The undersigned further represents that he, she or it is either (a) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act, or (b) a person who either alone or with his, her or its purchaser representative (as defined in Rule 501(h) of Regulation D under the Act) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Partnership Units, Common Stock or any other security acquired under the Exchange Rights Agreement. The Unitholder has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with his, her or its purchaser representative or personal advisor the merits and risks of an investment in the Partnership Units, Common Stock or any other security delivered under the Exchange Rights Agreement and protecting his, her or its own interests in connection with the investment and has obtained, in his, her or its judgment, alone, or together with his, her or its purchaser representative or personal advisor sufficient information from the Company to evaluate the merits and risks of an investment in the Partnership Units, Common Stock or any other security delivered under the Exchange Rights Agreement. The Unitholder acknowledges that he, she, or it has the financial ability to bear the economic risk of his, her or its investment in the Company, has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Company. If other than an individual, the Unitholder also represents it has not been organized solely for the purpose of acquiring the Partnership Units, Common Stock or other security acquired under the Exchange Rights Agreement.

      The effectiveness of this Notice of Exercise shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as provided in the Exchange Rights Agreement, this tender is irrevocable.

      The undersigned understands that a tender of Partnership Units pursuant to the Exchange Rights Agreement constitutes a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Rights Agreement.

      Unless otherwise indicated under "Special Delivery Instructions", please mail the cash and/or shares of Common Stock for the purchase price and, if applicable, return the Partnership Interest Certificate(s) for Partnership Units not tendered (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Partnership Units Tendered." In the event that the Special Delivery Instructions are completed, please issue and deliver the cash and/or the shares of Common Stock for the purchase price, and any Partnership Interest Certificate for Partnership Interests not tendered, if applicable, in the name of the registered holder(s) and transmit the same to the person(s) so indicated.

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 5 and 6)

      To be completed ONLY if Partnership Interest Certificate(s) for Partnership Units not tendered and/or cash and/or shares of Common Stock for the purchase price of Partnership Units purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:

[ ]   certificate(s) for shares of Common Stock

[ ]   Partnership Interest Certificate(s) for Partnership Units not tendered to:

Name____________________________________________________________________________
                                    (Please Print)
Address_________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
________________________________________________________________________________
                 (Tax Identification or Social Security Number)

                                    SIGN HERE
                      Complete Substitute Form W-9 Included

________________________________________________________________________________
________________________________________________________________________________
                  (Signature(s) of holder of Partnership Units)

(Must be signed by registered holder(s) as name(s) appear(s) on Partnership Interest Certificate(s). If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Dated___________________________________________________________________________
Name(s)_________________________________________________________________________
                                 (Please Print)
Capacity________________________________________________________________________
                                  (Full Title)
Address_________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Area Code and Tel. No.__________________________________________________________

Tax Identification or
Social Security No._____________________________________________________________
                         (Complete Substitute Form W-9)

                            Guarantee of Signature(s)
                               (See Instruction 1)

Authorized
Signature_______________________________________________________________________

Name of Firm____________________________________________________________________

Dated___________________________________________________________________________


                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                        of the Exchange Rights Agreement

      1. Guarantee of Signature. No signature guarantee on this Notice of Exercise is required unless the registered holder of the Partnership Units has completed the box entitled "Special Delivery Instructions." In such case all signatures on this Notice of Exercise must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company (not a savings bank or a savings and loan association) having an office, branch or agency in the United States.

      2. Delivery of Notice of Exercise and Partnership Interest Certificate(s) or Exchange Rights Agreement Evidencing Rights. This Notice of Exercise is to be completed by the holder of Partnership Units. Partnership Interest Certificate(s) for all Partnership Units as well as a properly completed and duly executed Notice of Exercise, and any other documents required by this Notice of Exercise, must be received by the Company. No alternative, conditional or contingent tenders will be accepted.

      3. Inadequate Space. If the space provided herein is inadequate, the Partnership Interest Certificate number(s) and/or other information required should be listed on a separate schedule attached hereto.

      4. Partial Tenders. If fewer than all the Partnership Units evidenced by any Partnership Interest Certificate(s) submitted are to be tendered, fill in the number of Partnership Units which are to be tendered in the box entitled "Partnership Units Being Tendered." In such case, a new Partnership Interest Certificate for the remainder of the Partnership Interests that was evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Notice of Exercise, as soon as practicable. All Partnership Units represented by Partnership Interest Certificate(s) delivered to the Company will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Notice of Exercise. The signature(s) must correspond with the name as written on the face of the Partnership Interest Certificate(s) without any change whatsoever. If any of the Partnership Units tendered hereby are owned of record by two or more joint owners, all such owners must sign the Notice of Exercise. If this Notice of Exercise is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of each such person so to act must be submitted.

      6. Special Delivery Instructions. If Partnership Interest Certificate(s) for unpurchased Partnership Units are to be returned to a person other than the signer of this Notice of Exercise or if a certificate for shares of Common Stock is to be sent to someone other than the signer of this Notice of Exercise or to an address other than that shown above, the appropriate boxes on this Notice of Exercise should be completed.

      7. Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions of the Offer in the case of the Partnership Units tendered.

      8. Backup Withholding. Under Federal income tax law, a person surrendering Partnership Units must provide the Company with his, her or its correct taxpayer identification number ("TIN") on Substitute Form W-9 below unless an exemption applies. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Partnership Units may be subject to backup withholding of that rate provided by Federal income tax law (such rate being on the date of the Partnership Agreement and the Exchange Rights Agreement, thirty one percent (31%)). The TIN that must be provided is that of the registered holder of the Partnership Units. The TIN for an individual is his or her social security number.

      9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Partnership Agreement, the Exchange Rights Agreement and the Notice of Exercise may be directed to the Company.

                            IMPORTANT TAX INFORMATION

      Under Federal income tax laws, a holder whose tendered Partnership Units are accepted for payment is required by law to provide the Company (as payer) with his, her or its correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his or her social security number. If the Operating Partnership or the Company, as applicable, is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Partnership Units purchased pursuant to the Offer may be subject to backup withholding.

      If backup withholding applies, the Company is required to withhold that rate provided by the Federal income tax law (such rate being on the date of the Partnership Agreement, the Exchange Rights Agreement, thirty one percent (31%) of any such payments made to the holder of Partnership Units. Backup withholding is not an additional tax; rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld and, if withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments that are made to a holder of Partnership Units purchased pursuant to the Offer, the holder is required to notify the Company of his, her or its correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct.

What Number to Give the Company.

      The holder is required to give the Company the social security number or employer identification number of the record owner of the Partnership Units.

PAYER'S NAME:          PGP NORTHERN INDUSTRIAL, L.P. AND
                       PACIFIC GULF PROPERTIES INC.

Substitute Form        Part 1 - Please provide your TIN in      Social Security
W-9                    the box at right and certify by          Number; Employer
                       signing and dating below                 Identification
                                                                Number

                                                                ----------------

Department of          Certification - Under penalties of
the Treasury           Perjury, (i) I certify that the
Internal               information provided on this form
Revenue Service        is true, correct and complete and
                       (ii) I am not subject to backup
                       withholding because: (a) I am
                       exempt from backup withholding or
                       (b) I have not been notified by the
                       Internal Revenue Service (IRS) that
                       I am subject to backup withholding
                       as a result of a failure to report
                       all interest or dividends or (c)
                       the IRS has notified me that I am
                       no longer subject to backup
                       withholding.

                    Signature ________________________________ Date ____________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THAT RATE PROVIDED BY THE FEDERAL INCOME TAX LAW (SUCH RATE BEING ON THE DATE OF THE PARTNERSHIP AGREEMENT AND THE EXCHANGE RIGHTS AGREEMENT, THIRTY ONE PERCENT (31%)) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE RIGHTS AGREEMENT.

                                    EXHIBIT F

                           DEPOSITS AND REIMBURSEMENTS

                                      NONE

                                    EXHIBIT G

                                   GRANT DEED


RECORDING REQUESTED BY
______________________

WHEN RECORDED MAIL TO:

___________________________
___________________________
___________________________
___________________________
___________________________
Attention:  _______________

MAIL TAX STATEMENTS TO:
______________________________
______________________________
______________________________
______________________________
________________________________________________________________________________
                   (Space Above Line for Recorder's Use Only)

                                   GRANT DEED

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

      FOR VALUE RECEIVED, EDEN PLAZA ASSOCIATES, LLC, a California limited liability company, grants to PGP NORTHERN INDUSTRIAL, L.P., a Delaware limited partnership ("Grantee"), all that certain real property situated in the County of Alameda, State of California, described on Exhibit A attached hereto and by this reference incorporated herein (the "Property"), subject to matters of record or which would be revealed by a survey of the Property.

      IN WITNESS WHEREOF, the undersigned has executed this Grant Deed as of ___________________,1997.


                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By:_____________________________________
                                            Elbert P. Bressie, Managing Member

STATE OF _______________  )
                          ) ss.
COUNTY OF ______________  )


      On ________________, 199__, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

      WITNESS my hand and official seal.



                                    ____________________________________________
                                    Notary Public

                                    EXHIBIT H

                                  BILL OF SALE


      FOR VALUE RECEIVED, the undersigned ("Transferor") hereby conveys and assigns to PGP NORTHERN INDUSTRIAL, L.P., a Delaware limited partnership, all of the undersigned's right, title and interest in and to all of Transferor's personal property used in connection with that certain real property described on Exhibit A attached hereto (the "Property"), including without limitation, miscellaneous janitorial supplies, office furniture and rental brochures.

      TO HAVE AND TO HOLD the foregoing personal property unto the grantee and its successors and assigns forever.

      The undersigned warrants that it owns good and marketable title to the foregoing personal property and will defend title to said personal property against all persons claiming a prior right thereto to the extent that such prior right is alleged to exist on or before the date of this Bill of Sale.

      All entities constituting Transferor shall be jointly and severally liable for the faithful performance of the terms and conditions hereof to be performed by Transferor.

      IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale on this ____ day of ____________, 1997.


                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By: ________________________________________
                                        Elbert P. Bressie, Managing Member

                            Exhibit A to Bill of Sale

                                Legal Description

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF HAYWARD, DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-028

PARCEL 2:

PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO. 3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-2

PARCEL 3:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 DEGREES 38'05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND
7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 DEGREES 37'51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 DEGREES 22'09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 DEGREES 37'51" EAST 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

PARCEL 4:

PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975 IN BOOK 80 OF PARCEL MAPS ON PAGE 15, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0085-018-03 (PORTION).

PARCEL 5:

PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED JULY 24, 1967 IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AZ-71982), DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 DEGREES 53'26" EAST 40.130 FEET; 2) SOUTH 48 DEGREES 12'02" EAST 61.294 FEET; 3) SOUTH 08 DEGREES 06'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 DEGREES 53'26" WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGLE OF 89 DEGREES 59'35" AN ARC DISTANCE OF 37.696 FEET; THENCE NORTH 08 DEGREES 06'09" EAST 50.003 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NO. 416-0085-018-03

                                    EXHIBIT I

                       ASSIGNMENT AND ASSUMPTION OF LEASES

      THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") dated as of the ____ day of ______________, 1997, is made and entered into by and between Eden Plaza Associates, LLC, a California limited liability company ("Assignor"), and PGP Northern Industrial, L.P., a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor is the lessor under certain leases executed with respect to those certain real properties located in the County of Alameda, State of California, incorporated herein by this reference (individually and collectively, the "Properties") more particularly described on Exhibit A, attached hereto and incorporated herein by this reference, which leases are described in Exhibit B attached hereto and incorporated herein by this reference (the "Leases").

      WHEREAS, Assignor is contemporaneously herewith conveying the Properties to Assignee pursuant to that certain Master Contribution Agreement dated _____________ (the "Master Agreement") by and between Assignor and Pacific Gulf Properties Inc., a Maryland corporation and the general partner of Assignee.

      WHEREAS, Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Properties is vested in Assignee (the "Transfer Date"), and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder from and after the Transfer Date.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby agree as follows:

      1. As of the Transfer Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

      2. Assignor warrants and represents that as of the Transfer Date, the attached Exhibit B includes all of the Leases affecting the Properties and there are no assignments of or agreements to assign the Leases to any other party.

      3. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Losses and Liabilities"), arising out of or in any way related to the lessor's obligations under the Leases described in Exhibit B and related to the period prior to or on the Transfer Date or which arise out of or are in any way related to the lessor's obligations under said Leases after the Transfer Date on account of any breach or default by Assignor occurring or existing on or prior to the Transfer Date.

      4. Assignee, as of the Transfer Date, hereby accepts the foregoing assignment and assumes all of the lessor's obligations under the Leases described in Exhibit B relating to the period from and after the Transfer Date. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Losses and Liabilities arising out of Lessor's obligations under the Leases described in Exhibit B and related to the period after the Transfer Date, except for Losses and Liabilities on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

      5. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

      6. This Assignment shall be binding on and inure to the benefit of the parties herein, their heirs, executors, administrators, successors-in-interest and assigns.

      7. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

      8. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Master Agreement.

      9. All entities constituting Assignor hereunder shall be jointly and severally liable for the faithful performance of the terms and conditions hereof to be performed by Assignor.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the date and year first above written.


ASSIGNOR:                           "EDEN"

                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By:_________________________________________
                                       Elbert P. Bressie, Managing Member



ASSIGNEE:                           PGP NORTHERN INDUSTRIAL, L.P., a
                                    Delaware limited partnership

                                    By: Pacific Gulf Properties Inc., a
                                        Maryland corporation, general
                                        partner


                                        By: ____________________________________

                                            ____________________________________
                                                   (Print Name and Title)


                                        By: ____________________________________

                                            ____________________________________
                                                   (Print Name and Title)

                                    Exhibit A

                       LEGAL DESCRIPTION OF REAL PROPERTY

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF HAYWARD, DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-028

PARCEL 2:

PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO. 3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-2

PARCEL 3:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 DEGREES 38'05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND
7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 DEGREES 37'51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 DEGREES 22'09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 DEGREES 37'51" EAST 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

PARCEL 4:

PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975 IN BOOK 80 OF PARCEL MAPS ON PAGE 15, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0085-018-03 (PORTION).

PARCEL 5:

PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED JULY 24, 1967 IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AZ-71982), DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 DEGREES 53'26" EAST 40.130 FEET; 2) SOUTH 48 DEGREES 12'02" EAST 61.294 FEET; 3) SOUTH 08 DEGREES 06'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 DEGREES 53'26" WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGLE OF 89 DEGREES 59'35" AN ARC DISTANCE OF 37.696 FEET; THENCE NORTH 08 DEGREES 06'09" EAST 50.003 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NO. 416-0085-018-03

                                    Exhibit B

                            DESCRIPTION OF THE LEASES

                                    EXHIBIT J

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS


      To inform PGP NORTHERN INDUSTRIAL, L.P., a Delaware limited partnership ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code"), will not be required upon the transfer of certain real property to the Transferee by Eden Plaza Associates, LLC, a California limited liability company ("Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

      1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. The Transferor's U.S. employer or tax (social security) identification number is 33-0404407.

      The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

      The Transferor hereby agrees to indemnify, defend and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Transferee as a result of: (i) the Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law; or (ii) any false or misleading statement contained herein.

      All entities constituting Transferor hereunder shall be jointly and severally liable for the faithful performance of the terms and conditions hereof to be performed by Transferor.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true and correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

               Date:  _________________, 1997


                                    EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                    By: ________________________________________
                                        Elbert P. Bressie, Managing Member


                                                             EXHIBIT K

94-1                                                          FORM 590                                                        1-701

  YEAR                                                                                                            CALIFORNIA FORM
--------                                 WITHHOLDING EXEMPTION CERTIFICATE                                      -------------------
                                                                                                                        590

19__    (For use by individuals, corporations, partnerships, estates, trusts, tax-exempt entities and nonprofit organizations)

===================================================================================================================================
File this form with your withholding agent.
-----------------------------------------------------------------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------------------------------------------------------------
Address (number and street)                                          Daytime telephone number
                                                                     (   )
-----------------------------------------------------------------------------------------------------------------------------------
City                                                                 State                                     ZIP Code

-----------------------------------------------------------------------------------------------------------------------------------
Complete the appropriate line:  Individuals - Social security number __________________ [ ] Married [ ] Single

                                Corporations - California corporation number (issued by Secretary of State) or F.E.I.N. ___________

                                Partnerships, Estates, Irrevocable Trusts and Tax-Exempt Entities - F.E.I.N. ______________________

NOTE: Failure to provide your identification number will render this certificate void.

To ___________________________________________________________________________________
                            (Withholding Agent or Payer)

INDIVIDUALS:

CERTIFICATE OF RESIDENCY

Under penalties of perjury, I hereby certify I am a resident of California and I reside at the address shown above. Should I become a nonresident at any time, I will promptly inform you. See Side 2 for the definition of a resident.

Signature _________________________________________________________________________________ Date _________________________________


CERTIFICATE OF RESIDENCY OF DECEASED PERSON

Under penalties of perjury, I hereby certify as executor of the above named person's estate, the decedent was a California resident at the time of death.

Name of executor (type or print) _________________________________________________________________________________________________

Signature _________________________________________________________________________________ Date _________________________________


CORPORATIONS:

Under penalties of perjury, I hereby certify the above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California. Should this corporation cease to have a permanent place of business in California or be qualified to do business in California, I will promptly inform you. See Side 2 for the definition of permanent place of business.

Name and Title of corporate officer (type or print) ______________________________________________________________________________

Signature _________________________________________________________________________________ Date _________________________________


PARTNERSHIPS:

Under penalties of perjury, I hereby certify the above-named partnership has a permanent place of business in California at the address shown above, and that it is subject to the laws of California. I further certify that the partnership will file California returns and withhold on foreign and domestic nonresident partners when required. Should the partnership cease to do any of the above, I will promptly inform you.

Name and Title (type or print) ___________________________________________________________________________________________________

Signature _________________________________________________________________________________ Date _________________________________


TAX-EXEMPT ENTITIES AND NONPROFIT ORGANIZATIONS:

Under penalties of perjury, I hereby certify that the above-named entity is exempt from tax under California or federal law. Should this entity cease to be exempt from tax, I will promptly inform you.

Name and Title (type or print) ___________________________________________________________________________________________________

Signature _________________________________________________________________________________ Date _________________________________


IRREVOCABLE TRUSTS:

Under penalties of perjury, I hereby certify that at least one trustee of the above-named irrevocable trust is a California resident. Should the trustee become a nonresident at any time, I will promptly inform you.

Name and Title (type or print) ___________________________________________________________________________________________________

Signature _________________________________________________________________________________ Date _________________________________


For Privacy Act Notice, see form FTB 1131 (individuals only).
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Form 590 (REV. 1993) Side 1

                                    EXHIBIT L

                               EDEN LEGAL OPINION

At the Closing, Eden shall cause to be delivered to PGP and the Operating Partnership an opinion of counsel, in form and substance reasonably acceptable to PGP and the Operating Partnership, containing the legal opinion that: (i) Eden has the power and authority to enter into and perform its obligations under this agreement, the OP Agreement, and the Exchange Rights Agreement (collectively, the "Agreements"); (ii) the Agreements have been duly authorized by all necessary action on the part of Eden, and have been duly executed and delivered by Eden; and (iii) the Agreements constitute the legally valid and binding obligation of Eden, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy laws or the laws affecting the rights of creditors generally; (iv) Eden and each of its constituent entities are duly organized and validly existing under the laws of the state of their incorporation, and each are qualified to do business in the State of California. Additionally, in rendering the enforceability opinion described in clause (iii) above, counsel for Eden shall be entitled to rely on the representation of Eden, without further investigation, that the solicitation materials utilized by Eden to obtain the approval of the Eden Entities to this agreement and the transactions herein contemplated did not misstate or omit to state any material fact, and were otherwise accurate and complete in all material respects.

                                    EXHIBIT M


                              LEGAL OPINION OF PGP

      At the Closing, PGP shall cause to be delivered to Eden an opinion of counsel, in form and substance reasonably acceptable to Eden, containing the legal opinion that: (i) PGP has the power and authority to enter into and perform its obligations under this agreement, the OP Agreement, and the Exchange Rights Agreement (collectively, the "Agreements"); (ii) the Agreements have been duly authorized by all necessary action on the part of PGP, and have been duly executed and delivered by PGP; (iii) the Agreements constitute the legally valid and binding obligations of PGP, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy laws or the laws affecting the rights of creditors generally; (iv) PGP is duly organized and validly existing under the laws of the state of its incorporation, and is qualified to do business in the State of California. Additionally, in rendering the enforceability opinion described in clause (iii) above, counsel for PGP shall be entitled to rely on the representation of PGP, without further investigation, that the solicitation materials utilized by Eden to obtain the approval of the Eden Entities to this agreement and the transactions herein contemplated did not misstate or omit to state any material fact, and were otherwise accurate and complete in all material respects.

                                    EXHIBIT N

                           NOTICE OF LEASE ASSIGNMENT

                             _________________, 1997


To:  _______________________
     _______________________
     _______________________
     _______________________

     RE: Notice of Lease Assignment

      This letter is to notify you that the property commonly known as the __________________ ("Property") has this date been sold and ownership transferred.

      In connection with this sale, all of the interest of the lessor under your lease of space in the Properties has been transferred. You are hereby notified that, from and after the date hereof and until further notice, all future payments under your lease should be made payable to "______________" (the "Property Manager") and mailed to the Properties Manager, whose address is ___________ ____________________. In addition, all questions or other matters regarding your lease should be directed to the Properties Manager at (____)
__________.

      Also in connection with this sale, your security deposit in connection with your lease in the amount of ______ has been transferred to the Properties Manager. The return of any such security deposit will be conditioned upon and subject to the terms and conditions of the lease and the legal requirements of the State of California. All future inquiries regarding security deposits are to be directed to the Properties Manager.

      Thank you for your cooperation.

                             Very truly yours,

                             ______________________________

                             ______________________________

                             ______________________________

                                    EXHIBIT 0

                           CIGNA RESTRUCTURE PROPOSAL







                     MORTGAGE LOAN APPLICATION AND AGREEMENT


                                   EDEN PLAZA

                                    AGREEMENT
                                TABLE OF CONTENTS


SECTION I - PRINCIPAL LOAN TERMS
      1.1   Borrower.................................................................1
      1.2   Lender Definition........................................................1
      1.3   Loan Amount..............................................................1
      1.4   Term.....................................................................1
      1.5   Interest Rate............................................................1
      1.6   Monthly Installments.....................................................1
      1.7   Prepayment and Prepayment Fee..........................................2-3
      1.8   Late Payments/Charges/Defaults...........................................3
      1.9   No Personal Liability..................................................3-4

SECTION 2 - CLOSING PROCEDURE
      2.1   Good Faith Deposit.....................................................4-5
      2.2   Lender Fee...............................................................5
      2.3   Engineering Costs Deposit................................................5
      2.4   Closing Date/Expiration..................................................5
      2.5   Material Adverse Change..................................................5

SECTION 3 - SECURITY AND BORROWER'S COVENANTS
      3.1   Security...............................................................5-6
      3.2   Leasing..................................................................6
      3.3   Restrictions on Transfer.................................................6
      3.4   No Secondary Financing...................................................6
      3.5   UCC Security Interest....................................................6
      3.6   Taxes....................................................................6
      3.7   Insurance................................................................6
      3.8   Annual Reports...........................................................7
      3.9   Disposition of Condemnation/Insurance Proceeds.........................7-8
      3.10  Management Agreement.....................................................8

SECTION 4 - DUE DILIGENCE
      4.1   Submissions..............................................................8
      4.2   Title, Documents, Borrower's Counsel Opinion and Other Matters...........8
      4.3   Survey.................................................................8-9
      4.4   Property Condition And Use Requirements..................................9
            4.4.1 Engineering Requirements...........................................9
            4.4.2 Earthquake Requirements.........................................9-10
            4.4.3 Environmental, Asbestos and Land Use Matters...................10-11
            4.4.4 Americans with Disabilities Act ("ADA") Requirements..............11
      4.5   Evidence of Approvals...................................................12

SECTION 5 - MISCELLANEOUS PROVISIONS
      5.1   Interpretation..........................................................12
      5.2   Costs...................................................................12
      5.3   No Commitment...........................................................12
      5.4   No Prior Agreement......................................................12
      5.5   Entire Agreement........................................................12
      5.6   Choice of Law...........................................................12
      5.7   No Assignment...........................................................12
      5.8   Status of Principals....................................................13

Signatures..........................................................................13


Exhibit A   SPECIAL PROVISIONS (if Applicable)
Exhibit B   DESCRIPTION OF PROPERTY

Exhibit C   RENTS AND LEASES

Exhibit D   FORM OF LETTER OF CREDIT

Exhibit E   STANDARD FORMS

            E-1   Survey Checklist
            E-2   Lease Estoppel Certificate
            E-3   Subordination, Non-Disturbance and Attornment Agreement

                     MORTGAGE LOAN APPLICATION AND AGREEMENT


This Mortgage Loan Application and Agreement and any exhibits attached hereto (this "Agreement") is an irrevocable offer by Borrower (as hereinafter defined) to borrow from Lender (as hereinafter defined) under the terms and conditions contained herein (the "Loan"). Borrower's offer shall be irrevocable for the period ending at 5:00 p.m. on July 30, 1997 ("Lender Acceptance Date"), and may be accepted by Lender at any time during this period. If Lender approves the Loan and executes this Agreement, then Lender agrees to lend and Borrower agrees to borrow on the terms and conditions herein set forth. If Lender does not accept this Agreement on or before the Lender Acceptance Date, then such offer shall be automatically revoked as of such date and the Good Faith Deposit, Engineering Cost Deposit and Lender Fee (as hereinafter defined) received by CIGNA Investments, Inc. ("CII") shall be returned to Borrower and this Agreement shall be null and void.


                        SECTION I - PRINCIPAL LOAN TERMS

1.1     Borrower. The Borrower is _____________________________________.
        Holders of substantial interest in the Borrower or the Real Property are identified in Exhibit A ("Special Provisions").

1.2 Lender Definition: The term "Lender" as used herein shall include CII, its affiliate(s), separate account(s), nominee(s) or subsidiary(ies), and any investor, participant or assignee to whom the Loan, in whole or in part, may be sold prior to or subsequent to the Closing Date (hereinafter defined). Any such sale will not modify Borrower's or Lender's rights or obligations hereunder or under the loan documents.

1.3     Loan Amount: $12,000,000.

1.4 Term: The Loan shall be for a term (the "Term") of 5 years, commencing on the date funds are first advanced to or for the benefit of Borrower (the "Closing Date") and ending on a date (the "Maturity Date") which shall be the first day of the first calendar month following the end of the Term.

1.5 Interest Rate: ______% per annum (the "Interest Rate"). In no event will Lender receive interest in excess of that allowed by applicable state law.

1.6 Monthly Installments: Monthly installments in the amount of $______ (based on a 25 year amortization schedule), (interest only), shall be due on the first day of each month (the "Monthly Payment Date") commencing on the first calendar day of the second month following the Closing Date. Such payments shall be applied first to interest with the remainder, if any, to be applied to principal. Interest will be applied on the basis of a 360-day year and 30-day month. Borrower shall pay at closing interest from and including the Closing Date to the first day of the first calendar month after the Closing Date occurs; interest paid at closing shall be calculated on the basis of a 365-day year and the actual number of days from the Closing Date to the first day of the first calendar month following closing.


                                                                   June 26, 1997

1.7 Prepayment and Prepayment Fee: The Loan is closed to prepayment (the "Closed Period") until the third anniversary of the first Monthly Payment Date, each such annual period being hereinafter referred to as a "Loan Year".

        Borrower may prepay the Loan in full, but not in part, on any Monthly Payment Date after the Closed Period provided Borrower gives Lender 60 days' prior written notice and pays a prepayment fee (the "Prepayment Fee") calculated as follows:

                The greater of (a) 1% of the then-existing balance of the Loan, or (b) Yield Maintenance as defined below.

        In the event of a prepayment during the Closed Period resulting from a default, acceleration or any other reason, Borrower shall pay the Lender a prepayment fee (the "Default Prepayment Fee") calculated as follows:

                (a) 2% of the then existing balance of the Loan, plus
                (b) Yield Maintenance as defined below.

        Yield Maintenance: Yield Maintenance is defined as the sum of Present Values on the date of prepayment of each Monthly Interest Shortfall for the remaining Term of the Loan discounted at the monthly Treasury Yield.

        The Monthly Interest Shortfall is calculated for each monthly payment date and is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less the Treasury Yield, divided by 12, times (ii) the outstanding principal balance of the Loan on the Monthly Payment Date for which the calculation is made for each full and partial month remaining in the Term.

        The Present Value is then determined by discounting each Monthly Interest Shortfall at the Treasury Yield divided by twelve.

        FOR EXAMPLE: If a 9% loan were prepaid with 24 months remaining in the Term, at a time when Federal Reserve Statistical Release H. 15 (519) reported a two-year Treasury Yield of 7.0%; and the outstanding loan balance was $10,000,000, then:

        Semi-Annual Equivalent Rate                             .0917
        less the Treasury Yield                                -.0700
                                                         ------------
        equals the positive rate difference                     .0217
        divided by 12
        equals the monthly rate difference                    .001808
        times the principal balance                      x$10,000,000
                                                         ------------
        equals the Monthly Interest Shortfall              $18,080.00

        The sum of the Present Values of all the Monthly Interest Shortfalls ($18,080) discounted at the monthly Treasury Yield (7% divided by 12 or .58333%) equals $403,818.60.

        The "Semi-Annual Equivalent Rate" for this loan is ____%.

        The "Treasury Yield" will be determined by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any similar successor publication of


                                                                   June 26, 1997
        the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining Term is less than one year, the Treasury Yield will equal the yield for 1-Year Treasury Constant Maturities. If the remaining Term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1-year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equaling the remaining Term. If the remaining Term is longer than one year but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will equal the yield for the Treasury Constant Maturity closest to but not exceeding the remaining Term.

1.8 Late Payments/Charges/Defaults. All payments of principal, interest and applicable escrow amounts not received within five (5) business days following the due date of such payments shall constitute an event of default. The failure by Borrower to perform any other duty of a monetary or non-monetary nature under the loan documents, which failure to perform is not cured within thirty (30) days after notice from Lender of such failure to perform, shall also constitute an event of default except if such failure is not susceptible of cure within such period, so long as Borrower has commenced and thereafter diligently pursues such cure and provided further that such cure occurs within a reasonable period of time but in no event greater than 120 days. In such event, Lender may exercise any and all remedies to which it may be entitled, including without limitation, acceleration of the principal indebtedness. Delinquent payments of principal, interest and applicable escrow amounts not received by the due date of such payments shall bear a one-time late charge equal to the lesser of four percent (4%) of the delinquent payment or the maximum amount which shall be permitted by applicable state law. Upon acceleration of the Loan, the entire amount of principal, interest and other charges due as of the date of acceleration shall bear interest at a rate equal to the lesser of (i) the Interest Rate plus four percent (4%) per annum, or (ii) the maximum amount permitted by law.

1.9 No Personal Liability: No judgment for the repayment of the indebtedness evidenced by the note or in any action to foreclose the Mortgage (as hereinafter defined) or to collect any amount payable under the loan documents will be satisfied out of the personal assets of Borrower or of any other holders of beneficial interest in the Borrower, except that Lender's sole recourse for such judgment(s) shall be against the Real Property (hereinafter defined) and other collateral as provided pursuant to this Agreement. The foregoing limitation on liability shall not apply, and Borrower [and Pacific Gulf Properties) shall be personally liable, [jointly and severally], for the following acts or omissions, to the extent described:


                ACT OR OMISSION                          LIABILITY
                ---------------                          ---------

(i)     Borrower misapplies any                   To the extent of such misapplication;
        condemnation or insurance
        proceeds attributable to the Real
        Property,

(ii)    Borrower misapplies any security          To the extent of such misapplication;
        deposits attributable to the Real
        Property,


                                                                   June 26, 1997

(iii)   Borrower collects rents in advance        To the extent of such rents collected in
        in violation of any covenant under        advance;
        the loan documents,

(iv)    Borrower commits any fraud,               To the extent of any remedies available at
        misrepresentation or waste,               law or equity;

(v)     Gross revenues from the Real              To the extent of any funds diverted from such
        Property are sufficient to pay any        payments or expenses (during the period 12 months
        portion of the indebtedness,              prior to Lender's notice of
        operating and maintenance                 acceleration through the date Lender takes
        expenses, insurance premiums              title to the Real Property);
        deposits into a reserve account, or
        other sums required by the loan
        documents, and Borrower fails to
        make such payments or deposits
        when due,

(vi)    Borrower enters into any guarantee        As provided in such guarantee,
        and/or indemnification agreement(s)       indemnification or master lease;
        and/or master lease(s), as may be
        required under this Agreement,

(vii)   Borrower fails to pay real estate         To the extent of any unpaid taxes,
        taxes and assessments which are a         assessments and any additional interest,
        lien against the Real Property during     penalties or other charges assessed as a
        the period of Borrower's ownership,       result of such non-payment;

(viii)  Borrower fails to maintain the level      In the amount of the loss incurred as the
        of insurance required under the loan      result of such uninsured casualty or
        documents, to the extent that a           uninsured liability.
        casualty or liability occurs or arises
        and insurance proceeds would have
        been available had such insurance
        been maintained,


        The provisions of this paragraph will not affect other remedies available to Lender or Lender's rights in the Real Property.

                          SECTION 2 - CLOSING PROCEDURE


2.1 Good Faith Deposit: This Agreement must be accompanied by a good faith deposit ("Deposit") in the form of cash or certified check of $240,000 made payable to Connecticut General Life Insurance Company to be retained by Lender as consideration for the holding of funds for future disbursement.

        Instead of submitting the Deposit in cash or certified check, Borrower may submit $120,000 in cash or certified check and an unconditional and irrevocable sight draft letter of credit in the amount of $120,000, drawn on a bank satisfactory to Lender, payable to Lender, expiring no earlier than 30 days beyond the Expiration Date (as


                                                                   June 26, 1997
        hereinafter defined) of this Agreement and substantially in the form attached hereto as Exhibit D ("Form of Letter of Credit").

        The Deposit shall be held free of trust as security for Borrower's obligations under this Agreement, and any interest earned on the cash portion of the Deposit will be retained by Lender. The Deposit will be returned if and when the Loan closes, or if the Lender fails to accept this Agreement as provided herein.

        Should the Loan fail to close prior to the Expiration Date for any reason (except for the Lender's sole default) or in the event Borrower does not fulfill Borrower's obligations under this Agreement: (i) the Deposit (including any payments obtained by cashing a letter of credit) will be retained by Lender as partial compensation for holding funds for future disbursement; (ii) Lender shall have the right to exercise any rights and remedies Lender may have at law or in equity, which rights and remedies shall include (without limitation) the right to seek damages, expenses, loss of bargain, and/or the right of specific performance; and (iii) unless Lender's obligation to fund the Loan has already expired, Lender may, at Lender's sole option, terminate Lender's obligation to fund the Loan.

2.2 Lender Fee: This agreement must be accompanied by a Fee (the "Lender Fee") in cash or certified check of $15,000 made payable to CIGNA Investments, Inc. If Lender executes the Agreement as provided herein, the Lender Fee will be earned by Lender whether or not the Loan closes except for failure of Lender to fulfill its obligations under this Agreement. In the event Lender does not accept this Agreement, the Lender Fee will be returned to Borrower.

2.3 Engineering Costs Deposit: This Agreement must also be accompanied by a deposit (the "Engineering Costs Deposit") of $15,000 in cash or certified check made payable to CIGNA Investments, Inc. to be applied to the costs of the inspections and reports to be prepared by third parties required under the provisions of Section 4.4, exclusive of the ADA Survey (Sec. 4.4.4).

        The Engineering Costs Deposit is only an estimate of the costs of said inspections and reports. Borrower will receive a refund if the costs are less, and shall pay any excess at or before Closing, if the costs are more than the amount estimated.

2.4 Closing Date/Expiration: Under no circumstances will Lender be obligated to close the loan and disburse loan funds before August 1, 1997, or after August 31, 1997, (the "Expiration Date") unless these dates are changed in writing by Lender at Lender's sole option.

        In the event this loan has not closed by the Expiration Date, Lender shall, at Borrower's request and upon Borrower's payment of a fee ("Extension Fee"), extend the Expiration Date for one additional thirty
        (30) day period ("Extension Period"), provided that such request and such Extension Fee is received by Lender on or before the Expiration Date. The Extension Fee shall be $25,000.

2.5 Material Adverse Change: Lender shall not be obligated to close the Loan if there is any material adverse change in Borrower's financial position (or that of any guarantor or principal of Borrower), the Real Property (as hereinafter defined), rental income, the rent roll attached hereto as Exhibit C-1, or any other features of the transaction from


                                                                   June 26, 1997
        that which existed on the date of this Agreement or from the representations of Borrower contained herein. From the date of this Agreement, neither the Borrower nor any guarantor or principal of Borrower nor any lessee shall be involved in any bankruptcy, reorganization or insolvency proceedings, or in any criminal proceedings or in government receivership or in a FDIC or FSLIC proceeding.

                  SECTION 3 - SECURITY AND BORROWER'S COVENANTS


3.1     Security: REAL PROPERTY NAME:     Eden Plaza/Eden Rack
                  REAL PROPERTY LOCATION: Hayward, California


        The Loan shall be secured by (a) a first priority mortgage or deed of trust (the "Mortgage") on Borrower's interest in the Land and Improvements (together, the "Real Property") described in Exhibit B, (b) a first priority security interest in the Personal Property described in Exhibit B, and (c) a first priority Assignment of Rents and Leases described in Exhibit C.

3.2 Leasing: Borrower will meet Lender's leasing requirements prior to closing as described in the attached Exhibit C ("Rents and Leases").

3.3 Restrictions on Transfer Borrower shall not transfer, sell or assign the Real Property, any interest in the Real Property or any interest in Borrower.

3.4 No Secondary Financing: Borrower shall not encumber the Land or the Improvements with any lien other than the lien of the Mortgage.

3.5 UCC Security Interest: Lender shall require a first priority security interest on all personal property, fixtures and equipment now or hereafter used in the operation of the Real Property, with security agreements and Uniform Commercial Code ("UCC") Financing Statements to be executed and filed with the appropriate county and/or state offices. Not less than thirty (30) days prior to closing Borrower agrees to furnish a detailed and certified schedule satisfactory in form and substance to Lender of all personal property, fixtures and equipment which will be used in the operation of the Real Property and owned by Borrower.

3.6 Taxes: The Real Property must be a separate tax parcel, separate and apart from any other property owned by Borrower or anyone else. The loan documents will provide for monthly deposits equal to one-twelfth of the annual estimated real estate taxes and assessments. At the loan closing an initial deposit will be made in an amount which, when added to the monthly deposits to be paid within the current tax and assessment period, will be sufficient to satisfy the next succeeding periodic tax and assessment payment. All deposits will be made directly into an interest-bearing account (the "Escrow Account") at a bank selected by Borrower and approved by Lender under an agreement satisfactory in form and substance to Lender with interest being retained by Lender and free of trust except to the extent, if any, that applicable law shall otherwise require. The loan documents will also provide that escrow agent will, within 30 days after the final date that taxes can be paid without penalty, furnish Lender with such evidence as may be reasonably required that all taxes have been paid in full.


                                                                   June 26, 1997

        So long as Borrower holds title to and controls the Real Property, tax payments are paid in full when due and there has been no default, or any state of facts which, with the passage of time or giving of notice, or both, would constitute a default under the loan documents, the interest earned by such escrows, less reasonable escrow costs, will be paid to Borrower following Lender's receipt of confirmation that taxes have been paid.

3.7 insurance: Borrower will be required to maintain and deposit with Lender policies of All Risk Replacement Cost Insurance with Agreed Amount Endorsement, flood insurance (if the Real Property is in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development), rent insurance or business interruption insurance, comprehensive general and excess or umbrella liability insurance, earthquake insurance (if required), and other appropriate insurance as Lender may require from time to time in amounts, form, and substance satisfactory to Lender, with companies acceptable to Lender which have a Best's rating of at least A:XII. Lender will require that Lender be named an additional insured under all of the aforementioned policies, and loss payee on all such policies except those pertaining to general and excess liability coverage.

3.8 Annual Reports: Borrower will furnish Lender, within 90 days after the end of each of Borrower's fiscal years, the following financial reports and information: (a) balance sheet, (b) statement of sources and uses,
        (c) rent roll certified and otherwise conforming to Exhibit C-1, (d) statement of operating cash flow and accounts receivable, and (e) such other financial information as Lender shall reasonably request. Such reports and information shall be in reasonable detail and shall be accompanied by the unqualified opinion of independent certified public accountants who are satisfactory to Lender confirming that they have been prepared in accordance with generally accepted accounting principles together with any "Notes to Financial Statements".

        In addition, Borrower agrees upon request to provide Lender with (a) a current rent roll in detail similar to that shown in Exhibit C-1, (b) a balance sheet and year-to-date operating statements for the Property certified by the Chief Financial Officer of the Borrower, and (c) if retail, all sales information of tenants and anchors that make up the center (total sales and sales per square foot) that report sales to Borrower.

3.9 Disposition of Condemnation/Insurance Proceeds: If, at any time during the Term, all or any part of the Real Property is taken in a condemnation proceeding or damaged by fire or other hazard, any insurance or condemnation proceeds shall be paid directly to Lender for application to reduction of the principal indebtedness at par or restoration or repair of the Real Property at Lender's sole option.

        Notwithstanding the foregoing, Lender agrees to make casualty insurance proceeds available to Borrower for restoration or repair of the Real Property, provided:

        (i) Not more than 20% of the Real Property is damaged, and, in the case of condemnation, that portion remaining after the taking is still economically in the reasonable opinion of Lender;

        (ii) There has been no event of default under the loan documents in the prior twelve (12) months, and there does not then exist a state of facts which, with


                                                                   June 26, 1997
                the passage of time or the giving of notice, or both, would constitute an event of default;

        (iii) Borrower can demonstrate to Lender's satisfaction that Borrower has the financial ability to make all scheduled payments when due under the loan documents during reconstruction, whether from the proceeds of rent insurance or otherwise;

        (iv) Such damage or destruction occurs prior to the last two (2) Loan Years;

        (v) The funds are released under escrow/construction funding arrangements satisfactory to Lender;

        (vi) Annual income from leases in place and approved by Lender that are not terminable as a result of the casualty or condemnation provide coverage of at least 1.25 times the annual debt service; and

        (vii) The repairs and restoration will restore the Improvements to substantially the size, design and utility as existed immediately prior to the casualty.


        Any principal reduction at par from an early involuntary prepayment as a result of a condemnation proceeding or insurance settlement will cause a re-calculation of debt service payments based upon the reduced loan balance, the remaining amortization schedule and the Interest Rate.

3.10 Management Agreement: During the term of the Loan, the Real Property will be managed under a management agreement (the "Management Agreement"). Said agreement shall be subject to Lender's written approval, and in form and substance satisfactory to Lender. The Management Agreement may not be modified or amended and any successor agreement may not be entered into or any management company appointed without Lender's prior written approval. The Management Agreement and any successor management agreement and any liens to which the manager may be entitled, shall be expressly subordinate to the lien of the Mortgage.


                            SECTION 4 - DUE DILIGENCE

4.1 Submissions: All items required under this Agreement to be submitted to Lender for approval by Lender prior to closing shall be delivered by Borrower to Lender not less than twenty days prior to closing (unless another time limit is specified herein).

4.2 Title, Documents, Borrower's Counsel Opinion and Other Matters: All closing documents will be in form and substance satisfactory to Lender with such provisions as may be reasonably required to protect Lender's interests. Title to the Real Property, the legal descriptions, and all documents and other matters relating in any way to the Loan or to the Real Property must be to Lender's satisfaction. Not less than 30 days prior to closing, Borrower will furnish Lender with a commitment for an ALTA title insurance policy to be issued at closing containing no exceptions other than those


                                                                   June 26, 1997
                                     Page 8
        approved by Lender, issued by a company acceptable to Lender and in substance and form acceptable to Lender.

        Borrower shall provide Lender with a favorable opinion of Borrower's counsel to the following effects:

        (i) Borrower is duly organized and in good standing under applicable state law,

        (ii) all loan documents are duly authorized and executed and shall constitute valid, binding and enforceable agreements in accordance with their respective terms, subject only to any applicable bankruptcy, insolvency, reorganization, moratorium law or other laws affecting creditors' rights generally;

        (iii) all permits and approvals that are required for the construction, use and occupancy of the Real Property under any and all applicable laws, ordinances, rules, regulations, covenants and restrictions have been duly and validly issued by the governmental authorities or persons having jurisdiction or rights with respect thereto, are in full force and effect, and nothing has come to counsel's attention which would question the validity of such permits and approvals;

        (iv) the loan documents and all other matters relating to the Loan do not violate any usury or other applicable laws; and

        (v)     such other matters as Lender may reasonably require.

4.3 Survey: Borrower will furnish Lender an up-to-date engineer's survey of the Real Property by a registered surveyor acceptable to Lender and the title insurance company and certified in a manner satisfactory to Lender and the title insurance company, showing no state of facts objectionable to Lender or the title insurance company. Specifically, the survey must show that all buildings and proposed buildings (if any) are within lot and building lines and must locate all above or below ground easements, improvements, appurtenances, utilities and rights of way, and ingress and egress, number and size of parking spaces and otherwise contain the information outlined in the Survey Checklist in Exhibit E-1 (attached).

4.4 Property Condition And Use Requirements: As a condition to Lender's obligation to close the Loan, Borrower shall comply with the requirements in provisions 4.4.1, 4.4.2, 4.4.3 and 4.4.4.

        4.4.1   Engineering Requirements:

                (a) Within ten business days after the date this Agreement is executed by Lender, Borrower shall make the final plans and specifications for the Real Property available to Lender (in such form as Lender shall prescribe), together with copies of geotechnical or soil borings reports, materials inspection and testing reports, and other tests and inspections in Borrower's possession relating to the condition of the Real Property, for review and approval by Lender's in-house Architect/Engineer ("A/E") or an independent A/E engaged by Lender.


                                                                   June 26, 1997

                (b) Lender will have the right to engage, at Borrower's cost, an independent A/E to review the plans and specifications for the Real Property, to perform a physical inspection of the Real Property, and to prepare a report documenting the A/E's findings.

                (c) Borrower shall provide a certification, at least ten days prior to closing, by the project's design Architect or Engineer, that the Improvements have been completed in accordance with plans and specifications provided to Lender. The certification will also state whether the Real Property meets current building codes and is served by all necessary utilities.

        4.4.2 Earthquake Requirements: (Applicable if the Real Property is located within Seismic Zones 3 or 4 as defined by the latest edition of the Uniform Building Code, Seismic Zone Map)

                (a) Lender's A/E, at Borrower's cost, shall furnish a report on the design and construction of the Real Property relative to probable damage from probable earthquake events affecting the location of the Real Property. The report shall be based on the A/E's review of all information deemed necessary by the A/E to assess the proper design and construction of the Real Property to minimize damage from earthquake risk at the site. The report should assess the relative risk of the site as compared to the local metropolitan area overall. The report must assess the probable monetary loss, as a percentage of replacement cost, and an absolute dollar amount resulting from the maximum probable earthquake event affecting the location of the Real Property.

                (b) The report will identify any physically practical repairs or improvements that would reduce the estimated probable monetary loss significantly. The report will assess the likelihood of foundation, structural, or other damage, regardless of monetary level, that would result in the required demolition of the Improvements or prevent the occupancy of the Improvements for extended periods.

                (c) If the report identifies, in Lender's sole judgement, unacceptable risks; or if Lender is not satisfied with any remedies proposed by Borrower to address problems disclosed in said report, then Lender may terminate Lender's obligations hereunder.

                (d) Lender shall at all times retain the right to require earthquake insurance if and when it becomes available at a reasonable price and is customarily required by Lenders as a condition for closing new loans.

                In the event this Agreement is terminated by Lender pursuant to subparagraph (c) above then the Deposit shall be returned to Borrower after deducting all costs incurred by Lender in connection with the contemplated transaction including but not limited to attorney's fees, A/E inspections fees and any other out-of-pocket costs.

        4.4.3   Environmental, Asbestos and Land Use Matters:


                                                                   June 26, 1997

                (a) Lender will engage, at Borrower's cost, an environmental consultant to perform a Phase I Environmental Site Assessment ("ESA") of the Real Property and prepare a report presenting related findings. The ESA shall be conducted and the report shall be prepared in accordance with ASTM E 1527-94, "Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process." Borrower shall make available to Lender and its environmental consultant all prior environmental reports, including Phase I and Phase II ESAs, documentation of environmental investigation and remediation, Asbestos Surveys, records of any asbestos abatement activities, or Operation and Maintenance ("O&M") programs for asbestos-containing building.

                (b) If deemed necessary by Lender as a result of the findings of the ESA, Lender may require its environmental consultant to perform additional testing and/or investigation as may be required to ascertain whether the Real Property has been contaminated and to what extent. In addition, based on the characteristics and location of the Real Property, Lender may require its consultant to conduct testing for recognized environmental concerns, including, without limitation, radon, lead paint, lead-in-water, and indoor air quality. Costs of such additional investigation shall be borne by Borrower, and may require an additional fee to be paid to Lender.

                (c) Lender may require its consultant to perform an asbestos assessment ("Asbestos Assessment") as a part of the ESA, based upon the age, use and condition of the Real Property and the existence of a prior asbestos assessment to confirm that there are no asbestos-containing materials ("ACM") at the Real Property, or that any ACM present is not friable.

                (d) Borrower shall provide Lender a representation, warranty and covenant that Borrower and any holders of a substantial beneficial or ownership interest in Borrower that are designated by Lender in its reasonable discretion have not, and to the best of Borrower's knowledge, no prior owner or current or prior tenant, subtenant, or other occupant of all or any part of the Real Property, has used Hazardous Materials on, from or affecting the Real Property in any manner that violates federal, state or local laws, ordinances, rules, regulation or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production, or disposal of Hazardous Materials (collectively, the "Environmental Laws"), and that to the best of Borrower's knowledge, no Hazardous Materials have been disposed of on the Real Property.

                (e) Lender shall also require a representation and warranty that, to the best of Borrower's knowledge and belief, except for any ACM identified in the Asbestos Assessment, the Real Property does not contain, and has not in the past contained, any ACM and there is no current or potential airborne contamination of the Real Property by asbestos fiber, including any potential contamination that would be caused by maintenance or tenant finish activities in the building(s).


                                                                   June 26, 1997

                (f) An agreement (the "Environmental Indemnification Agreement") that Borrower, and any holders of substantial beneficial or ownership interests in Borrower that are designated by Lender in its reasonable discretion, will indemnify Lender and its agents against, and hold Lender and its agents harmless from, any and all loss, cost, expense, claim or liability that Lender or its agents may incur as a result of violations of Environmental Laws in connection with the Real Property or the disposal of Hazardous Materials on the Real Property or migration of Hazardous Materials onto the Real Property and such indemnity shall survive the transaction contemplated herein and shall survive the event of foreclosure of the Mortgage or conveyance of the Real Property in lieu thereof as to violations or disposal or migration occurring prior to such foreclosure or conveyance.

                In the event that all provisions of this paragraph are not provided to Lender's satisfaction, then Lender may terminate Lender's obligations hereunder and the Deposit, the Engineering Cost Deposit and the Lender Fee shall be retained by Lender as consideration for evaluating this Agreement, agreeing to make the loan and holding the funds for future disbursements. However, in the event Lender is not satisfied with either the report required in subparagraph 4.4.3 (a) and (c) herein or with any remedies proposed by Borrower to address problems disclosed by said report and Lender therefore terminates Lender's obligations hereunder, then Borrower shall be entitled to a return of the Deposit and the Engineering Cost Deposit after deduction of all costs incurred by Lender in connection with the contemplated transaction. Lender shall also retain the Lender Fee.

        4.4.4   Americans with Disabilities Act ("ADA") Requirements:

                Prior to Lender's acceptance of this Agreement, if available, and in no event less than forty-five (45) days prior to closing, the Borrower shall submit a plan of action (the "ADA Compliance Plan"), in form and substance acceptable to Lender based upon an ADA Survey. Such ADA Compliance Plan shall include a prioritized list of the items to be accomplished, including a timetable for completion thereof, prepared and carried out so as to bring the Real Property into compliance with ADA. The ADA Compliance Plan shall be based upon an ADA Survey prepared by a consultant acceptable to Lender. The ADA Survey shall detail the extent to which the Real Property complies and does not comply with Title III of the ADA and identify those non-compliance items that are "readily achievable" as that term is defined under the ADA. The loan documents shall contain a provision requiring Borrower to implement the ADA Compliance Plan in accordance with its terms.

4.5 Evidence of Approvals: Borrower will be required to obtain and at all times keep in full force and effect such governmental approvals as may be necessary to comply with all governmental requirements, including all environmental and land use matters relating to the Real Property and its occupancy, as such requirements may exist from time to time. At closing, Borrower will provide Lender with proof, including without limitation, attorneys' opinions and architects' or engineers' certifications, that such approvals have been obtained and that all applicable appeal periods have expired and that the Real Property complies with all laws and regulations including, without limitation,


                                                                   June 26, 1997
        building and zoning laws and regulations; all such proof and any conditions thereto must be acceptable to Lender.


                      SECTION 5 - MISCELLANEOUS PROVISIONS

5.1 Interpretation: All of Borrower's representations and agreements and all other terms and conditions contained in this Agreement are material conditions to the closing of the Loan, or any subsequent advance of Loan proceeds after the Closing Date, and are established for the protection of Lender. Lender may, at its sole discretion, waive any such conditions.

5.2 Costs: Whether or not closing occurs, Borrower agrees to pay all costs incidental to the transaction contemplated hereby, including without limitation all costs of title insurance; appraisal and engineering fees; revenue stamps; recording fees; attorneys' fees (whether charged by Lender's staff counsel or local counsel) for preparation of documents, legal research, legal opinions or any other legal services Lender seeks in connection with this transaction; mortgage tax, if any; survey cost; and any and all other incidental expenses incurred by Lender relating to the Loan. Excluded from the foregoing are the expenses of Lender's loan department and personnel.

5.3 No Commitment: Borrower agrees not to apply for, or accept, a commitment for any other financing for the Real Property during the pendency of this Agreement.

5.4 No Prior Agreement: Upon execution by Lender this Agreement will supersede all other prior dealings between Borrower and Lender with regard to the Loan, except to the extent Borrower has made prior representations to Lender regarding any aspect of the transaction contemplated hereby. Prior receipt of any document will not constitute approval of that document unless expressly stated otherwise within this Agreement.

5.5 Entire Agreement: The entire agreement between Borrower and Lender consists of the Mortgage Loan Application and Agreement, Special Provisions (Exhibit A), Description of Real Property (Exhibit B), Rents and Leases (Exhibit C), Form of Letter of Credit (Exhibit D), Standard Forms (Exhibit E), and the following exhibits attached hereto (if any): n/a.

5.6 Choice of Law: This Agreement is governed by the laws of the State of Connecticut. Unless Lender requires that the loan documents be governed by the laws of another state having significant contacts with the loan transaction, the loan documents will be governed by the laws of the state in which the Real Property is located.

5.7 No Assignment: This Agreement may not be assigned by Borrower without the prior written consent of Lender. Any change in the composition of any beneficial ownership interest in Borrower shall be considered an assignment.

5.8 Status of Principals: If any signatory of the loan documents is a partnership, limited partnership, joint venture, corporation or other business entity, Borrower shall furnish Lender with such documents as Lender may require to determine that the entity is legally formed and existing and able to enter into the Loan, and that the individuals executing the loan documents are empowered to do so; said documents shall include


                                                                   June 26, 1997
        without limitation partnership agreements, charters, by-laws, resolutions and evidence of good standing. If the entity which is to be the Borrower under this Agreement is not already formed, it must be duly and legally constituted in accordance with all applicable laws, rules and regulations before closing, Borrower's obligations under this Agreement must be performed by an entity satisfactory to Lender and this Agreement must be executed by such entity on behalf of Borrower.


The undersigned has the authority to execute this Agreement and to bind the Borrower with respect to the terms and conditions herein contained. The Borrower agrees to be bound by and to perform the terms, conditions and covenants of this Agreement.


BORROWER:


__________________________________________

By:_______________________________________     Date:__________________
Name:_____________________________________
Title:____________________________________
Address:__________________________________


The above offer is hereby accepted.


CIGNA Investments, Inc.


By:_______________________________________     Date:__________________
Name:_____________________________________
Title:____________________________________


                                                                   June 26, 1997

                                    EXHIBIT A

1.      BORROWER

        Borrower/(Partnership): Borrower is _____________________________, a
        California limited partnership, the general partner(s) and ownership percentage(s) of which is (are):

        Pacific Gulf Properties (___%), a California general partnership.

        Borrower's address is: 4220 Von Karman Drive, Newport Beach, California 92660.

        Borrower's United States Taxpayer identification Number is ("TIN")________________

        The addresses of Borrower's General partners are:

        Name                            Address                       TIN
        ----                            -------                       ---

        Pacific Gulf Properties, Inc.   4220 Von Karman Drive
                                        Newport Beach, CA 92660

        Borrower's limited partners are:

        Name                            Address                       TIN
        ----                            -------                       ---

        Eden Plaza Associates (_%), a California general partnership 220 Sansome Street, San Francisco, CA 94104


2.      DEFERRED MAINTENANCE

        Borrower agrees that the items shown on the attached Exhibit ___ and detailed in the Marx/Okubo Report of January 21, 1997, shall be corrected within ___ days of the closing of the loan. Items ___ will be completed within ___ days of closing. In the event the items are not completed by the scheduled deadlines, Lender will require that borrower deposit 100% of the monthly Project Cash Flow bearing escrow for the benefit of Lender until said items are completed.

        Project Cash Flow is defined as net cash flow available after payment of operating expenses and debt service on the subject loan.


Mortgage Loan Application and Agreement
Exhibit A - Special Provisions                                     June 26, 1997

3.      TRANSFERS

        Notwithstanding the provisions of Section 3.3 of this Agreement, Borrower shall have the right with prior written notice to Lender to transfer limited partnership interests in the Borrower to Pacific Gulf Properties, Inc.


Mortgage Loan Application and Agreement
Exhibit A - Special Provisions                                     June 26, 1997

                                    EXHIBIT B

                          DESCRIPTION OF REAL PROPERTY

The Loan is to be secured by a first mortgage lien on the unencumbered fee simple interest in the Land, all present and future Improvements thereon and the Personal Property described below:

Land:           EDEN PLAZA         EDEN ROCK #5 & #9            EDEN ROCK #10
----            ----------         -----------------            -------------
                7.89 Acres         4.96 Acres                   26.4 Acres

Improvements:   101,230 sf NRA     71,840 sf NRA                327,715 sf NRA
------------    Sales & Service    Office/Research              Warehouse

Parking:        322 Cars           236 Cars                     206 Cars
-------

There are at least 764 parking spaces on the Real Property. The Loan documents will provide that there will be on the Real Property throughout the term of the Loan the greater of: (a) the above figures, or (b) sufficient parking spaces to comply with applicable government regulations.

Personal
Property:

        All personal property now or hereafter owned by Borrower and used in the operation or maintenance of the Land and Improvements.

The Loan will be further secured by a first mortgage lien on Borrower's interest in any and all easements and appurtenances, including without limitation, (i) any drainage ponds or other like drainage areas not located on the Real Property which may be required for water run off, (ii) any easements necessary to obtain access from the Real Property to such drainage areas or to any other location to which Borrower has a right to drain water or sewage, (iii) any land required to be maintained as undeveloped land by the zoning rules and regulations applicable to the Real Property and (iv) any easements and agreements which are or may be established to allow satisfactory ingress to, egress from and operation of the Real Property.

Lender will require that all Personal Property be owned lien-free by Borrower and paid in full, and not be subject to any equipment leases, conditional sales contracts or any other types of financing. All exceptions to this must be approved by Lender.


                                                                    May 30, 1997

                                    EXHIBIT C

                                RENTS AND LEASES

Approval of Leases Prior to Closing Date: Prior to the Closing Date, all leases and sub-leases (and any amendments, modifications, extensions or renewals thereof) affecting the Real Property must be submitted to Lender for written approval. All leases identified on the Rent Roll described herein shall be submitted to Lender at least thirty (30) days prior to the Closing Date. Prior to closing Borrower shall deliver to Lender for Lender's review and approval Borrower's standard form of tenant lease.

Rent Roll: On the Closing Date the tenants listed in Exhibit C-1 must be in occupancy of the premises under Approved Leases providing for the terms set forth in the Rent Roll attached as Exhibit C-1, in form as set forth herein. An "Approved Lease" shall mean a lease which meets all of the following requirements:

        (a)     The lease must be in form and substance satisfactory to Lender.

        (b)     The tenant thereunder must be satisfactory to Lender.

        (c) The tenant and their guarantors are solvent and not subject to any bankruptcy, insolvency or reorganization proceedings, or any FDIC or FSLIC proceedings, investigations or reviews.

        (d) The lease must be in full force and effect with the tenant in occupancy of the premises and paying rent on a current basis with no offsets or defenses; there must be no prepayment of rent other than as provided in the Lease; the landlord and tenant must not be in default in any of their obligations under such lease.

Rental concessions such as free rent, above standard tenant improvements, moving allowances, lease buyouts, or any other monetary tenant inducement must be noted on the Rent Roll. On the Closing Date, Borrower shall deliver a Rent Roll certified by Borrower to be true and complete.

Estoppels: Not less than five (5) days prior to closing Borrower will furnish Lender with lease ratification agreements executed by both the tenant and the landlord under all leases. Each ratification agreement is to be satisfactory to Lender dated within forty-five (45) days of closing, and substantially in the form attached hereto as Exhibit E-2 with such additions and modifications as Lender shall require or approve.

Subordination, Non-Disturbance and Attornment: All leases must be subordinate to the lien of the Mortgage unless Lender may otherwise specify; Lender may require that specific leases be made superior to the lien of the Mortgage and that certain provisions of such superior leases be made subject to the lien of the Mortgage. Lender shall require the execution of subordination, attornment and non-disturbance agreements substantially in the form attached hereto as Exhibit E-3 from all tenants unless specifically waived by Lender. The loan documents shall permit Lender to require subordination, non-disturbance and attornment agreements for all leases executed during the Term.


                                                                    May 30, 1997

Assignment of Leases: Lender will receive an assignment of lessor's interest in leases which shall be in form and substance satisfactory to Lender and shall provide Lender with a perfected first lien security interest in all rents, royalties, issues, profits, license fees, concession fees, lease termination fees, option payments, reimbursements, charges, deposits, and other revenues of every kind and nature or due by virtue of the leases (collectively, the "Rents"). Lender will be authorized to notify tenants of the existence of such assignment, but Lender will not exercise its right to collect Rents unless a default occurs in the Loan.

Lease Approval After Closing Date: After the Closing Date, all leases and sub-leases (and any amendments, modifications, extensions or renewals thereof) executed after the Closing Date must be submitted to Lender for prior written approval, and Borrower shall promptly deliver to Lender a fully-executed copy of all such approved leases.

Notwithstanding the foregoing, for so long as there is no event of default under any of the loan documents, Lender shall waive its requirement to receive and approve all leases and subleases (and any amendments, modifications, extensions or renewals thereof) by separate agreement provided the following requirements are met ("Approval Waiver Requirements"):

        (a) The lease covers an area no greater than 10,000 square feet of net rentable area;

        (b) The lease is written on a standard form of lease which Lender has previously approved in writing with no material changes;

        (c) The length of the lease term is not less than one (1) year and no greater than ten (10) years, including any renewal or extension options;

        (d) The effective rent provided for over the lease term is consistent with the then current market effective rent of comparable space in competitive properties. The schedule of rent shall not decline over the lease term, including any extension. At Lender's option, an effective rent schedule shall be provided by borrower annually for written approval by Lender;

        (e) The lease does not (a) grant the tenant any purchase option or right of first refusal to purchase the property, (b) grant the tenant any interest in the ownership of the Real Property or provide any incentives equivalent to an ownership interest in the Real Property, or (c) otherwise contain terms that would cause a material impairment of Lender's security;

        (f) The lease does not provide for the payment for tenant improvement work or leasing commissions at any time other than at commencement of the lease;

        (g) The lease shall be an arms length transaction and not be to Borrower, an affiliate of Borrower, or a creditor of Borrower and the Borrower shall not assign any portion of the rental to any third party.


Notwithstanding the Approval Waiver Requirements set forth above, Lender agrees to conditionally modify subsection (a ) above by increasing the square footage requirement to 25,000 square feet, provided that all other requirements of subsections (b) through (i) are met. Borrower acknowledges that Lender will from time to time review and evaluate the status of the Loan and that Lender shall retain the right, in its sole discretion, to re-instate the lower square


                                                                    May 30, 1997
footage requirement at any time and for any reason. Upon Borrower's receipt of Lender's notice to reinstate the lower square footage requirement, the square footage requirement shown in subsection (a) above shall be immediately reinstated


                                                                    May 30, 1997

                                   EXHIBIT C-1


                                    RENT ROLL


                                                  Annual     Rent     Termination                Landlord    Tenant
        Initial Lease  Commencement  Expiration  Minimum  Escalation   or Renewal     Rental     Security  Improvement    Lease
Tenant      Term           Date         Date      Rental  Provisions    Options    Concessions*  Deposit     Costs      Commissions
-----------------------------------------------------------------------------------------------------------------------------------

SEE ATTACHED


* Rental concessions include but are not limited to such concessions as free rent, above standard improvements, moving allowances or any other monetary tenant lease inducement.


                                                                    May 30, 1997

                                   EXHIBIT D


                            FORM OF LETTER OF CREDIT


(Issuing Bank's Letterhead)

Beneficiary - CIGNA Investments, Inc.

Irrevocable Credit No.: __________________________

             Date: ___________________________

Gentlemen:

For the account of (Borrower), we hereby authorize you or your transferee to draw on us at sight up to an aggregate amount of $_________________ *U.S.).

This credit is irrevocable, unconditional and transferable. This credit may be transferred without charge one or more times upon receipt of your written instructions submitted in accordance with the attached transfer form.

Drafts drawn under this Credit must specify the number of this Credit and be presented at this office not later than (expiration date).

We agree that we will not be subrogated to your rights in any collateral held by you unless and until the loan in connection with which this Letter of Credit is issued has been paid in full.

This Credit sets forth in full the terms of our obligation to you, and such undertaking shall not in any way be modified or amplified by any agreement in which this Credit is referred to or to which this Credit relates, and any such reference shall not be deemed to incorporate herein by reference any agreement.

Drafts drawn under this Letter of Credit will be duly honored.


(Authorized Signature)

[Add the following if applicable] Any letter of credit submitted in connection with (choose all applicable: [tenant improvements] [rental achievement] [leasing] [as additional security]) shall contain an "evergreen clause" obligating the issuer to renew the letter of credit for one (1) year unless that issuer has notified Lender at least thirty (30) days in advance that it intends not to renew the letter of credit.

                                   EXHIBIT E-1

                            STANDARD CHECKLISTS/FORMS

         The following checklists and forms are incorporated as part of this
Agreement:

        1.      Survey Checklist

        2.      Lease Estoppel Certificate

        3.      Subordination, Non-Disturbance and Attornment Agreement.

                                          EXHIBIT E-2
[OFFICE AND INDUSTRIAL PROPERTIES]

                           LEASE ESTOPPEL CERTIFICATE

Landlord:

Tenant:

Tenant Trade Name:

Lender: Connecticut General Life Insurance Company
Premises:
Area:__________________________Sq. Ft.  Lease Date:_____________________

The undersigned Landlord and Tenant of the above-referenced lease (the "Lease") hereby ratify the Lease and certifies to Lender as mortgagee of the Real Property of which the premises demised under the Lease (the "Premises") is a part, as follows:

        1. That the term of the Lease commenced on___________________, 19__ and the Tenant is in full and complete possession of the premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by the original landlord and having been accepted by the Tenant.

        2. That the Lease calls for monthly rent installments of $__________________ to date and that the Tenant is paying monthly installments of rent of $________________ which commenced to accrue on the___________ day of____________, 19___.

        3. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month, there is no "free rent" or other concession under the remaining term of the lease and the rent has been paid to and including ________________,19___.

        4. That a security deposit in the amount $_____________ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

        5. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

        6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has: (initial one)

                [ ] not been amended, modified, supplemented, extended, renewed or assigned.


                                                                    May 30, 1997

                [ ] been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________
                ____________________________

        7. That the Lease provides for a primary term of ____________ months; the term of the Lease expires on the ____________ day of ___________, 19___; and that: _________ (initial all applicable subparagraphs)

                [ ] neither the Lease nor any of the documents listed above in Paragraph 6, (if any), contain an option for any additional term or terms or an option to terminate the Lease prior to the expiration date set forth above.

                [ ] the Lease and/or the documents listed above in Paragraph 6 contain an option for ___________ additional term(s) of ___________ year(s) and ___________ months(s) (each) at a rent to be determined as follows:
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________


                [ ] the Lease and/or the documents listed above in Paragraph 6 contain an option to terminate the lease prior to the date set forth above as follows:
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________
                ________________________________________________________________

        8. That Landlord has not rebated, reduced or waived any amounts due from Tenant under the lease, either orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

        9. That, to the best of Tenant's knowledge, there is no apparent or likely contamination of the Real Property of the Premises by Hazardous Materials, and Tenant does not use, nor has Tenant disposed of Hazardous Materials in violation of Environmental Laws on the Real Property or the Premises.

        10. That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

        11. That this certification is made knowing that Lender is relying upon the representations herein made.


                                                                    May 30, 1997

Tenant:                                  Landlord:


By: ________________________________     By: ________________________________
    Typed Name:                              Typed Name:
    Title:                                   Title:


Attest _____________________________
       Typed Name:
       Title:


Date: ________________________, 1996




                                                      Borrower's Initial________
                                                      Lender's Initial__________


                                                                    May 30, 1997

                                   EXHIBIT E-3
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name: _________________________________
Trade Name: __________________________________
Room/Unit No.: _______________________________


        THIS AGREEMENT is dated the _____ day of ________________, 19___, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut 06002, Attn: Real Estate Investment Services S-319 ("Mortgagee"),

_________________________________________________________,
d/b/a_____________________________________________________, having an address of
_________________________________________________________ ("Tenant"), and
_______________________________________________________, having an address of
_________________________________________________________ ("Landlord).

                                    RECITALS:

        A. Tenant has entered into a lease ("Lease") dated _____________________________, 19__ with _______________________ as lessor
("Landlord"), covering the premises known as ________________________ (the "Premises") within the property known as ________________________, more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

        B. Mortgagee has agreed to make or has made a mortgage loan in the amount of ________________________ to Landlord, secured by a mortgage of the Real Property (the "Mortgage"), and the parties desire to set forth their agreement herein.

        NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

        2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.


                                                                    May 30, 1997

        3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease.

        4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

                a. liable for any act or omission of any prior landlord (including Landlord);

                b. liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee;

                c. subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

                d. bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

                e. bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent;

                f. personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

                g. bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

        5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

        6. Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty
(30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

        7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by


                                                                    May 30, 1997

Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

        8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

        IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

Mortgagee:__________________           ___________________

                                       Date

By:_________________________

Its:________________________


Tenant:_____________________           ___________________

                                       Date

By:_________________________

Its:________________________


Landlord:___________________           ___________________

                                       Date

By:_________________________

Its:________________________


                                                                    May 30, 1997

                                  [CORPORATION]

[STATE OR COMMONWEALTH OF ___________]
                     :ss.
[COUNTY OF ____________]

        On this, the ___ day of ______________, before me, notary public, the undersigned officer, personally appears _____________, who acknowledged himself to be the ___________________ of ________________ , a corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.


                                         ______________________________
                                         Notary Public

My Commission Expires:


                                  [PARTNERSHIP]

STATE OF       )
               )
COUNTY OF      )

        On this _____ day of ________________ in the year ______ before me, ________________, a Notary Public of said State, duly commissioned and sworn, personally appeared _____________, known to me (or proved to me on the oath of ___________) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.


                                         ______________________________
                                         Notary Public in and for said State


                                                                    May 30, 1997

                            [CII ON BEHALF OF CGLIC]


STATE OF CONNECTICUT  )
                      )SS.
COUNTY OF HARTFORD    )


        On this ________ day of __________, 19__, personally appeared _______________ who acknowledged himself to be the _____________ of CIGNA Investments, Inc., a corporation, duty authorized to sign on behalf of ____________, a corporation, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation.

        IN WITNESS WHEREOF, I hereunto set my hand.


                                         ______________________________
                                         Notary Public
                                         My Commission Expires:


                                                                    May 30, 1997

                                    EXHIBIT A
                                   (SNDA-MTG)

                             Description of Premises





                                                                    May 30, 1997

                                    EXHIBIT P
                                  OP AGREEMENT












                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          PGP NORTHERN INDUSTRIAL, L.P.

                                TABLE OF CONTENTS


                                                                              Page
                                                                              ----

ARTICLE 1   DEFINED TERMS ....................................................   1

ARTICLE 2   ORGANIZATIONAL MATTERS ...........................................  13
      Section 2.1    Organization ............................................  13
      Section 2.2    Name ....................................................  13
      Section 2.3    Registered Office and Agent; Principal Office ...........  13
      Section 2.4    Power of Attorney .......................................  14
      Section 2.5    Term ....................................................  15

ARTICLE 3   PURPOSE ..........................................................  15
      Section 3.1    Purpose and Business ....................................  15
      Section 3.2    Powers ..................................................  16
      Section 3.3    Technical Revisions .....................................  16

ARTICLE 4   CAPITAL CONTRIBUTIONS ............................................  16
      Section 4.1    Initial Capital Contributions of the Partners ...........  16
      Section 4.2    Additional Capital Contributions by the
                     General Partner .........................................  18
      Section 4.3    Issuances of Additional Partnership Interests ...........  18
      Section 4.4    Preemptive Rights .......................................  20

ARTICLE 5   DISTRIBUTIONS ....................................................  21
      Section 5.1    Requirement and Characterization of Distributions .......  21
      Section 5.2    General Partner Election ................................  22
      Section 5.3    Amounts Withheld ........................................  22
      Section 5.4    Distributions Upon Liquidation ..........................  22
      Section 5.5    Other Assets Present ....................................  22
      Section 5.6    Seismic Costs ...........................................  23

ARTICLE 6   ALLOCATIONS ......................................................  23
      Section 6.1    Allocations of Net Income and Net Loss ..................  23
      Section 6.2    Other Allocations .......................................  25

ARTICLE 7   MANAGEMENT AND OPERATIONS OF BUSINESS ............................  25
      Section 7.1    Management ..............................................  25
      Section 7.2    Limitations on General Partner ..........................  29
      Section 7.3    Certificate of Limited Partnership ......................  30
      Section 7.4    Management Fee and Reimbursement of the
                     General Partner .........................................  31
      Section 7.5    Outside Activities of the General Partner ...............  33
      Section 7.6    Contracts with Affiliates ...............................  33
      Section 7.7    Indemnification .........................................  34
      Section 7.8    Liability of the General Partner ........................  36
      Section 7.9    Other Matters Concerning the General Partner ............  37

                                                                              Page
                                                                              ----

                     Partner .................................................  37
      Section 7.10   Title to Partnership Assets .............................  38
      Section 7.11   Reliance by Third Parties ...............................  38

ARTICLE 8   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS .......................  39
      Section 8.1    Limitation of Liability .................................  39
      Section 8.2    Management of Business ..................................  39
      Section 8.3    Outside Activities of Limited Partners ..................  39
      Section 8.4    Return of Capital .......................................  40
      Section 8.5    Rights of Limited Partners Relating to the Partnership ..  40
      Section 8.6    No Redemption Right .....................................  41
      Section 8.7    Representations and Warranties ..........................  41

ARTICLE 9   BOOKS, RECORDS, ACCOUNTING AND REPORTS ...........................  43
      Section 9.1    Records and Accounting ..................................  43
      Section 9.2    Fiscal Year .............................................  43
      Section 9.3    Reports .................................................  43

ARTICLE 10  TAX MATTERS ......................................................  44
      Section 10.1   Preparation of Tax Returns ..............................  44
      Section 10.2   Tax Elections ...........................................  44
      Section 10.3   Tax Matters Partner .....................................  45
      Section 10.4   Organizational Expenses .................................  46
      Section 10.5   Withholding .............................................  46

ARTICLE 11  TRANSFERS AND WITHDRAWALS ........................................  47
      Section 11.1   Transfer ................................................  47
      Section 11.2   Transfer of the General Partner's Partner
                     Interest and Limited Partner Interest ...................  48
      Section 11.3   Limited Partners' Rights to Transfer ....................  48
      Section 11.4   Substituted Limited Partners ............................  50
      Section 11.5   Assignees ...............................................  51
      Section 11.6   General Provisions ......................................  51
      Section 11.7   No Exchange .............................................  52

ARTICLE 12  ADMISSION OF PARTNERS ............................................  52
      Section 12.1   Admission of Successor General Partner ..................  52
      Section 12.2   Admission of Additional Limited Partners ................  53
      Section 12.3   Amendment of Agreement and Certificate
                     of Limited Partnership ..................................  53

ARTICLE 13  DISSOLUTION, LIQUIDATION AND TERMINATION .........................  54
      Section 13.1   Dissolution .............................................  54
      Section 13.2   Winding Up ..............................................  55
      Section 13.3   Compliance with Timing Requirements of Regulations ......  57
      Section 13.4   Deemed Distribution and Re-contribution .................  57
      Section 13.5   Rights of Limited Partners ..............................  57
      Section 13.6   Notice of Dissolution ...................................  58

                                                                              Page
                                                                              ----

      Section 13.7   Termination of Partnership and Cancellation
                     of Certificate of Limited Partnership ...................  58
      Section 13.8   Reasonable Time for Winding-Up ..........................  58
      Section 13.9   Waiver of Partition .....................................  58

ARTICLE 14  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS .....................  58
      Section 14.1   Amendments ..............................................  58
      Section 14.2   Meetings of the Partners ................................  60

ARTICLE 15  GENERAL PROVISIONS ...............................................  61
      Section 15.1   No Assurances ...........................................  61
      Section 15.2   Addresses and Notices ...................................  62
      Section 15.3   Titles and Captions .....................................  62
      Section 15.4   Pronouns and Plurals ....................................  62
      Section 15.5   Further Action ..........................................  62
      Section 15.6   Binding Effect ..........................................  62
      Section 15.7   Creditors ...............................................  62
      Section 15.8   Waiver ..................................................  63
      Section 15.9   Counterparts ............................................  63
      Section 15.10  Applicable Law ..........................................  63
      Section 15.11  Invalidity of Provisions ................................  63
      Section 15.12  Entire Agreement ........................................  63
      Section 15.13  No Rights as Shareholders ...............................  63
      Section 15.14  Venue ...................................................  64

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          PGP NORTHERN INDUSTRIAL, L.P.


        THIS AGREEMENT OF LIMITED PARTNERSHIP OF PGP NORTHERN INDUSTRIAL, L.P. (this "Agreement"), dated as of 1997, is entered into by and between Pacific Gulf Properties Inc., a Maryland corporation, as the sole general partner (the "General Partner"), and Eden Plaza Associates, LLC, a California limited liability company ("Eden"), as the initial "Original Limited Partner" (as hereafter defined).

        WHEREAS, the General Partner and Eden desire to form a Delaware limited partnership (the "Partnership") pursuant to this Agreement of Limited Partnership and the "Act" (as hereinafter defined);

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

        The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

        Section 1.1 "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

        Section 1.2 "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.3 hereof and who is shown as such on the books and records of the Partnership.

        Section 1.3 "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership taxable year: (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

        Section 1.4 "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership taxable year.

        Section 1.5 "Adjusted Property" means any property, the Carrying Value of which has been adjusted pursuant to Exhibit "B" hereof.

        Section 1.6 "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person; (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests; or (iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), and (iii) above.

        Section 1.7 "Agreed Value" means: (i) in the case of any Contributed Property set forth on Exhibit "D" and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit "D";
(ii) in the case of any Contributed Property not set forth in Exhibit "D" and as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (iii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder.

        Section 1.8 "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

        Section 1.9 "Assignee" means a Person to whom one or more Limited Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

        Section 1.10 "Available Cash" means, with respect to any period for which such calculation is being made, (i) the sum of:

         (a) the Partnership's gross revenues for such period from all sources related to the operation of the Partnership assets (excluding the proceeds of the sale or financing of Partnership assets); and

         (b) the amount of any reduction during such period in the reserves of the Partnership referred to in clause (ii)(d) below (including, without limitation, reductions resulting from the General Partner's determination that such amounts are no longer necessary);

        (ii) less the sum of:

         (a) all payments made by the Partnership during such period on Partnership debts;

         (b) all costs and expenses of operating the Partnership and owning, operating, maintaining, repairing, improving, acquiring and selling Partnership assets paid during such period;

         (c) to the extent not already including in clause (ii)(b) above, any management fee paid during such period pursuant to Section 7.4; and

         (d) the amount of any reserves and other cash or similar balances (including, but not limited to, reserves for working capital, reserves, debt service, property taxes, insurance and capital improvements reserves) set aside during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion.

        Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

        Additionally, if and after the Partnership acquires NonOriginal Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then for purposes of determining distributions of Available Cash to the Original Limited Partners and their heirs, successors and assigns under the terms of this Agreement, Available Cash shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets, and shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto. (Without limiting the foregoing, Available Cash shall not take into account any items referred to in Paragraph 1.10(ii) which were not incurred or otherwise attributable to the Original Limited Partner Related Assets.)

        Section 1.11 "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit "B" and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

        Section 1.12 "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized or required by law to close.

        Section 1.13 "Capital Account" means the Capital Account maintained for a Partner pursuant to Exhibit "B" hereof.

        Section 1.14 "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Article 4 hereof.

        Section 1.15 "Carrying Value" means: (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts following the contribution of or adjustment with respect to such property; and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit "B" hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

        Section 1.16 "Certificate" means a Certificate of Limited Partnership relating to the Partnership filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

        Section 1.17 "Cigna Debt" shall have the meaning given thereto in the Master Contribution Agreement.

        Section 1.18 "Closing" shall have the meaning given thereto in the Master Contribution Agreement.


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
        Section 1.19 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provisions of future law.

        Section 1.20 "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2 hereof.

        Section 1.21 "Contributed Property" means each property or other asset, in such form as may be permitted by the Act (but excluding cash), contributed or deemed contributed to the Partnership (including deemed contributions to the Partnership on termination pursuant to Section 708 of the Code) . Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit "B" hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit "B" hereof, but shall be deemed an Adjusted Property for such purposes.

        Section 1.22 "Current Year Deficit" means with respect to any calendar year, the amount, if any, by which the aggregate cash dividend paid to the common shareholders of the General Partner on account of one share of common stock of the General Partner for such calendar year exceeds the aggregate cash distributed to the Limited Partners pursuant to Sections 5.1A(1) and 5.1A(2) on account of one Limited Partnership Unit for such calendar year. A Current Year Deficit for any calendar year shall not carry forward or be used in calculating the Current Year Deficit for any subsequent calendar year.

        Section 1.23 "Depreciation" means, for each taxable year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

        Section 1.24 "Eden" shall mean Eden Plaza Associates, LLC, a California limited liability company.

        Section 1.25 "Effective Date" shall mean the date of the Closing.


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
        Section 1.26 "Equity Affiliate" means any Subsidiary of the General Partner, and any entity in which the General Partner has a direct or indirect equity interest.

        Section 1.27 "Excess Distributions" means distributions to a Limited Partner for all periods in excess of allocations of Net Income to the Limited Partner for all periods pursuant to Sections 6.1B(2), (3) and (4) .

        Section 1.28 "Exchange Rights Agreement" means that certain Exchange Rights Agreement entered into concurrently herewith by and between the Partnership, the General Partner, and Eden concurrently herewith.

        Section 1.29 "General Partner" shall mean Pacific Gulf Properties Inc., a Maryland corporation, or any successor general partner of the Partnership in compliance with this Agreement.

        Section 1.30 "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner.

        Section 1.31 "General Partner Security Rights" has the meaning set forth in Section 4.3B.

        Section 1.32 "Incapacity" or "Incapacitated" means: (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when: (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any


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
substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect which has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator which has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

        Section 1.33 "Indemnitee" means any Person made a party to a proceeding by reason of (i) his status as the General Partner, an Affiliate of the General Partner, or as a director, officer, employee, partner, agent or representative of the General Partner or an Affiliate of the General Partner, or (ii) his or its liabilities pursuant to a loan guarantee or otherwise for or as a result of any indebtedness or obligation of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness or obligation which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to).

        Section 1.34 "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

        Section 1.35 "Limited Partner" means any Person named as a Limited Partner on Exhibit "A" attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner of the Partnership.

        Section 1.36 "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership. A Limited Partner Interest may be expressed as a number of Limited Partnership Units.

        Section 1.37 "Limited Partner Percentage Interest" means, as to a Limited Partner, its interest in the Partnership relative to all other Limited Partners, as determined by dividing the Limited Partnership Units owned by such Limited Partner by the total number of Limited Partnership Units then outstanding and as specified in Exhibit "A" attached hereto, as such Exhibit may be amended from time to time.

        Section 1.38 "Limited Partnership Unit" means a fractional, undivided share of the Limited Partnership Interests of all Limited Partners issued pursuant to Article 4 hereof. The number of Limited Partnership Units outstanding and the Limited Partner Percentage Interest represented by such Limited Partnership Units are set forth in Exhibit "A" attached hereto, as such Exhibit may be amended from time to time. The ownership of Limited Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Limited Partnership Units shall be uncertificated securities. If the General Partner elects to evidence the Limited Partnership Units with a certificate, such certificate may be imprinted with a legend setting forth such restrictions placed on the units as specified in this Agreement and such restrictions will be binding upon all holders of the certificate along with the terms and conditions set forth in this Agreement.

        Section 1.39 "Liquidation Event," has the meaning set forth in Section 13.1.

        Section 1.40 "Liquidator" has the meaning set forth in Section 13.2.

        Section 1.41 "Management Agreement" means a Property Management. Agreement between the Partnership and the General Partner or an Affiliate of the General Partner substantially in the form of Exhibit "E" attached hereto.

        Section 1.42 "Master Contribution Agrreement" means that certain Master Contribution Agreement by and between the General Partner and Eden providing for the formation of this Partnership and the contributions of cash by the General Partner and the Original Properties by Eden.

        Section 1.43 "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit "B".

        Additionally, if and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then for purposes of determining allocations of Net Income to the Original Limited Partners and their heirs, successors and assigns under this Agreement, Net Income shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets and the ownership and operation thereof, and shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto.


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
        Section 1.44 "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit "B".

        Additionally, if and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then for purposes of determining allocations of Net Loss to the Original Limited Partners and their heirs, successors and assigns under this Agreement, Net Loss shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets and the ownership and operation thereof, and shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto.

        Section 1.45 "No Exchange Period" shall have the meaning given thereto in the Exchange Rights Agreement.

        Section 1.46 "Non-Original Limited Partner Related Assets" means all of the real properties and all other assets and property of the Partnership other than such as constitute "Original Limited Partner Related Assets" (as defined below).

        Section 1.47 "Nonrecourse Built-in-Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit "C" if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

        Section.1.48 "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

        Section 1.49 "Nonrecourse Liability" has the meaning set forth in Regulations Section 1.752-1(a)(2).


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
        Section 1.50 "No Sale Period" means the period from the date hereof to the date which is four (4) years after the Effective Date.

         Section 1.51 "Original Limited Partners" means the parties listed on Exhibit "A" as attached hereto at the time of the initial execution and delivery of this Agreement, without regard to any subsequent changes to said Exhibit, and with respect to any such parties which are partnerships or limited liability companies, the partners or members, directly or indirectly, of such partnerships or limited liability companies (or the partners or members thereof) if and when the Limited Partnership Units received by such partnerships or limited liability companies under the Master Contribution Agreement are distributed by such partnerships or limited liability companies to such partners or members and the provisions of Section 11.3, below, have been satisfied.

        Section 1.52 "Original Limited Partner Related Assets" means all of the real properties and all other assets and property contributed, assigned, transferred or conveyed to the Partnership in connection with the transactions contemplated by the Master Contribution Agreement, together with all other assets and properties acquired, owned, or used by the Partnership in any way relating thereto, as well as all replacements thereof and substitutions therefor.

        Section 1.53 "Original Property" or "Original Properties" means the "Property" or "Properties" (as defined in the Master Contribution Agreement), together with all other assets and properties contributed to the Partnership by Eden pursuant to the terms and provisions of the Master Contribution Agreement.

        Section 1.54 "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and all Limited Partners collectively.

        Section 1.55 "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

        Section 1.56 "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

        Section 1.57 "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2)


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
        Section 1.58 "Partnership" means the limited partnership formed under this Agreement and any successor thereto.

        Section 1.59 "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner, and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

        Section 1.60 "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

        Section 1.61 "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to
Article 5 hereof with respect to a calendar quarter, which record date shall be the same as the record date established by the General Partner for the making of dividend distributions to its shareholders on account of their common stock holdings in the General Partner with respect to the same calendar quarter.

        Section 1.62 "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

        Section 1.63 "Person" means an individual or a corporation, partnership, trust, limited liability company, unincorporated organization, association or other entity.

        Section 1.64 "Plan" means any plan or arrangement, whether or not approved by shareholders or partners, and whether formal or informal, utilized by the General Partner to provide incentives, benefits or other compensation to its employees, consultants or advisors, or the employees, consultants or advisors of any Equity Affiliate.

        Section 1.65 "Recapture Income" means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

        Section 1.66 "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

        Section 1.67 "REIT" means a real estate investment trust under Section 856 of the Code.


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
        Section 1.68 "REIT Share" shall mean a share of common stock of the General Partner, par value $.01 per share.

        Section 1.69 "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B.1(a) or 2.B.2(a) of Exhibit "C" to eliminate Book-Tax Disparities.

        Section 1.70 "Securities Act" shall mean the Securities Act of 1933, as amended.

        Section 1.71 "704(c) Value" of any Contributed Property means the value of such property as set forth in Exhibit "D", or if no value is set forth in Exhibit "D", the fair market value of such property or other consideration at the time of contribution, as determined by the General Partner using such reasonable method of valuation as it may adopt. Subject to Exhibit "B" hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

        Section 1.72 "Seismic Costs" means all costs and expenses paid or incurred by the Partnership or the General Partner on or after the Closing to repair, retrofit or upgrading the Original Properties to cause the Original Properties to be in compliance with all federal, state, county and city statutes, laws, ordinances, orders, rules and regulations related to seismic safety and compliance as such statutes, laws, ordinances, orders, rules and regulations existed as of the Closing; provided, however, that the total amount of all Seismic Costs shall not exceed $200,000.

        Section 1.73 "Subscription Documents" means those certain "Subscription Documents for OP Units in the Partnership" executed and delivered by the Original Limited Partners concurrently herewith.

        Section 1.74 "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

        Section 1.75 "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

        Section 1.76 "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the


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
excess, if any, of (i) the fair market value of such property (as determined under Exhibit "B" hereof) as of such date, over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit "B" hereof) as of such date.

                                    ARTICLE 2

                             ORGANIZATIONAL MATTERS

        Section 2.1 Organization

        The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

        Section 2.2 Name

        The name of the Partnership shall be PGP Northern Industrial, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time, and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

        Section 2.3    Registered Office and Agent; Principal Office

        The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The principal office of the Partnership shall be c/o Pacific Gulf Properties Inc., 4220 Von Karman, Second Floor, Newport Beach, California 92660-2002, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.


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
        Section 2.4 Power of Attorney

        A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

         (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices: (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatement thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof or the Capital Contribution of any Partner; (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interest; and (f) any and all financing statements, continuation statements and other documents necessary or desirable to create, perfect, continue or validate the security interest granted by a Limited Partner pursuant to Section 10.5 of this Agreement or to exercise or enforce the Partnership's rights with respect to such security interest; and

         (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except


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
in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

        B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's Assignee's Limited Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney in accordance with the provisions of this Agreement. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

        Section 2.5 Term

        The term of the Partnership shall commence on the Effective Date and shall continue until December 31, 2097, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    ARTICLE 3

                                     PURPOSE

        Section 3.1 Purpose and Business

        The purpose and nature of the business to be conducted by the Partnership is: (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge the General Partner's current status as a REIT inures to the benefit of all of the Partners and not solely the General Partner.

        Section 3.2 Powers

        The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion: (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT; (ii) could subject the General Partner to any additional taxes under
Section 857 or Section 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

        Section 3.3 Technical Revisions

        The Limited Partners agree to, and the General Partner is hereby authorized to make, any modifications or amendments to this Agreement that may be necessary for the General Partner to maintain its status as a real estate investment trust or in order for it to avoid a penalty or tax; provided, however, that such modification or amendment does not materially alter or affect adversely any Limited Partner's rights, duties, or obligations under this Agreement.

                                    ARTICLE 4

                              CAPITAL CONTRIBUTIONS

        Section 4.1 Initial Capital Contributions of the Partners

        A.(1) Concurrently with the Closing, the General Partner shall contribute to the Partnership cash up to, but not exceeding, a maximum of $4,000,000, as described and in accordance with the terms, provisions, and conditions of the Master Contribution Agreement as necessary for the purposes of paying down and/or restructuring the Cigna Debt.

         (2) Concurrently with the Closing, the General Partner shall pay or credit Eden with the "Commissions" and "Qualifying Eden Closing Costs" (pursuant to and as defined in the Master Contribution Agreement). The Commissions and Qualifying Eden

Closing Costs paid or credited to Eden by the General Partner shall constitute Capital Contributions by the General Partner.

         (3) Concurrently with the Closing, the General Partner shall contribute to (or pay on behalf of) the Partnership or the General Partner the cash necessary to pay the transaction costs, closing costs and prorations to be paid by the Partnership or the General Partner or which are designated as Partnership or General Partner expenses pursuant to the Master Contribution Agreement. The amounts so contributed or paid by the General Partner shall constitute Capital Contributions by the General Partner.

        B. Concurrently with the Closing, Eden shall transfer, assign, convey, and deliver all right, title, and interest in and to the real properties, improvements, and other assets relating to the Original Properties as described and in accordance with the terms, provisions, and conditions of the Master Contribution Agreement. As stated therein, the Original Properties shall be subject to debt in an amount no less than $12,000,000 (including holdbacks as described therein) at the Closing, $12,000,000 of which shall be guaranteed by Eden, but without recourse to the partners or members of Eden; provided, however, that nothing contained herein shall preclude amortization of such debt in accordance with the applicable loan documents. The Agreed Value of the Original Properties is set forth on Exhibit "D". The Capital Contribution of the Original Limited Partners to the Partnership shall be equal to the Agreed Value of the Original Properties. The number of Limited Partnership Units issued to the Original Limited Partners on account of such Capital Contribution shall be equal to the Agreed Value of the Original Properties divided by the "PGP Share Price" (as defined in the Master Contribution Agreement).

        C. In consideration of their initial Capital Contributions, the Limited Partners shall receive Limited Partnership Units in the amounts set forth on Exhibit "A", and such amounts shall represent the initial Limited Partner Percentage Interests shown on said Exhibit. The Limited Partner Percentage Interests shall be adjusted in Exhibit "A" from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Limited Partnership Units (pursuant to any merger or otherwise), or similar or other events having an effect on any Limited Partner's Limited Partner Percentage Interest. Except as provided hereinabove and as expressly provided in Sections 4.3 and 10.5, the Partners shall have no obligation whatsoever to make any additional or further Capital Contributions, loans, or advances of any kind to the Partnership, or to in any way finance the operation of the Partnership or any of the debt or obligations of the Partnership.

        D. Except as provided in Section 13.3 of this Agreement and as otherwise expressly provided herein, the Capital Contribution of each Partner will be returned to that Partner


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
only in the manner and to the extent provided in Article 5 and Article 13 hereof, and no Partner may withdraw from the Partnership or otherwise have any right to demand or receive the return of its Capital Contribution to the Partnership, except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as specifically provided herein. No Partner shall be entitled to interest on any Capital Contribution or Capital Account. The General Partner shall not be liable for the return of any portion of the Capital Contribution of any Limited Partner, and the return of such Capital Contributions shall remain solely from Partnership assets.

        E. No Limited Partner shall have any further personal liability-to contribute money to, or in respect of, the liabilities or the obligations of the Partnership, nor shall any Limited Partner be personally liable for any obligations of the Partnership, except as otherwise provided in this Agreement or in the Act. No Limited Partner shall be required to make any contributions to the capital of the Partnership other than as expressly, provided in this Agreement.

        Section 4.2 Additional Capital Contributions by the General Partner

        From time to time at or following the Closing, the General Partner may, but shall not be obligated to, contribute additional capital to the Partnership to pay for any and all costs and expenses of (a) operating the Partnership and
(b) owning, operating, maintaining, repairing, improving, acquiring and selling both Original and Non-Original Limited Partner Related Assets, including but not limited to Seismic Costs and any other Capital Contributions made to correct or repair any items of seismic compliance, deferred maintenance and capital improvements to the Original Properties.

        Section 4.3 Issuances of Additional Partnership Interests

        A. The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Limited Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including, rights, powers and duties senior to the Limited Partners (including the Original Limited Partners and their heirs, successors and assigns), except that, notwithstanding the foregoing, with respect to the Original Limited Partners Related Assets, any such additional Limited Partnership Units or Partnership Interests shall, if at all, only carry or give to their holders rights to receive distributions (as to amount, timing, and priority) junior to the rights of the Original Limited Partners as set forth in this Agreement with respect to the Original Limited Partners Related Assets unless and until (and not before) the General Partner has made the election provided for in Section 5.2 of this Agreement. Following the making of such election, the rights as to distributions pertaining to such additional Limited Partnership Units or Partnership Interests may be equal or junior to those of the Original Limited Partners and their heirs, successors and assigns. Subject to the foregoing, the rights, privileges, benefits, burdens, and restrictions relating to any such additional Limited Partnership Units or Partnership Interests shall be determined by the General Partner in its sole and absolute discretion (but without creating different priorities as between the Limited Partner Interests and the General Partner Interests received by the General Partner and the Original Limited Partners in connection with the contributions provided for under the Master Contribution Agreement), subject to Delaware law, including, without limitation: (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Limited Partnership Units or other Partnership Interests shall be issued to the General Partner, as the General Partner, or a Limited Partner, or to an Affiliate of either the General Partner or a Limited Partner, unless the additional Partnership Interests are issued for a fair economic consideration determined at the time of or within ninety (90) days prior to the issuance, or unless the issuance of such additional Partnership Interests is otherwise permitted under the terms and provisions of this Agreement. A determination by an independent investment banker or financial advisor that the consideration paid or proposed to be paid by the General Partner in this regard is a fair economic consideration, or is otherwise fair from a financial point of view, to the Partnership shall be conclusive and binding upon all parties hereto for all purposes, and shall constitute a conclusive, non-rebuttable presumption that the consideration so paid represented fair, good faith, and proper action by the General Partner with the Partnership as concerns the General Partner's dealings and transactions with the Partnership in relation to such issuance.

        B. If the General Partner makes the election provided for in Section 5.2 of this Agreement, then thereafter the General Partner shall be authorized at any time, in its sole discretion, and without the need for any vote, consent or approval from, or consultation with, any Limited Partner, and further without the need for any appraisal, valuation, or any other analysis or evaluation of any property, assets, rights, debts, liabilities, obligations, claims, title, encumbrances, or any other matters of any sort from any person, to contribute, assign, convey, and transfer all, but not less than all, of the General Partner's rights, title, claims, interests, debts, duties, liabilities, and


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
obligations, in, to, and relating to all, but not less than all, of the General Partner's assets, properties, debts, liabilities, and obligations (excluding the General Partner's rights, title, claims, interests, debts, duties, liabilities, and obligations in, to, and relating to its interest in the Partnership, and also excluding same as such relates to any other entity in which the General Partner has an interest but which does not own a direct or indirect interest in real property) to the Partnership. In exchange therefor, the Partnership shall immediately issue to the General Partner (A) that number of Limited Partnership Units equal to the number of the outstanding shares of common stock of the General Partner at the time of such contribution by the General Partner to the Partnership, and (B) options, warrants, and other rights to acquire additional Limited Partnership Units in the Partnership and other securities of the Partnership on a unit-for-unit basis equivalent to, and on the same terms and conditions as, all options, warrants, and other rights and securities issued and then outstanding ("General Partner Security Rights") with regard to any shares of capital stock or other securities of any kind of the General Partner then or thereafter issued. After consolidation of the General Partner's affairs into the Partnership as described in this Section, upon the exercise by any holder of any General Partner Security Rights and the General Partner's issuance of its securities to the exercising party with respect thereto, or the issuance of any other securities of the General Partner, the General Partner promptly shall contribute to the Partnership any consideration received upon such exercise (net of all costs, fees, expenses, and commissions relating thereto), and the Partnership shall thereupon issue to the General Partner an equivalent number of Limited Partnership Units (in the case of issuances by the General Partner of shares of its common stock) or an equivalent number of other interests in the Partnership which have parallel and comparable rights and privileges to the rights and privileges of the securities issued by the General Partner (in the case of issuances by the General Partners other than shares of its common stock.)

        Section 4.4 Preemptive Rights

        Only the General Partner shall have the right to make the additional Capital Contributions described in Section 4.2. Except as provided in Section
4.2 hereof, no Person shall have any preemptive, preferential or other similar right with respect to: (i) the making of additional Capital Contributions or loans to the Partnership; or (ii) the issuance or sale of any Limited Partnership Units or other Partnership Interests.


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
                                    ARTICLE 5

                                  DISTRIBUTIONS

        Section 5.1 Requirement and Characterization of Distributions

        A. Subject to Section 5.6, on or before ninety (90) days after the end of each calendar quarter the General Partner shall distribute to the Partners who are partners on the Partnership Record Date for such calendar quarter an amount equal to 100% of the Available Cash for such calendar quarter in the following order of priority:

         (1) First, to the Limited Partners pro rata in accordance with their respective Limited Partner Percentage Interests, until such time as the distribution made pursuant to this Section 5.1A(1) on account of each Limited Partnership Unit held by a Limited Partner for the calendar quarter in which the distributions are made equals the cash dividend paid to the common shareholders of the General Partner on account of one share of common stock of the General Partner for such calendar quarter;

         (2) Second, if there then exists a Current Year Deficit, to the Limited Partners pro rata in accordance with their respective Limited Partner Percentage Interests until such time as the distribution made pursuant to this Section 5.1A(2) eliminates the Current Year Deficit; provided, however, that if Available Cash is not sufficient to eliminate the Current Year Deficit for the calendar year on account of which the distributions are made, any remaining Current Year Deficit shall not be carried forward and shall be disregarded in determining distributions to be made pursuant to this Section 5.1A in subsequent quarters; and

         (3) Thereafter, to the General Partner.

        B. Distributions made pursuant to this Section 5.1 shall be made in the foregoing order of priority, with all Available Cash being distributed at the highest level of priority until that level of priority is completely satisfied before any Available Cash is distributed at a lower level of priority, and distributions at a lower level of priority not being made or being only partially made if Available Cash is insufficient therefor.

        C. Anything contained herein to the contrary notwithstanding, the quarterly distribution of Available Cash made on account of each Limited Partnership Unit for the calendar quarter which contains the Effective Date shall not exceed the dividend paid to common shareholders of the General Partner on account of a share of common stock of the General Partner for the calendar quarter which contains the Effective Date, multiplied by


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
a fraction (x) the numerator of which is the number of days from and including the Effective Date to and including the last day of such calendar quarter, and
(y) the denominator of which is the total number of days in such calendar quarter.

        Section 5.2 General Partner Election

        The General Partner may elect, at any time, in its sole and absolute discretion, to have all future calculations of Available Cash based upon all Partnership assets without distinction between Original and Non-Original Limited Partner Related Assets, and to have all future distributions to Limited Partners made pursuant to the following terms in lieu of the terms of Section 5.1 (an election under this Section, once made, shall be irrevocable):

         A. First, the General Partner shall make distributions or payments to the Limited Partners regardless of the availability or amount of Available Cash, in an amount, on account of each Limited Partnership Unit held by a Limited Partner for the calendar quarter in which the distributions are made, equal to the cash dividend paid to the common shareholders of the General Partner on account of one share of common stock of the General Partner for such calendar quarter; and

         B. Thereafter, to the General Partner.

        Section 5.3 Amounts Withheld

        All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Sections 5.1 or 5.2 for all purposes under this Agreement.

        Section 5.4 Distributions Upon Liquidation

        Proceeds from a Liquidating Event, if any, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

        Section 5.5 Other Assets Present

        Notwithstanding the foregoing, if and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then distributions of Available Cash to the General Partner and the Original Limited Partners (and the Original Limited Partners' heirs, successors and assigns) under the terms of the foregoing shall be calculated and made only with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets. Distributions under the terms of the foregoing shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto, all of which shall be as separately determined by the General Partner in its sole and absolute discretion.

        Section 5.6 Seismic Costs

        Anything contained herein to the contrary notwithstanding, from the amounts otherwise distributable to the Original Limited Partners pursuant to Sections 5.1A(1), 5.1A(2) and 5-2A, the General Partner shall instead pay or establish a reserve to pay (or to reimburse the General Partner to the extent the General Partner has paid) the Seismic Costs. The amount so reserved or paid (or reimbursed to the General Partner) in each calendar quarter shall equal the greater of either (a) $25,000; or (b) the amount which, when added to all amounts previously reserved or paid (or reimbursed to the General Partner) equals the total amount of all Seismic Costs incurred by the Partnership and the General Partner to the date of such quarterly distribution. The Seismic Costs shall be incurred and paid (or reimbursed to the General Partner) in such order as the General Partner may determine in its sole and absolute discretion. No amounts shall be distributed to the Limited Partners pursuant to Sections 5.1A(1), 5.1A(2) or 5.2A unless and until the full amount set forth in the second sentence of this Section 5.6 has been reserved or paid (or reimbursed to the General Partner) in full. Nevertheless, all amounts on account of Seismic Costs which would otherwise have been distributed to the Limited Partners but for the provisions of this Section 5.6 shall be treated as having been distributed to the Limited Partners pursuant to Sections 5.1A(1), 5.1A(2) or 5.2 for all purposes under this Agreement. When all Seismic Costs have been paid (or reimbursed to the General Partner) in full, any funds remaining in such Seismic Costs reserve shall be distributed to the Original Limited Partners pro rata in accordance with their respective Limited Partner Percentage Interests.


                                    ARTICLE 6

                                   ALLOCATIONS

        Section 6.1 Allocations of Net Income and Net Loss

        For purposes of maintaining the Capital Accounts and in determining the rights of the General and Limited Partners among


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
themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit "B" hereof) shall be allocated among the General and Limited Partners in each taxable year (or portion thereof) as provided herein below.

        A. Net Loss for a particular period shall be allocated as follows:

         (1) First, to the General and Limited Partners in proportion to and to the extent of their positive Capital Account balances, if any.

         (2) Second, to the Limited Partners, in proportion to and to the extent of, their respective aggregate Excess Distributions, until the amount allocated under this Section 6.1A(2) for the current fiscal year and all prior fiscal years equals the Excess Distributions of all Limited Partners.

         (3) Third, to the General Partner.

        B. Net Income for a particular period shall be allocated as follows:

         (1) First, to the Partners that have previously been allocated Net Loss pursuant to Section 6.1A in amounts and among such Partners in the reverse order (and in the corresponding amounts) of all Net Loss previously allocated to them until the amount of Net Income allocated pursuant to this Section 6.1B(1) equals the aggregate amount of all Net Loss theretofore allocated pursuant to
Section 6.1A.

         (2) Second, if applicable, to the Limited Partners in proportion to their respective Limited Partner Percentage Interests until the aggregate Net Income allocated pursuant to this Section 6.1B(2) for the current taxable period and all previous taxable periods equals the aggregate amount of Available Cash distributed to the Limited Partners pursuant to Section 5.1A(1).

         (3) Third, if applicable, to the Limited Partners in proportion to their respective Limited Partner Percentage Interests until the aggregate Net Income allocated pursuant to this Section 6.1B(3) for the current taxable period and all previous taxable periods equals the aggregate amount of Available Cash distributed to the Limited Partners pursuant to Section 5.1A(2).

         (4) Fourth, if applicable, to the Limited Partners in proportion to their respective Limited Partner Percentage Interests until the aggregate Net income allocated pursuant to this Section 6.1B(4) for the current taxable period and all previous taxable periods equals the aggregate amount of Available Cash distributed to the Partners pursuant to Section 5.2A; and


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
         (5) Fifth, to the General Partner.

        Section 6.2 Other Allocations

        A. For purposes of Regulations Section 1.752, the Partners agree that $12,000,000 of the Partnership debt secured by the Original Properties at the Closing shall be allocated to Eden as a result of Eden's guaranty of $12,000,000 of such debt, which guaranty is nonrecourse to the partners and members of Eden; provided, however, that nothing contained herein shall preclude amortization of such debt in accordance with the applicable loan documents.

        B. Any gain allocated to the General Partner and the Original Limited Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit "C", be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

        C. If and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then allocations of Net Income, Net Loss, and any other items to the Original Limited Partners and their heirs, successors and assigns under this Agreement shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets and the ownership and operation thereof. Such allocations and calculations shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto, all of which shall be as separately determined by the General Partner in its sole and absolute discretion.


                                    ARTICLE 7

                      MANAGEMENT AND OPERATIONS OF BUSINESS

        Section 7.1 Management

        A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the


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
General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

         (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders in amounts sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

         (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

         (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity;

         (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the General Partner) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries, the holding of any real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee or trustee and the creation, by grant or otherwise, of easements or servitudes;

         (5) the management, operation, leasing, collection of rents, marketing, landscaping, repair, alteration, renovation, rehabilitation, demolition or improvement of the original Properties or any other real property or improvements owned by the Partnership or any Subsidiary of the Partnership and the performance of any and other acts necessary or appropriate to the operation of such properties, including, without limitation, applications for rezoning or objections to rezoning of such properties;

         (6) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including, without limitation, the execution and delivery of leases on behalf of or in the name of the Partnership, contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

         (7) the opening and closing of bank accounts, the investment Of Partnership funds in securities, certificates of deposit and other instruments, and the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

         (8) the holding, managing, investing and reinvesting cash and other assets of the Partnership;

         (9) the collection and receipt of revenues and income of the Partnership;

         (10) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring (whether or not any of the foregoing are also employed by, consultants to, independent contractors for, or otherwise do business with the General Partner or its Affiliates in related or unrelated matters);

         (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate (whether or not such is done as part of a group, combined or other policy or policies under which the Partnership and the General Partner (or its Affiliates) are also insured, so long as the General Partner fairly allocates the expense thereof among the covered parties);

         (12) the formation of, or acquisition of an interest in, and the contribution of some or all of property (or any part thereof or interest therein) to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

         (13) the control of any and all matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law and consistent with the terms of this Agreement, including in each and all of the foregoing instances any such matter or thing in which the General Partner or its Affiliates have a direct interest;

         (14) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including without limitation, the contribution or loan of funds by the Partnership to such Persons);

         (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

         (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

         (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or an interest jointly with any such Subsidiary or other Person;

         (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

         (19) the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement; and

         (20) the issuance of additional Limited Partnership Units or Partnership Interests, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof.

        B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

        C. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

        D. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms hereof.

        Section 7.2 Limitations on General Partner

        Anything contained herein to the contrary notwithstanding, without the prior Consent of all Original Limited Partners, the General Partner shall not cause the Partnership to do any of the following during the No Sale Period unless and until (on a property-by-property basis if applicable) such is accomplished in a manner which is fully tax deferred to, and does not produce any income tax liability for, an Original Limited Partner as a result thereof:

        A. sell, transfer or otherwise dispose of any of the Original
Properties;

        B. pay down the Cigna Debt or, if the Cigna Debt is refinanced, any refinanced debt, or change any of the terms of the Cigna Debt or refinanced debt such as the debt is less than $12,000,000, not secured by the Original Properties, or not guaranteed by Eden (other than as contemplated by the Master Contribution Agreement or as required by the loan documents or any other agreement ancillary thereto), nor take any other action which would result in a reduction of the allocation of debt to the Original Limited Partners for purposes of computing such parties' basis for income tax purposes; provided, however, that nothing contained herein shall preclude amortization of such debt in accordance with the applicable loan documents;

        C. fail to use reasonable, good faith and diligent efforts to avoid a foreclosure of the Cigna Debt or, if the Cigna Debt is refinanced, any refinanced debt, or a bankruptcy filing by or against the Partnership;

        D. elect to dissolve the Partnership.

        Section 7.3 Certificate of Limited Partnership

        The General Partner has filed the Certificate with the Secretary of State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.


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        Section 7.4 Management Fee and Reimbursement of the General Partner

        A. The General Partner and/or its Affiliates shall have the right, but not the obligation, in the sole discretion of the General Partner, to perform all or any of the property management services on account of the property owned or managed by the Partnership. If the General Partner elects to so perform, or to have an Affiliate so perform, the property management services, then the General Partner or its Affiliate shall be reimbursed by the Partnership for the expenses it incurs in providing such services in amounts determined by the General Partner, in its good faith discretion, to be comparable to amounts which would be reimbursable on account of expenses to reputable unrelated third party property management companies which have substantial experience in performing property management services for properties of the type owned or managed by the Partnership for institutional owners with portfolios under management which are substantially similar in size, nature, and condition of property owned or managed by the Partnership. In addition, if the General Partner elects to so perform, or to have an Affiliate so perform, the property management services described herein, it is agreed that a management fee of four percent (4%) of gross income shall be paid by the Partnership to the General Partner or its Affiliates for the property management services as contemplated hereunder. The reimbursements and fees payable to the General Partner or its Affiliates under this Section shall be paid no less frequently than monthly. Except as provided in this Section 7.4A and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership. In furtherance of this Section, the General Partner may cause the Partnership to enter into one or more property management agreements with the General Partner or an Affiliate of the General Partner, substantially in the form of the Management Agreement.

        B. The General Partner shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all costs and expenses that it incurs relating to the ownership and operation of, or for the benefit of, the Original Properties, the Partnership or any of its other assets or related to the administration of the Partnership and the Limited Partnership Units. After consummation of the transactions and election described in, respectively, Sections 4.3B and 5.2 of this Agreement as a result of which the assets of the General Partner are conveyed to the Partnership, such reimbursement shall include reimbursement to the General Partner for all general and administrative costs, fees, and expenses incurred by the General Partner due to its status as a public company, a qualified real estate investment trust, or otherwise, and any and all other expenses incurred by the General Partner for any matter, reason or thing whatsoever. Any reimbursement


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under this Section shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof.

        C. It is also acknowledged and agreed that, after consummation of the transactions and election described in, respectively, Sections 4.3B and 5.2 of this Agreement as a result of which the assets of the General Partner are conveyed to the Partnership, the General Partner will directly or indirectly incur costs and expenses, and may issue stock or other securities, or both, to persons employed or not employed, or retained or not retained, directly by the Partnership. Such costs, expenses, and issuances may include, but not be limited to, payment of general and administrative expenses by the General Partner, including compensation and bonuses to its officers and directors, and the award of stock grants and options to purchase securities of the General Partner. In light of the foregoing, it is agreed that, after consummation of the transactions and election described in, respectively, Section 4.3B and 5.2 of this Agreement, appropriate actions shall be taken by the Partnership, as determined by the General Partner, in its sole discretion, to either (i) reimburse the General Partner an appropriate portion of any such cost, expense, or issuance, or (ii) adjust the General Partner's Interest in the Partnership so as to prevent dilution of the General Partner's Interest.

        D. Without limiting the generality of Section 7.4C above, it is agreed that if, at any time or from time to time after consummation of the transactions and election described in, respectively, Sections 4.3B and 5.2 of this Agreement, options to purchase REIT Shares or any other securities granted to employees, consultants or advisors of the General Partner or any Equity Affiliate under any Plan or otherwise as compensation or incentive are exercised, or REIT Shares or any other securities are granted or awarded to employees, consultants or advisors of the General Partner or any Equity Affiliate under any Plan or otherwise as compensation or incentive, then the Partnership promptly shall issue to the General Partner Limited Partnership Units or other interests in the Partnership with comparable rights, benefits, and privileges in an amount equal to the REIT Shares or other securities granted and/or issued, as the case may be. If Limited Partnership Units or other interests in the Partnership are issued to the General Partner as a result of the exercise of options to purchase REIT Shares or other securities, then concurrently with the issuance of the Limited Partnership Units or other interests to the General Partner, the General Partner shall pay to the Partnership the cash consideration received by the General Partner on account of such exercise.

        E. After consummation of the transactions and elections described in Sections 4.3B and 5.2 of this Agreement, in the event that the General Partner shall elect to purchase from its shareholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock


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purchase plan adopted by the Company, or any similar obligation or arrangement undertaken by the General Partner in the future, the purchase price paid by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the General Partner, subject to the conditions that: (i) if such REIT Shares subsequently are to be sold by the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner for such REIT Shares (provided that a transfer of REIT Shares for Limited Partnership Units pursuant to the Exchange Rights Agreement would not be considered a sale for such purposes); and (ii) if such REIT Shares are not re-transferred by the General Partner within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Limited Partnership Units held by the General Partner equal to the number of such REIT Shares (adjusted for stock dividends, stock splits, reorganizations, reclassifications, mergers, and the like with regard to the REIT Shares prior to such cancellation of Limited Partnership Units).

        Section 7.5 Outside Activities of the General Partner

        The General Partner and its Affiliates shall be permitted to purchase, own, operate, manage and otherwise deal with and profit from any property, real, personal or mixed, not owned by the Partnership for their own account and benefit, whether or not competitive with the business and affairs of the Partnership, and neither the Partnership, any Limited Partner, or any other Person shall have any right, claim, interest or cause of action therein or as a result thereof. Without limiting the generality of the above, nothing in this Agreement shall obligate the General Partner or its Affiliates to first offer the Partnership an opportunity to invest in any investment which has been offered to or found by the General Partner or its Affiliates, whether or not such investment is of a nature that may be invested in by the Partnership or would compete directly or indirectly with the business of the Partnership. The Limited Partners hereby acknowledge that the General Partner currently owns a variety of real estate investments and may in the future acquire additional real estate investments that may be competitive with the business of the Partnership.

        Section 7.6 Contracts with Affiliates

        A. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.


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
        B. Subject to the restrictions contained in Section 7.2 hereof, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

        C. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase or otherwise acquire any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

        D. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or any Subsidiaries of the Partnership. Any or all of the foregoing may be jointly established with the General Partner or its Affiliates, provided that in such case the allocation of expense shall be shared among the parties on whose behalf such plans exist as determined by the General Partner in good faith to be fair and reasonable.

        Section 7.7 Indemnification

        A. To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the General Partner in its capacity as general partner of the Partnership as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, whether or not suit or other legal proceedings are commenced, unless it is established by a court of competent jurisdiction, and all appeals relating thereto have been fully completed or the applicable appeal periods have expired, that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceedings and either was committed in intentional bad faith or was the result of active and deliberate dishonesty;
(ii) the Indemnitee actually received an improper and unpermitted personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee knew, or was reckless in not knowing, that the act or omission was unlawful. Without limitation, the


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
foregoing indemnity shall extend to any liability of any Indemnitee pursuant to a loan guaranty, recourse obligation, general partner liability, or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct as set forth in this Section 7.7A. The termination of any proceeding by conviction of an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, in each case after all appeals relating thereto have been fully completed or the applicable appeal periods have expired, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this
Section 7.7.

        B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding.

        C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitees are indemnified.

        D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

        E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or


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beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

        F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the Indemnification provisions set forth in this Agreement.

        G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

        H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators, and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnerships liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        Section 7.8 Liability of the General Partner

        A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its officers and directors shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission of the General partner undertaken in good faith.

        B. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the shareholders of the General Partner collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (except as otherwise provided herein) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.


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
        C. Subject to its obligations and duties as General Partner set forth in
Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

        D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and its officers and directors' liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        Section 7.9 Other Matters Concerning the General Partner

        A. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

        B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

        C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

        D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order: (i) to protect the ability of the General Partner to continue to qualify as a REIT; or (ii) to avoid the


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
General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

        Section 7.10 Title to Partnership Assets

        Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is being held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

        Section 7.11 Reliance by Third Parties

        Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, engage or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that: (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and
(iii) such certificate, document or instrument was duly executed


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
and delivered in accordance with the terms and provisions of this Agreement, and is binding upon the Partnership.

                                    ARTICLE 8

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

        Section 8.1 Limitation of Liability

        The Limited Partners shall have no liability under this Agreement, except as expressly provided in this Agreement (including Section 10.5 hereof) or under the Act.

        Section 8.2 Management of Business

        No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

        Section 8.3 Outside Activities of Limited Partners

        A. Subject to the terms and provisions hereof, it is agreed that any Partner (General and/or Limited) and any Affiliate of any Partner (including any officer, director, employee, agent, or representative of any Partner) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights, claims, or interests by virtue of this Agreement or any relationships, duties or obligations hereunder (including, but not limited to, any fiduciary or similar duties created by this Agreement, under the Act, or otherwise existing at law or in equity) in any business ventures or investments of any General Partner or Limited Partner, or any Affiliate of any of the foregoing. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to


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
the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person could be taken by such Person.

        B. It is further agreed that none of the Partners, General or Limited, or any of their Affiliates, have any duty, obligation, or liability to present to the Partnership any business or investment opportunity which may arise in the course of activity for or on behalf of the Partnership, or otherwise, for investment by the Partnership or any of the Partners (even if within the line and scope of the business and affairs of the Partnership), and instead any Partner, General or Limited, and any Affiliate may pursue such opportunity for such Partner's or Affiliate's own benefit and account, without any participation, right, or claim therein by the Partnership or any other Partner, and without notification or disclosure to the Partnership or any other Partner.

        Section 8.4 Return of Capital

        No Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit "C" hereof or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

        Section 8.5 Rights of Limited Partners Relating to the Partnership

        A. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.B hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

         (1) to obtain a copy of the most recent annual and quarterly balance sheet, income statement, and related financial statements prepared by the Partnership;

         (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

         (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;


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
         (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

         (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner to the extent the foregoing is materially different from information contained in financial statements or other reports provided to Limited Partners.

         (6) to obtain quarterly and annual balance sheets and income statements regularly prepared by the Partnership in order to verify the correctness of distributions of cash, if any, to the Limited Partner in accordance with the terms and provisions of this Agreement.

        B. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, desirable or necessary any information that: )(i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreement with an unaffiliated third party to keep confidential. If the General Partner desires to disclose any information of the type described in the preceding paragraphs
(i) or (ii) to a Limited Partner, the General Partner may require, as a condition to such disclosure, that the Limited Partner agree in writing that such information will be held in strictest confidence and no distribution of such information will be made.

        Section 8.6 No Redemption Right

        No Limited Partner (other than the General Partner) shall have the right to require the Partnership to redeem all or a portion of the Limited Partnership Units held by such Limited Partner.

        Section 8.7 Representations and Warranties

        Each Limited Partner represents and warrants to the General Partner and the Partnership that:

        A. He, she or it has received and reviewed that certain Prospectus Of the General Partner dated May 27, 1997, that certain Prospectus Supplement dated June 5, 1997, and that certain Registration Statement, filed March 19, 1997, as amended


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
and filed April 10, 1997, of which the Prospectus and Prospectus Supplement are a part, filed with the Securities and Exchange Commission under the Act and has had access to such additional financial and other information, including without limitation the General Partner's most current Form 10-Q and Form 10-K, the General Partners' 1996 Annual Report to Shareholders' and the General Partners' Notice of 1997 Annual Meeting of Shareholders and accompanying Proxy Statement, and has been afforded the opportunity to ask questions of representatives of the General Partner, and to receive answers to those questions, as they have deemed necessary.

        B. He, she or it acknowledges that the Limited Partnership Units are being acquired in a transaction not involving any public offering within the meaning of the Securities Act and that the Limited Partnership Units have not been registered under the Securities Act and agrees not to offer, sell, transfer or otherwise dispose of the Limited Partnership Units (except for such transfer as described in subsection D, below) in the absence of registration under the Securities Act unless such Limited Partner delivers to the Partnership and the General Partner an opinion of a lawyer reasonably satisfactory to the Partnership and the General Partner, in form and substance satisfactory to the Partnership and the General Partner, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or blue sky laws.

         C. He, she or it is either (a) an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, or (b) a person who either alone or with his, her or its purchaser representative (as defined in Rule 501(h) of Regulation D under the Securities Act) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Limited Partnership Units or any other security acquired hereunder. He, she or it has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with his, her or its purchaser representative or personal advisor the merits and risks of an investment in the Limited Partnership Units or any other security delivered hereunder and protecting his, her or its own interests in connection with the investment and has obtained, in his, her or its judgment, alone, or together with his, her or its purchaser representative or personal advisor sufficient information from the General Partner to evaluate the merits and risks of an investment in the Limited Partnership Units or any other security delivered hereunder. He, she or it acknowledges that he, she or it has the financial ability to bear the economic risk of his, her or its investment in the Limited Partnership Units, has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Limited Partnership Units. If other than an individual, it has not been organized solely for


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
  the purpose of acquiring the Limited Partnership Units or other security acquired under this Agreement.

        D. Although Eden may elect to transfer the Limited Partnership Units to its constituent entities, and those constituent entities may, in turn, elect to transfer the Limited Partnership Units to their respective constituent entities, they are not acquiring any Limited Partnership Units with a view to the distribution of the Limited Partnership Units or any present intention of offering or selling any of the Limited Partnership Units in a transaction that would violate the Securities Act or the securities laws of any State or any other applicable jurisdiction.

                                    ARTICLE 9

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

        Section 9.1      Records and Accounting

        The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

        Section 9.2    Fiscal Year

        The fiscal year of the Partnership shall be the calendar year.

        Section 9.3    Reports

        A. The Partnership shall mail to each Limited Partner no later than ninety (90) days after the close of each Partnership Year an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner in its discretion (such selection may include any such accountants who also perform accounting or auditing work for the General Partner and its Affiliates).



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

      B. The Partnership shall mail to each Limited Partner no later than ninety
(90) days after the close of each calendar quarter (except the last calendar quarter of each year), a report containing unaudited financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

      C. All accounting and other professional fees associated with the preparation, compilation, review, audit, and any other matters relating to the Partnership's records, financial statements and reports, tax returns, and any other Partnership items described in the preceding paragraphs shall be at the expense of the Partnership, not the General Partner.

                                   ARTICLE 10

                                  TAX MATTERS

        Section 10.1     Preparation of Tax Returns

         The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by the Limited Partners for federal and state income tax reporting purposes.

         Section 10.2 Tax Elections

         Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; provided, however, that if requested by a transferee of a Partnership Interest, the General Partner shall file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a transfer of a Partnership Interest made in accordance with the provisions of this Agreement. The General Partner intends to elect the so-called "traditional method" of making Section 704(c) allocations pursuant to Regulations Section 1.704-3 with respect to property contributed as of the date hereof. The General Partner shall have the right to seek to revoke any tax election it makes (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interest of the Partners.



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

         Section 10.3 Tax Matters Partner

        A. The General Partner shall be the "tax matters partner" of the Partnership for federal income purposes. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

        B. The tax matters partner is authorized, but not required:

           (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any
Partner: (i) who (within the time period prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

           (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

           (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

           (4) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

           (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and



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

           (6) to take any other action of behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

        C. The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

        D. The tax matters partner shall receive no special compensation for its services as such. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne or reimbursed by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, including an accounting firm which also renders services to the General Partner and its Affiliates.

        Section 10.4   Organizational Expenses

        The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

        Section 10.5   Withholding

        Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code and similar state and local income tax laws, if any. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made, unless: (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner; or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall at its own expense take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.


                                   ARTICLE 11

                            TRANSFERS AND WITHDRAWALS

        Section 11.1     Transfer

        A. The term "transfer" when used in this Article 11 with respect to a Limited Partnership Unit shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any acquisition of Partnership Interests or Limited Partnership Units by the General Partner from any Limited Partner, nor does it include any grant of a security interest or any related action involving levy, execution, or the like contemplated under Section 10.5 of this Agreement.

        B. No Partnership Interest shall be transferred, in whole or in part (including any interest therein), except in accordance with the terms and conditions set forth in this Article 11. Any


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

transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio, and the Partnership shall have no duty or obligation to recognize the transferee as a partner or holder of any interest whatsoever in the Partnership, and the transferee shall have no rights, interests or claims in or against the Partnership or any Partner.

        Section 11.2 Transfer of the General Partner's Partner Interest and Limited Partner Interest

      The General Partner may transfer any of its General Partner Interest or withdraw as General Partner, or transfer any of its Limited Partner Interest, without consent or approval from any Limited Partners. Such transfer includes transfer to an entity which is wholly-owned by the General Partner and is a Qualified REIT Subsidiary under Section 856(d) of the Code.

        Section 11.3   Limited Partners' Rights to Transfer

        A. Subject to the provisions of Sections 11.3C, 11.3D, 11.3E, 11.3F and 11.4, a Limited Partner (other than the General Partner) may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner. In addition, those Original Limited Partners which are themselves partnerships or limited liability companies shall have the right to transfer, assign, and convey their Limited Partnership Units to their constituent partners, provided that such constituent partners or members shall first have executed and delivered the Subscription Documents and a written agreement to be bound by the terms, provisions, and conditions of this Agreement, the Exchange Rights Agreement, and the Master Contribution Agreement, and that at the time of such transfer, assignment, and conveyance to such constituent partners, the representations and warranties made by such constituent partners or members in the aforementioned Subscription Documents and the related agreement are true and correct in all material respects.

        B. If a Limited Partner is subject to Incapacity, the partners, executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

        C. The General Partner may prohibit any transfer by a Limited Partner if, in the opinion of legal counsel to the Partnership or the General Partner, such transfer would require filing of a registration statement under the Securities Act of

1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Limited Partnership Units.

        D. No transfer by a Limited Partner of its Limited Partnership Units may be made to any Person if: (i) in the opinion of legal counsel for the Partnership or the General Partner, it would result in the Partnership being treated as an association taxable as a corporation; (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code; (iii) such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (iv) such transfer would, in the opinion of legal counsel for the Partnership or the General Partner, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (v) such transfer would subject the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; or (vi) in the opinion of legal counsel for the Partnership or the General Partner, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code.

        E. No transfer of any Limited Partnership Unit may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion. Without limiting the restriction of the foregoing sentence, if any such consent is given, a condition to such consent shall be that the lender enter into an arrangement with the Partnership or the General Partner to exchange or redeem at a price agreeable to the lender, the General Partner, and the transferring Partner (each in their respective discretion) all Limited Partnership Units in which a security interest is held immediately prior to the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

        F. The Limited Partners acknowledge that each certificate or instrument representing Limited Partnership Units shall bear the following legend and any other legend required under any applicable state securities law:

         "NEITHER THE LIMITED PARTNERSHIP UNITS IN THE PARTNERSHIP REPRESENTED BY THIS CERTIFICATE OR

        INSTRUMENT NOR ANY PART THEREOF OR INTEREST THEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT') AND NEITHER MAY BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF PGP NORTHERN INDUSTRIAL, L.P., AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP); AND, IN ALL EVENTS, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE LIMITED PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITY ISSUED ON ACCOUNT HEREOF OR WITH RESPECT HERETO) MAY BE MADE UNLESS THE PARTNERSHIP HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION BOTH MUST BE ACCEPTABLE TO THE PARTNERSHIP IN ITS SOLE DISCRETION) FOR THE HOLDER THAT, BECAUSE OF THE AVAILABILITY OF AN EXEMPTION, NO SUCH REGISTRATION, QUALIFICATION OR OTHER COMPLIANCE IS REQUIRED UNDER THE ACT, APPLICABLE BLUE SKY OR STATE SECURITIES LAWS, OR OTHERWISE."

        Section 11.4  Substituted Limited Partners

         A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this, Section 11.4 as a Substituted Limited Partner, which Consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. Notwithstanding the foregoing in the event of transfers of Limited Partnership Units by Original Limited Partners in accordance with the second sentence of Section 11.3A, the transferees shall be admitted as Substituted Limited Partners, and the General Partner hereby consents to such.

         B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

         C. Upon admission of a Substituted Limited Partner, the General Partner shall amend Exhibit "A" to reflect the name, address, number of Limited Partnership Units, and Limited Partner Percentage Interest of such Substituted Limited Partner.

        Section 11.5   Assignees

        If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items, gain, loss deduction and credit of the Partnership attributable to the Limited Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Limited Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Limited Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Limited Partnership Units in any matter presented to the Limited Partners for a vote (such Limited Partnership Units being deemed to have been voted on such matters in the same proportion as all other Limited Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Limited Partnership Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Limited Partnership Units.

        Section 11.6   General Provisions

         A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all such Limited Partner's Limited Partnership Units in accordance with this Article 11 or pursuant to any agreement consented to by the Partnership pursuant to which the Limited Partner's interests in the Partnership are conveyed and the Limited Partner's withdrawal is provided for.

         B. Any Limited Partner who shall transfer all of its Limited Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Limited Partnership Units as Substitute Limited Partners. Similarly, any Limited Partner who shall transfer all of its Limited Partnership Units pursuant to any agreement of the type referred to in the preceding paragraph shall cease to be a Limited Partner.

         C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

         D. Without limiting the restriction of Section 11.6C, if any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to a redeeming Partner. All distributions of Available Cash attributable to such Limited Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner, all distributions of Available Cash thereafter attributable to such Limited Partnership Unit shall be made to the transferee Partner.

        Section 11.7   No Exchange

        Notwithstanding anything in this Section 11 to the contrary, each of the Limited Partners hereby agrees that, during the No Exchange Period, it shall be prohibited from tendering its Limited Partnership Units for exchange or redemption under the Exchange Rights Agreement.

                                   ARTICLE 12

                              ADMISSION OF PARTNERS


         Section 12.1 Admission of Successor General Partner

         A Successor to all of the General Partner Interest pursuant to Section
11.2 hereof who is proposed to be admitted as successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. The admission of any such transferee shall not cause a dissolution of the Partnership and such transferee shall carry on the business of the Partnership in accordance with the forms and provisions of this Agreement. In each case, the admission shall be subject to the Successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6-D hereof.


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

         Section 12.2 Admission of Additional Limited Partners

         A. Except as otherwise provided elsewhere in this Agreement, after the admission of Eden to the Partnership as the initial original Limited Partner on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

         Section 12.3 Amendment of Agreement and Certificate of Limited Partnership

         For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment to this Agreement (including an amendment of Exhibit "A") and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                   ARTICLE 13

                    DISSOLUTION, LIQUIDATION AND TERMINATION

         Section 13.1 Dissolution

         The Partnership shall not be dissolved by the admission of substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

         A.    the expiration of its term as provided in Section 2.5 hereof;

         B. an event of withdrawal of the General Partner, as defined in the Act (other than an event of bankruptcy), unless within ninety (90) days after such event of withdrawal a majority in interest in capital and profits of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal of a successor General Partner;

         C. an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

         D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

         E. the sale of all or substantially all of the assets and properties of the Partnership; provided, however, that the sale of one or more, but less than all, of the Original Properties shall not be a Liquidating Event so long as the Partnership retains at least one of the Original Properties; or

         F. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

        Section 13.2  Winding Up

         A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or in the event there is no remaining General Partner, any Person elected by a majority in interest Of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock in the General Partner) shall be applied and distributed in the following order:

               (1) First, to the satisfaction of all of the Partnership's debts and liabilities to creditors other than the Partners (whether by payment or the reasonable provision for payment thereof);

               (2) Second, to the satisfaction of all of the Partnership's debts and liabilities to the General Partner and its Affiliates (whether by payment or the reasonable provision for payment thereof);

               (3) Third, to the satisfaction of all of the Partnership's debts and liabilities to the other Partners (whether by payment or the reasonable provision for payment thereof); and

               (4) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

             The General Partner shall not receive any special compensation for any services performed pursuant to this Article 13.

         B. Notwithstanding the foregoing, if and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then distributions under the terms of Section 13.2A shall be calculated and made only with respect to Original Limited Partner

Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the original Limited Partner Related Assets. Distributions under the terms of Section 13.2A shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto, all of which shall be as separately determined by the General Partner in its sole and absolute discretion.

         C. Anything contained herein to the contrary notwithstanding, pursuant to the Exchange Rights Agreement all Limited Partnership Units then held by any Limited Partner (other than Limited Partnership Units held by the General Partner) will be mandatorily exchanged or redeemed prior to any distribution, or the determination of any entitlement to any distribution, pursuant to Section 13.2A. As a result of such mandatory exchange or redemption of Limited Partnership Units, no Limited Partner (other than the General Partner in its capacity as a Limited Partner) will receive, nor shall he, she or it be entitled to receive, any distribution upon a Liquidating Event.

         D. Notwithstanding the provisions of Section 13.2A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners and their Affiliates as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         E. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made pursuant to this Article 13 may be:

             (1) distributed to one or more trust(s) established for the benefit of the creditors and the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent, conditional or unmatured liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust(s) shall be distributed to the creditors and General Partner and Limited Partners from time to time, in the reasonable direction of the Liquidator, in the same manner and proportions as the amount distributed to such trust(s) by the Partnership would otherwise have been distributed to the creditors and General Partner and Limited Partners pursuant to this Agreement; and

             (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the creditors and General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2A as soon as practicable.

        Section 13.3   Compliance with Timing Requirements of Regulations

         In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) (provided, however, in no event shall the Partnership be liquidated prior to the date which would be the Settlement Date within the meaning of the Exchange Rights Agreement for Partners who tender an Exchange Notice (within the meaning of the Exchange Rights Agreement) on or before the fifth (5th) day after the date of receipt of the notice of liquidation by the Partnership.

         Section 13.4    Deemed Distribution and Re-contribution

         Notwithstanding any other provision of this Article 13, in the event the Partnership is considered "liquidated" within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up.

         Section 13.5    Rights of Limited Partners

         Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right, power or claim to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

         Section 13.6    Notice of Dissolution

         In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

         Section 13.7 Termination of Partnership and Cancellation of Certificate of Limited Partnership

         Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2 hereof, a certificate of cancellation shall be filed, the Partnership shall be terminated, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section 13.8   Reasonable Time for Winding-Up

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section 13.9   Waiver of Partition

         Each Partner hereby waives any right to partition of the Partnership property.


                                   ARTICLE 14

                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS


         Section 14.1    Amendments

         A. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners (other than the General Partner) holding twenty-five percent (25%) or more of the Limited Partner Percentage Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 13.1C, 14.1B, 14.1C, or 14.1D, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Limited Partner Percentage Interests of all Limited Partners; provided, however, that, except as otherwise provided in Sections 4.3A and 5.2 hereof, any amendment which materially and adversely alters the right of a Limited Partner (including an original Limited Partner) to receive distributions of Available Cash or allocations of Net Income, Net Loss or any other items in the amounts, in the priorities or at the times described in this Agreement shall require the consent of such Limited Partner in order to become effective.

         B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent or approval of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                (3) to set forth the designations, rights, powers, duties, and preferences of other holders of any additional Partnership Interests issued pursuant to Section 4.3, or otherwise pursuant to the terms of this Agreement;

                (4) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions of this Agreement, or make any other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                (5) to satisfy any requirements, conditions, or guidelines, contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

                (6) the purposes set forth in Section 3.3.

         The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1.B is taken.

          C. Notwithstanding Section 14.1.A and 14.1.B hereof, this Agreement shall not be amended without Consent of each Partner adversely affected if such amendment would: (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner; (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.3 and Section 14.1.B(3) hereof); (iv) cause the termination of the Partnership prior to the time set forth in Sections 2.5. or 13.1; or (v) amend this Section 14.1.C.


          D. Notwithstanding Section 14.1.A and 14.1.B hereof, the General Partner shall not amend Sections 7.4, 7.5, 14.1A, 14.1C or 14.2 without Consent of Limited Partners holding a majority of the Limited Partner Percentage Interests of the Limited Partners, excluding Limited Partner Interests held by the General Partner; and, to the extent that any such amendment would affect the amount, priority, or timing of distributions to any of the Original Limited Partners or their heirs, successors and assigns under this Agreement, the General Partner shall not amend Sections 7.4, 7.5, 14.1A, 14.1C, or 14.2 without Consent of original Elmited Partners holding a majority of the Limited Partner Percentage Interests of the Original Limited Partners (in each case including their heirs, successors and assigns), unless the transactions and election described in, respectively, Sections 4.3B and 5.2 of this Agreement have occurred and been made, in which case the special Consent of the Original Limited Partners as herein provided shall not be required.


          Section 14.2   Meetings of the Partners

          A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the General Partner) holding twenty-five percent (25%) or more of the Limited Partner Percentage Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty
(30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of the Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of the Partners or may be given in accordance with the procedures prescribed in Sections 14.1A or 14.2B hereof. Except as otherwise expressly provided in his Agreement, whenever the Consent of the Limited Partners is required the Consent of holders of a majority of the Limited Partner Percentage Interests held by Limited Partners (including

Limited Partnership Interests held by the General Partner) shall control.

          B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by Limited Partners holding a majority of the Limited Partner Percentage Interests (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of Limited Partners holding a majority of the Limited Partner Percentage Interests (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

          C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

          D. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of the General Partner and may be held at the same time, and as part of, meetings of the shareholders of the General Partner. Anything contained herein to the contrary notwithstanding, all meetings of the Partners shall be held within the State of California at such location as may be designated by the General Partner.


                                   ARTICLE 15

                               GENERAL PROVISIONS

          Section 15.1 No Assurances. Eden acknowledges and agrees that it is solely responsible for its tax planning and the structuring of this Agreement to accommodate such tax planning, and that neither the Partnership nor the General Partner makes any representation or provides any assurance to Eden that the provisions of this Agreement affecting or impacting Eden's tax planning, structuring or liability will be respected or upheld by any agency or authority or achieve the result desired by the

Limited Partners. Therefore, notwithstanding the provisions of this Agreement, and without limiting the generality of the foregoing, Eden acknowledges and agrees that neither the Partnership nor the General Partner makes any representation or provides any assurance that the allocation provided in section
6.2 will be respected or upheld by any agency or authority or achieve the result desired by the Limited Partners, or that the Cigna Debt or any refinanced debt terms or allocation will be respected or upheld by any agency or authority or achieve the result desired by the Limited Partners.

          Section 15.2 Addresses and Notices

          Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit "A" or such other address of which the Partner shall notify the General Partner in writing.

          Section 15.3 Titles and Captions

          All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

          Section 15.4 Pronouns and Plurals

          Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          Section 15.5 Further Action

          The parties shall execute and deliver all documents, provide all information and take or refrain form taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          Section 15.6 Binding Effect

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

          Section 15.7 Creditors

          Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

          Section 15.8 Waiver

          No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any covenant, duty, agreement or condition.

          Section 15.9 Counterparts

          This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

          Section 15.10 Applicable Law

          This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

          Section 15.11 Invalidity of Provisions

          If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of other remaining provisions contained herein shall not be affected thereby.

          Section 15.12 Entire Agreement

          This Agreement contains the entire understanding and agreement: among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

          Section 15.13 No Rights as Shareholders

          Nothing contained in this Agreement shall be construed as conferring upon the holders of the Limited Partnership Units any rights whatsoever as shareholders of the General Partner, including, without limitation, any right to receive dividends or other distributions made to shareholders of the General Partner or to vote or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the General Partner or any other matter. Nothing contained in this Section shall be deemed a waiver or relinquishment of any parties rights under the Exchange Rights Agreement.

          Section 15.14 Venue

          Any action initiated by any party under this Agreement shall be brought and prosecuted in the State of California which the parties acknowledge and agree is a convenient forum in which to litigate such action, and the parties waive any right to commence or transfer such action in or to any other state.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement. as of the day first above written.

                                       GENERAL PARTNER:

                                       PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                       By:_____________________________________
                                          Glenn L. Carpenter, President and
                                          Chief Executive Officer


                                       By:_____________________________________
                                          Donald G. Herrman, Executive Vice
                                          President, Chief Financial Officer and
                                          Secretary

                                       EDEN:

                                       EDEN PLAZA ASSOCIATES, LLC, a California limited liability company


                                       By:_____________________________________
                                            Elbert P. Bressie, Managing Member

                                    EXHIBIT A

                Partners Contributions and Partnership Interests

                                                                                                                 Limited
                                                                                                Limited          Partner
             Name and Address             Cash          Agreed Value of          Total         Partnership      Percentage
                of Partner            Contribution    Contributed Property    Contribution       Units           Interest
             -----------------        ------------    --------------------    ------------     -----------      ----------
             General Partner

             Pacific Gulf               $                      N/A              $                  N/A             N/A
             Properties Inc.             --------                                -------

             ------------------
             ------------------
             ------------------


            Limited Partners

            Eden Plaza                     N/A              $         *         $                                   100%
            Associates, LLC                                  --------            --------           -----

            -------------------
            -------------------
            -------------------

                                                         *SEE NOTE ON EXHIBIT D


                                    EXHIBIT B
                           Capital Account Maintenance



1.    Capital Accounts of the Partners

      A. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement; and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with
Section 1.B hereof and allocated. to such Partner pursuant to Section 6.1B of the Agreement and Exhibit "C" hereof and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement; and (y) all items of Partnership deduction and loss computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to Section 6.1A of the Agreement and Exhibit "C" hereof.

      B. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

               (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m)(4).

               (2) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

             (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

             (4) In lieu of depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

             (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

             (6) Any items specifically allocated under Section 1 of Exhibit "C" hereof shall not be taken into account.

      C. Generally, a transferee (including an Assignee) of a Limited Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided, however, that if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed solely for federal income tax purposes, to have been contributed to the successor Partnership. The Capital Accounts of such successor Partnership shall be maintained in accordance with the principles of this Exhibit "B".

      D. (1) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 1.D.(2), the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D.(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

           (2) Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided, however, that adjustments pursuant to clauses
(a) and (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect economic interests of the Partners in the Partnership.

           (3) In accordance with Regulations Section 1.704-1(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

           (4) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit "B", the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article 13 of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

      E. The provisions of this Agreement (including this Exhibit "B" and other Exhibits to this Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify (i) the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed; or (ii) the manner in which items are allocated among the Partners for federal income tax purposes in order to comply with such Regulations or to comply with Section 704(c) of the Code, the General Partner may make such modification without regard to Article 14 of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) where appropriate, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), make any adjustments that are necessary or appropriate to maintain equality between Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes; and
(ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to Comply With Regulations Section 1.704-1(b). In addition, the General Partner may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts; (ii) the determination and allocation of adjustments under Sections 704(c), '734 and 743 of the Code; (iii) the determination of Net Income, Net Loss, taxable loss and items thereof under this Agreement: and pursuant to the Code; (iv) conventions for the determination of cost recovery, depreciation and amortization deductions, as it determines in its sole discretion are necessary or appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and are in the best interest of the Partners.

2.   No Interest

     No interest shall be paid by the Partnership on Capital .Contributions or on balances in Partners' Capital Accounts.

3.   No Withdrawal

     No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 7 and 13 of the Agreement.

4.   Non-Original Limited Partner Related Assets

     Notwithstanding the foregoing, if and after the Partnership acquires Non-Original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then allocations provided for in this Exhibit "B" shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets and the ownership and operation thereof. Such allocations and calculations shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence Of the Partnership with respect thereto, all of which shall be separately determined by the General Partner in its sole and absolute discretion.

                                    EXHIBIT C


                            Special Allocation Rules

1.    Special Allocation Rules

      Notwithstanding any other provision of the Agreement or this Exhibit "C", the following special allocations shall be made in the following order:

      A. Minimum Gain Chargeback. Notwithstanding the provisions of Section 6.1 of the Agreement or any other provisions of this Exhibit "C", if there is a net decrease in Partnership Minimum Gain during any Partnership taxable year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.7042(f)(6). This Section 1.A is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. Solely for purposes of this Section 1.A, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section
6.1 of Partner Minimum Gain during such Partnership taxable year.

       B. Partner Minimum Gain Chargeback. Notwithstanding any other provision of Section 6.1 of this Agreement or any other provisions of this Exhibit "C" (except Section 1.A hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.702-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 1.B is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this
Section 1.B, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement or this Exhibit with respect to such

Partnership taxable year, other than allocations pursuant to Section 1.A hereof.

       C. Qualified Income offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2) (ii) (d)(5), or 1.704-1
(b) (2) (ii) (d) (6) , and after giving effect to the allocations required under Sections 1.A and 1.B hereof such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership taxable year) shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

       D. Nonrecourse Deductions. Nonrecourse Deductions for any Partnership taxable year shall be allocated to the General Partner. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership taxable year which satisfy such requirements.

       E. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership taxable year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

       F. Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

       G. Curative Allocations. The allocations set forth in Section 1.A through 1.F of this Exhibit "C" (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Section 704(b) of the Code. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accord-ingly, the General Partner is hereby authorized to divide other allocations of income, gain, deduction and loss among the Partners so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions will be divided among the Partners. In general, the Partners anticipate that this will be accomplished by specially allocating other items of income, gain, loss and deduction among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each person is zero. However, the General .Partner will have discretion to accomplish this result in any reasonable manner; Provided, however, that no allocation pursuant to this
Section 1.G shall cause the Partnership to fail to comply with the requirements of Regulations Sections 1.7041(b)(2)(ii)(d),-2(e)or-2(i)

       2. Allocations for Tax Purposes

       A. Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and
Section 1 of this Exhibit "C".

       B. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

           (1) (a) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners, consistent with the principles of Section 704(c) of the Code and the Regulations thereunder, to take into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution; and

               (b) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit "C".

           (2) (a)  In the, case of an Adjusted Property, such items shall

                    (1) first, be allocated among the Partners in a manner consistent with the principals of Section 704(c) of the Code and the Regulations thereunder to take into account the Unrealized Gain or Unrealized Loss attribut-able to such property and the allocations thereof pursuant to Exhibit "B"; and

                    (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.B(1) of this Exhibit "C"; and

               (b) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit "C".

           (3) all other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit "C".

        C. To the extent that the Treasury Regulations promulgated pursuant to
Section 704(c) of the Code permit the Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.

3.    No Withdrawal

      No Partner shall be entitled to withdrawal any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 of the Agreement.

4.    Non-Original Limited Partner Related Assets

      Notwithstanding the foregoing, if and after the Partnership acquires Non-original Limited Partner Related Assets, or becomes obligated, indebted or liable for or on account of Non-Original Limited Partner Related Assets or the ownership or operation thereof, and so long as the General Partner has not consummated the transactions and made the election described in Sections 4.3B and 5.2, respectively, of this Agreement, then allocations provided for in this Exhibit "C" shall be calculated separately with respect to Original Limited Partner Related Assets and the ownership and operation thereof, together with the operation and existence of the Partnership insofar as such concerns the Original Limited Partner Related Assets and the ownership and operation thereof. Such allocations and calculations shall not include any revenues, expenses, assets, or liabilities of the Partnership relating to the Non-Original Limited Partner Related Assets, the ownership or operation thereof, or the operation or existence of the Partnership with respect thereto, all of which shall be separately determined by the General Partner in its sole and absolute discretion.

                                    EXHIBIT D

                          Value of Contributed Property

    Underlyinq Property            704(c) Value*               Agreed Value**
    -------------------            -------------               --------------



[*704(C) VALUE IS THE AGREED VALUE PLUS THE AMOUNT OF THE CIGNA
DEBT AT CLOSING PRIOR TO ANY REDUCTION]



[**THE AGREED VALUE OF THE ORIGINAL PROPERTIES SHALL BE THE "EDEN CAPITAL CONTRIBUTION" AS DEFINED IN THE MASTER CONTRIBUTION AGREEMENT]

                                    EXHIBIT E

                          PROPERTY MANAGEMENT AGREEMENT
                         (EDEN PLAZA INDUSTRIAL PARKS)


                    THIS PROPERTY MANAGEMENT AGREEMENT (this "AGREEMENT") is made and entered into as of ______________, by and between PGP NORTHERN INDUSTRIAL, L.P., a Delaware limited partnership ("OWNER") and Pacific Gulf Properties Inc., a Maryland corporation ("MANAGER") with reference to the following.

                                    RECITALS

      A. The Owner is the owner of an industrial park located on the land identified in Exhibit A attached hereto (the "PROJECT"). Manager is the sole general partner of owner.

      B. Manager is experienced in managing and operating properties similar to the Project, and Manager possesses the personnel, skills and experience necessary for the efficient management and operation of the Project.

      C. Owner desires to engage Manager to manage and operate the Project, and Manager desires to render such management services to Owner, upon and subject to the terms and conditions set forth below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, Owner and Manager agree as follows:

        1.   ENGAGEMENT OF MANAGER.

             1.1 Exclusive Manager. Owner engages Manager as, and Manager agrees to serve as, the sole and exclusive manager of the Project, with the authority to direct, supervise and manage the operation of the Project, for the period of time and upon the terms and conditions hereinafter set forth.

             1.2 Employment of Personnel. Manager shall investigate, hire, train, pay, supervise and discharge the personnel reasonably necessary to be employed in order to properly maintain and operate the Project. All salaries, wages and other compensation of personnel employed by Manager hereunder, including so-called fringe benefits, medical health insurance, pension plans, social security taxes, Worker's Compensation insurance and the like (collectively, the "PERSONNEL COMPENSATION"), shall be payable by Manager from, and reimbursable to Manager out of, gross revenues generated from the operation of the Project, including, without limitation, all rent and/or lease payments, security, cleaning, and other deposits, common area maintenance charges, taxes, insurance, casualty and/or condemnation loss proceeds and other income due to Owner from each Project ("PROJECT REVENUES"). Personnel Compensation shall not reduce the "MANAGEMENT FEE", (defined below).

        2.   DUTIES OF MANAGER.

             2.1 Performance of Duties. During the term of this Agreement, Manager agrees, for and in consideration of the compensation set forth herein, to supervise and direct the management and operation of the Project on behalf of Owner and for the account of owner in an efficient and satisfactory manner as an industrial park. Manager shall at all times maintain an organization, systems and personnel sufficient to enable it to carry out all its duties, obligations and functions under this Agreement. Manager will perform its duties under this Agreement in accordance with all laws, codes and regulations applicable to the Project.

             2.2 Service Contracts. Manager shall make or renew in Owner's name as agent of Owner and at Owner's expense, contracts and/or leases for water, electricity, gas, telephone, vermin extermination, landscape, trash removal and other services deemed by Manager or Owner to be necessary or advisable for the operation of the Project. In entering into any contracts or leases herein contemplated, Manager shall include as a condition thereof the right to terminate on thirty (30) calendar days, prior written notice with or without cause, unless Manager obtains the prior written consent of Owner.

             2.3 Leasing. Manager shall be responsible for coordinating the leasing activities of the Project. Manager is hereby authorized to contract, in Owner's name as agent of Owner and at Owner's expense, with such brokers and leasing agents as Manager deems necessary or appropriate to facilitate the leasing activities of the Project. Manager is hereby authorized to prepare, execute, deliver and renew all leases, lease amendments and lease renewals and extensions, and to terminate tenancies, evict tenants and recover possession of rented space within the Project, prosecute legal actions in the name of Owner in connection with the foregoing, settle, compromise and/or release such actions or reinstate such tenancies, as Manager deems necessary or appropriate, all on owner's behalf and as agent of Owner and at Owner's expense. References of all prospective tenants shall be investigated carefully by Manager, and Manager shall use reasonable efforts to ensure that space in the Projects is rented to desirable and financially responsible tenants.

             2.4 Payment of Expenses. Manager shall establish and maintain on behalf of Owner at a bank or banks as Manager may, from time to time, determine, an account for the Project (an "Account"). Manager shall collect all Project Revenue, and deposit all such income in the Account for the Project. From the Account, Manager shall make such disbursements to pay Project operating expenses, including, without limitation, Personnel Compensation, as are necessary, in Manager's reasonable judgment, to manage, operate and maintain the Project as provided in this Agreement. All items specified herein to be at Owner's expense shall be considered operating expenses of the Project.

             2.5 Funding Of Account. Owner agrees to deposit moneys into the Account in the amount and to the extent that Project Revenues are insufficient to pay any operating expenses, including Personnel Compensation, hereunder. Manager shall notify owner in writing as to the amount of any such insufficiency.

      3. INSURANCE. The Manager shall obtain, upon Owner's request and approval, at Owner's cost and expense, such insurance as may be required by Owner in connection with the Project, including, without limitation, comprehensive general public liability, contractual liability and such other insurance as Owner deems necessary or desirable. Owner shall designate Manager as an additional named insured on each such insurance policy.

       4. MANAGER'S COMPENSATION.

           4.1 Management Fee. In consideration of the management services to be rendered by Manager pursuant to Article 2 of this Agreement, Manager shall receive as compensation a monthly sum equal to four percent (4%) of all Project Revenues from the Project collected during each month during the term of this Agreement (the "MANAGEMENT FEE").

           4.2 Payment of Management Fee. The Management Fee shall be paid on the first day of each calendar month during the term of this Agreement, based upon the Project Revenues from the Project collected for the preceding calendar month. If the term of this Agreement begins on a date other than the first day of a month or ends on a date other than the last day of a month, the Management Fee shall be prorated based on the number of days in such month.

           4.3 Other Compensation. Manager shall be separately compensated for any services other than the usual and customary services performed in its capacity as the manager of the Project; provided that Manager shall not perform any extraordinary services without obtaining the prior written approval of Owner.

5.    BOOKS, RECORDS AND STATEMENTS.

        5.1 Maintenance and Access of Records. Manager agrees to maintain adequate accounting records (which records shall be and remain the property of Owner) in connection with all matters contemplated by this Agreement in accordance with the provisions of this Agreement.

        5.2 Operating Budget. Within thirty (30) calendar ,days after the execution of this Agreement, Manager shall prepare and submit to owner for its approval a proposed operating budget setting forth in reasonable detail the estimated income and operating expenses of the Project, by month, for the remainder of the then calendar year for which this Agreement is in effect. on or before thirty (30) calendar days before each subsequent calendar year during the term of this Agreement, Manager shall prepare and submit to Owner for its approval a proposed operating budget setting forth in reasonable detail the estimated income and operating expenses of the Project, by month, for the succeeding calendar year.

     Owner will consider the proposed budgets and then will consult with the Manager in the ensuing period prior to the commencement of the forthcoming calendar year in order to agree on an "APPROVED OPERATING BUDGET." The parties will use reasonable efforts to agree upon an Approved Operating Budget for the forthcoming calendar year on or before December 15th of the then current calendar year. If the parties are unable to reach such agreement, the Approved Operating Budget for the forthcoming calendar year will be established by Owner.

     Manager agrees to employ reasonable efforts to ensure that the actual costs of maintaining and operating the Project shall not exceed the Approved Operating Budget, either in total or in any one accounting category. In the event it appears to Manager that the actual costs of maintaining and operating the Project shall exceed the Approved Operating Budget, Manager shall submit a revised budget proposal for owner's approval as provided above. Upon approval, such revised budget shall become the Approved Operating Budget. In all events, Owner shall pay all actual costs of maintaining and operating the Project.

        5.3 Capital Expenditure Budget. Within thirty (30) calendar days after the execution of this Agreement, Manager shall prepare and submit to owner for its approval a proposed capital expenditure budget setting forth in reasonable detail the estimated capital expenditures of the Project, by month, for the remainder of the then calendar year for which this Agreement is in effect. On or before thirty (30) calendar days before each subsequent calendar year during the term of this Agreement, Manager shall prepare and submit to Owner for its approval a proposed capital expenditure budget setting forth in reasonable detail the estimated capital expenditures of the Project, by month, for the succeeding calendar year.

      Owner will consider the proposed budgets and then will consult with Manager in the ensuing period prior to the commencement of the forthcoming calendar year in order to agree on an "APPROVED CAPITAL BUDGET." The parties will use reasonable efforts to agree upon an Approved Capital Budget for the succeeding calendar year on or before December 15th of the then current calendar year. If the parties are unable to reach such agreement, the Approved Capital Budget for the forthcoming calendar year will be established by Owner.

        6.   TERM.

             6.1 Initial Term. The term of this Agreement shall commence as of the date first set forth above and shall continue for an initial term ending on __________ . Unless written notice to terminate is given by either party to the other at least thirty (230) days prior to the end of the initial term, this
Agreement: shall be automatically renewed for another ____ year term, upon and subject to the terms and conditions set forth in this Agreement.

             6.2 Termination. This Agreement may be terminated for "cause" at any time by Owner upon thirty (30) days prior written notice to Manager setting forth in detail the "cause" for such termination. The term "cause" shall mean
(i) any material breach of this Agreement by Manager, (ii) any willful misconduct, intentional misrepresentation or gross negligence of Manager related to, or in connection with, the management and operation of the Project, (iii) the commencement of a case under Title 11 U.S.C., or under any similar insolvency proceeding under applicable state or federal law, involving Manager as debtor, (iv) Owner's transfer or sale of the Property to an independent third party, (v) the occurrence of a total destruction of the Project, and (vi) the taking of the Project by condemnation, eminent domain, or by agreement in lieu thereof.

      7. INDEMNIFICATION AND HOLD HARMLESS. Neither Manager nor any employee of Manager shall be liable, responsible or accountable in damages or otherwise to owner for any acts performed by it, him or her in good faith and within the scope of this Agreement if any such act or failure to act is not attributable to Manager's or such employee's gross negligence or willful misconduct. Owner shall indemnify, defend and hold Manager (and each employee thereof) harmless for any loss, damage, liability, cost or expense (including reasonable attorneys' fees) arising out of any act or failure to act by Manager (or any employee thereof) if such act or failure to act is in good faith, is within the scope of this Agreement, and is not attributable to Manager's or such employee's gross negligence or willful misconduct.

     8.   MISCELLANEOUS.

        8.1 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California.

        8.2 Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, that provision shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement.

        8.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

      IN WITNESS OF THE FOREGOING, Owner and Manager have caused their duly authorized representatives to execute this Agreement as of the date first above written.

                              OWNER:

                              PGP NORTHERN INDUSTRIAL, L.P.,
                              a Delaware limited partnership

                              By: Pacific Gulf Properties Inc., a Maryland corporation,
                                     its General Partner


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                              MANAGER:

                              PACIFIC GULF PROPERTIES INC.,
                              a Maryland corporation


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION


THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ALAMEDA, CITY OF HAYWARD, DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL 1, PARCEL MAP 1288, FILED SEPTEMBER 25, 1973, BOOK 80 OF PARCEL MAPS, PAGE 27, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-028

PARCEL 2:

PARCEL 1, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO. 3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-2

PARCEL 3:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939" WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP, THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE SOUTH 76 degrees 38' 05" WEST 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND
7.806 FEET SOUTHWESTERLY AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2 NORTH 31 DEGREES 37' 51" WEST 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 58 DEGREES 22' 09" EAST 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE SOUTH 31 degrees 37 feet 51 inches EAST 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

PARCEL 4:

PARCEL ONE OF AMENDED PARCEL MAP 1035 FILED SEPTEMBER 5, 1975 IN BOOK 80 OF PARCEL MAPS ON PAGE 15, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 461-0085-018-03 (PORTION).

PARCEL 5:

PORTION OF INVESTMENT BOULEVARD, AS SAID BOULEVARD WAS ESTABLISHED BY THE GRANT OF EASEMENT FROM EDEN LANDING CORPORATION, A CALIFORNIA CORPORATION, TO THE CITY OF HAYWARD, A MUNICIPAL CORPORATION, DATED JUNE 20, 1967, AND RECORDED JULY 24, 1967 IN REEL 2005 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT IMAGE 500 (AZ-71982), DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD WITH THE EASTERLY RIGHT OF WAY LINE OF EDEN LANDING ROAD AS SHOWN ON PARCEL MAP NO. 1035 FILED IN BOOK 79 OF PARCEL MAPS, PAGE 28, IN THE OFFICE OF THE ALAMEDA COUNTY RECORDER; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF INVESTMENT BOULEVARD THE FOLLOWING THREE COURSES: 1) SOUTH 81 DEGREES 53 FEET 26 INCHES EAST 40.130 FEET; 2) SOUTH 48 DEGREES 12 FEET 02 INCHES EAST 61.294 FEET;
3) SOUTH 08 DEGREES 6'34" WEST 40.000 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 81 DEGREES 53 FEET 26 INCHES WEST 67.124 FEET TO A TANGENT CURVE TO THE RIGHT; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 24.000 FEET THROUGH A CENTRAL ANGLE OF 89 DEGREES 59 FEET 35 INCHES AN ARC DISTANCE OF 37.696 FEET; THENCE NORTH 08 DEGREES 6 FEET 09 INCHES EAST 50.003 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NO. 416-0085-018-03

                                    EXHIBIT Q

                            FORM ESTOPPEL CERTIFICATE


                           LEASE ESTOPPEL CERTIFICATE

Landlord:

Tenant:

Tenant Trade Name:

Lender: Connecticut General Life Insurance Company

Premises:

Area:______________________________ Sq. Ft.  Lease Date:_______________________

The undersigned Landlord and Tenant of the above-referenced lease (the "Lease") hereby ratify the Lease and certifies to Lender as mortgagee of the Real Property of which the premises demised under the Lease (the "Premises") is a part, as follows:

     1. That the term of the Lease commenced on ________________, 19__ and the Tenant is in full and complete possession of the premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by the original landlord and having been accepted by the Tenant.

     2. That the Lease calls for monthly rent installments of $_________ to date and that the Tenant is paying monthly installments of rent of $_________ which commenced to accrue an the ______________ day of _____________ 19__.

     3. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month, there is no "free rent" or other concession under the remaining term of the lease and the rent has been paid to and including

     4. That a security deposit in the amount $________ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

     5. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

     6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions thereof and no event has


                                                                  July 16, 1997